A Message from the President




Dear Shareholder

A strong U.S. economy continues to provide a favorable environment for mutual fund investors. Interest rates remain low and strong corporate earnings persist. During the first quarter of 1998, the Dow Jones Industrial Average returned 11.75% while the Standard & Poor's 500 Composite Index increased 13.95%. Through this same period, Principal Mutual Funds shareholders also enjoyed attractive rates of return. However, as always, we caution investors that past performance does not guarantee future results.

During 1997, industry assets grew at a remarkable rate. Total mutual fund assets rose 27% to $4.5 trillion.* This increase was due in part to rising domestic stock prices, but is also attributable to positive cash flow from individual investors. Principal Mutual Funds experienced similar growth. Our assets under management (public and private funds) grew to more than $5 billion at the end of 1997, an increase of 32% from the preceding year.

We maintain our practice of bringing new products and services to the public on a regular basis. In early January, Principal Mutual Funds added two more names to the family--Principal Real Estate Fund and Principal SmallCap Fund. These additions bring our total number of mutual funds offerings to eighteen. In April, Principal Mutual Funds introduced a self-styled diversification program--Principal Trailblazer. Trailblazer acts as a compliment to our asset allocation program--Principal Path. To learn more about the expanding menu of Principal Mutual Funds products and services, we encourage you to contact your registered representative.

Principal Mutual Funds has more exciting projects in the works, some of which you will be hearing about soon. We thank you for helping us enjoy another successful year and look forward to serving all your future investment needs.

Sincerely,


/s/ STEPHAN L. JONES


Stephan L. Jones
President



*Source: Investment Company Institute

                                            Table of Contents

                                                                           Page
Manager's Comments.........................................................    4
Which Individual Retirement Account is Right for You?......................   12

Domestic Growth-Oriented Funds Financial Statements and Highlights
  Statements of Assets and Liabilities.....................................   14
  Statements of Operations.................................................   16
  Statements of Changes in Net Assets......................................   18
  Notes to Financial Statements............................................   20
  Schedules of Investments
   Balanced Fund...........................................................   26
   Blue Chip Fund..........................................................   29
   Capital Value Fund......................................................   30
   Growth Fund.............................................................   31
   MidCap Fund.............................................................   34
   Real Estate Fund........................................................   36
   SmallCap Fund...........................................................   37
   Utilities Fund..........................................................   39
  Financial Highlights.....................................................   40

International Growth-Oriented Funds Financial Statements and Highlights
  Statements of Assets and Liabilities.....................................   50
  Statements of Operations.................................................   51
  Statements of Changes in Net Assets......................................   52
  Notes to Financial Statements............................................   54
  Schedules of Investments
   International Emerging Markets Fund.....................................   62
   International Fund......................................................   64
   International SmallCap Fund.............................................   66
Financial Highlights.......................................................   70

Income-Oriented Funds Financial Statements and Highlights
  Statements of Assets and Liabilities.....................................   74
  Statements of Operations.................................................   76
  Statements of Changes in Net Assets......................................   78
  Notes to Financial Statements............................................   80
  Schedules of Investments
    Bond Fund..............................................................   86
   Government Securities Income Fund.......................................   89
   High Yield Fund.........................................................   89
   Limited Term Bond Fund..................................................   91
   Tax-Exempt Bond Fund....................................................   92
  Financial Highlights.....................................................   98

Money Market Funds Financial Statements and Highlights
  Statements of Assets and Liabilities.....................................  106
  Statements of Operations.................................................  107
  Statements of Changes in Net Assets......................................  108
  Notes to Financial Statements............................................  110
  Schedules of Investments
   Cash Management Fund....................................................  114
   Tax-Exempt Cash Management Fund.........................................  116
  Financial Highlights.....................................................  120

Principal Family of Mutual Funds...........................................  124

Principal Funds Performance
                              Average Annual Total Returns
                              As of March 31, 1998
                                     1 Year               5 Years             10 Years
                                 with     without     with     without    with      without
                                 sales     sales      sales     sales     sales      sales
        A Shares of:            charge    charge     charge    charge    charge     charge
Balanced                        18.59%    24.43%     11.05%    12.13%    10.84%     11.37%
Blue Chip                       32.02     38.53      17.17     18.30     15.11(a)   15.89(a)
Bond                             8.58     13.94       6.58      7.61      8.71       9.23
Capital Value                   35.08     41.74      18.41     19.56     14.38      14.93
Government Securities Income     7.19     12.48       5.52      6.54      8.29       8.82
Growth                          37.68     44.47      19.22     20.37     16.96      17.53
High Yield                       6.38     11.62       7.95      8.99      7.68       8.20
International                   18.88     24.74      16.57     17.70     11.87      12.41
International Emerging Markets  (8.88)(b) (4.33)(b)
International SmallCap          14.09(b)  19.78(b)
Limited Term Bond                6.31      7.93       5.32(c)   6.08(c)
MidCap                          32.86     39.41      18.64     19.79     17.41      17.97
Real Estate                      5.06(d)  (0.33)(d)
SmallCap                         7.31(d)  12.66(d)
Tax-Exempt Bond                  5.13     10.31       5.34      6.36      7.80       8.32
Utilities                       35.01     41.67      10.46     11.53     12.14(e)   13.16(e)

                                      1 Year          5 Years(f)

                                  with    without    with      without
        B Shares of:              CDSC*    CDSC*     CDSC*      CDSC*
Balanced                        19.39%    23.39%     17.26%    17.88%
Blue Chip                       33.56     37.56      26.23     26.76
Bond                             9.14     13.14       9.45     10.18
Capital Value                   36.55     40.55      28.65     29.15
Government Securities Income     7.80     11.80       8.90      9.64
Growth                          39.82     43.82      27.47     27.99
High Yield                       6.55     10.55      10.60     11.31
International                   19.89     23.89      17.94     18.55
International Emerging Markets  (8.16)(b) (4.33)(b)
International SmallCap          15.68(b)  19.68(b)
Limited Term Bond                6.25      7.50       5.08(c)   5.65(c)
MidCap                          34.77     38.77      27.60     28.11
Real Estate                     (4.33)(d) (0.36)(d)
SmallCap                         8.66(d)  12.66(d)
Tax-Exempt Bond                  5.65      9.65       9.47     10.20
Utilities                       36.72     40.72      21.19     21.77
* Contingent Deferred Sales Charge

        R Shares of:            1 Year              5 Years(c)

Balanced                        23.65%               16.38%
Blue Chip                       37.79                24.57
Bond                            13.33                 7.78
Capital Value                   40.71                28.32
Government Securities Income    11.50                 6.87
Growth                          43.52                24.60
High Yield                      10.35                 9.68
International                   23.84                21.15
International Emerging Markets  (4.33)(b)
International SmallCap          19.78(b)
Limited Term Bond                7.34                 5.45
MidCap                          38.61                22.62
Real Estate                     (0.35)(d)
SmallCap                        12.66(d)
Utilities                       41.01                19.10


   (a)   Partial period, from effective date 3/1/91
   (b)   Partial period, from effective date 8/29/97
   (c)   Partial period, from effective date 2/29/96
   (d)   Partial period, from effective date 12/31/97
   (e)   Partial period, from effective date 12/16/92
   (f)   Partial period, from effective date 12/9/94

   Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% sales charge. Average annual total returns for B shares are with and without maximum 4.0% contingent deferred sales charge. Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTS

Principal Management Corporation, the adviser to the Principal funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past six months. We believe any Principal fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

DOMESTIC GROWTH FUNDS

Principal Balanced Fund

       Marty Schafer                 Judi Vogel

Principal Balanced Fund is exactly what its name implies: a balanced portfolio of stocks and bonds managed to produce total returns at a relatively low risk level. The Fund's approach is one of adding value through security selection while maintaining a balanced asset allocation of approximately 60% equities and 40% fixed income. The Fund participates in both the bond and stock markets which in the last six months have produced mediocre and phenomenal results, respectively. Interest rates have been stable to slightly lower over the period, limiting fixed income returns to little more than coupon income. Meanwhile, economic growth, employment, consumer spending and corporate profits have been very strong. This rare combination of "perfect" conditions contributed to the equity market's surge. Tremendous capital flows into equity mutual funds played a part as well. With three consecutive years of equity returns over 20%, investor confidence is extremely high. Principal Balanced Fund produced a return for the first early 1998 which was attractive in the absolute, but trailed the Lipper Balanced Fund Average. The Fund's consistent approach of identifying companies that represent good long term values was not well rewarded in a market focused on earnings momentum and liquidity. The Fund's outlook calls for a deceleration in corporate profit growth, a contraction in equity valuations, and slightly lower interest rates. Under this scenario the Fund's focus on quality and value should produce attractive results for conservative investors.

Principal Blue Chip Fund

       Mark Williams

The Dow Jones Industrial Average turned in strong performance over the past six months. First quarter 1998 performance stood out as the Dow rose 11.3%, the best showing for that period since 1987. This performance was all the more remarkable given the mix of economic news. During the period, the inflation-adjusted price of oil hit its lowest levels since before the energy crisis of the 1970s. According to government sources, consumer confidence in the economy shot up to a near record high in early 1998, and continues near that level. At the same time, trouble continued to mount in Asia. U.S. profit growth projections for 1998 were put at just 1-2%, which if they prove to be true, will amount to the slowest growth for the U.S. economy since the 1990-91 recession.

Fund strategy continues to be to invest in high quality companies with a rising dividend focus. While this overall strategy does not change, the actual investment portfolio undergoes continual scrutiny and adjustment. During the past six months, the Fund has become more defensive in order to limit downside exposure should a market correction occur.

Principal Capital Value Fund

     Catherine Zaharis

The strategy for Principal Capital Value Fund is to look for companies which are priced at a discount relative to their historical levels. The focus is then on the future and how companies are valued relative to their worth as ongoing business operations. This strategy gives the portfolio a foundation based on the underlying value of the business.

The markets have dealt with an unusual period during the past six months. Earlier in this period, turmoil ruled the day as Asian woes impacted the domestic stock market. Businesses with large overseas sales which could be impacted by weakening worldwide economies were hurt. Later in the period, the situation reversed itself. Many technology stocks have rebounded dramatically from last fall. The market has now forgiven stocks with earnings problems from Asian issues.

Fund management still believes the jury is out on the earnings impact on U.S. companies which must deal with changes in the world economy. The portfolio is focused on holdings of companies selling at a discount to their business value, as well as companies where the impact of a continuing Asian crisis will not be as great.

Principal Growth Fund

       Mike Hamilton

During the past six months investors preferred large company stocks. Their more stable and visible earnings offset investor fears about problems in Asia and the impact of cheaper imports on small companies. The Fund was up 22.53% for the period, just ahead of the S&P 500 at 22.49%. Healthcare and technology were strong performing sectors. While energy was the weakest sector, lower fuel prices did aid continued growth in the domestic economy.

The  manager   continues  to  focus  on  technology   companies   which  enhance
productivity, financial stocks with good businesses amid consolidation, and healthcare stocks which appear to benefit from strong demographics.

Principal MidCap Fund

       Mike Hamilton

Continued economic growth and lack of inflation worries lifted the domestic markets ever higher over the past six months. The Fund performed favorably, up 14.33%, as compared to a 14.29% gain for the Lipper MidCap Index. At the same time, large cap stocks generally out performed all others as the S&P 500 finished up 22.49%.

During the period, the manager monitored the economy for early signs of a resurgence of inflation and high interest rates and favored reasonably priced companies with good products. The portfolio is overweighted in sectors with positive long term tends such as healthcare, technology, and growth cyclicals. This high quality bias is intended to insulate the Fund from business risks should inflation and high interest rates surface in the economy.

Principal Real Estate Fund

        Kelly Rush

There has been a disconnect this year between real estate stock performance and U.S. commercial real estate conditions. While real estate markets are robust and company earnings announcements have been favorable, real estate stocks have been under pressure since the inception of the Fund in January 1998. Relative performance of the Fund has been below the Lipper Real Estate Fund Average of real estate funds during this relatively short period.

So far this year, investor fears of real estate market deterioration has led to the negative returns. Stories of soaring costs being paid by companies for real estate and signs of new construction are feeding investor fears of the cyclical nature of this industry. Fund managers feel the market has prematurely anticipated a deterioration in the real estate conditions and continued robustness will be experienced through 1999, assuming a stable macro-economic environment.

Market strength, both good and bad, tends to be exaggerated for companies which own office and hotel properties. In this year's negative environment these companies have been the worst performers. Fund managers' bullish outlook for real estate conditions has led to an overweighting in each of these property types which has primarily driven its relative underperformance. Given a continued bullish outlook, Fund managers are evaluating whether this year's decline has presented buying opportunities within this group.

A comparison of real estate stock prices to other equities provides a favorable outlook for real estate stocks. Real estate stocks, which are valued on a price/cash flow multiple basis, historically trade at a discount to the price/earnings multiple of the S&P 500. The combined effect of a soaring S&P 500 and declining real estate stocks has caused this discount to reach the lowest level observed in the past four years.

Principal Real Estate Fund investing involves risk inherent to the industry, including interest rates, mortgage values and REITs.

Principal SmallCap Fund

       John McClain                 Mark Williams

Principal SmallCap Fund just completed its first quarter of operation. The strategy of the Fund is to take the best of the investment manager's small cap growth and small cap value research efforts and build a single portfolio. By doing so, Fund managers hope to provide superior results when compared to other small cap funds.

At the end of April approximately 60% of the Fund's assets were invested in growth stocks with the balance in value stocks. This allocation was chosen for two reasons. First, the small cap value sector has outperformed the small cap growth sector for several measurement periods. Fund managers believe this performance balance going forward has a good chance of being reversed, or at least not expanded further. Second, the opportunities for superior stock selection are greater in the growth area at this time.

Principal Utilities Fund

     Catherine Zaharis

The utility industry has been experiencing major changes as we move from a regulated environment to open competition. Natural gas is the sector having the most experience with these changes, but the electric and telephone companies are also experiencing a new business environment. With these changes, stock prices have experienced greater volatility. As the market continues to determine how to invest in a changing industry, the focus will continue to shift moving forward.

The manager's strategy is to determine the companies which are likely to be successful in preparing themselves for the move to a more competitive environment. Companies are taking different paths to move to competition, and there may be more than one way to be successful. With electrics, being a low cost provider can be an advantage. Diversifying overseas is another way some companies are trying to grow. Adding additional energy service products is yet another way a company can add to its revenue base. In the telecommunications area, companies are expanding product capabilities including cable, data services and high speed internet connections.

Consolidation is now a major factor in telecommunications. Two of the Fund's holdings have announced mergers with other firms within the industry. Also, strategic alliances are being formed with business partners that will assist these companies and their ability to compete. Electric utility performance was impacted by regulatory changes which have been happening state by state. As issues are settled, many stocks have rebounded nicely. Also, companies which have announced coherent strategies to move forward have positively impacted stock returns. Stocks without regulatory changes or new business strategies have not performed well in these markets.

Quality continues to be a focus of this portfolio and the manager continues to monitor this changing environment to determine factors which will help these companies succeed.

Principal Utilities Fund is subject to market conditions directly related to the utilities industry.

INTERNATIONAL GROWTH FUNDS

Principal International Emerging Markets

       Kurt Spieler

The weak relative performance of emerging markets, which began in the second half of 1997, continued in the first quarter of 1998. After the dramatic capitulations in 1997, emerging markets experienced a significant rebound in February and March, led by the Asian region. Relative returns were positive over the last six months with the Fund returning 6.6% vs. 3.6% for the MSCI EMF Index. Even with the strength of the Asian currencies, currency devaluation negatively impacted the Fund's results by -2.1% over the last six months vs. -2.0% for the MSCI EMF Index.

The Fund's portfolio is diversified by region with Latin America making up 42%, EMEA (Eastern Europe, Middle East, Africa) 33% and Asia 25%. At the beginning of 1998 fund managers believed currencies in Asia had devalued past their fair value and searched the universe for ideas. As we looked at Asia, we discovered a divergence of recent stock performance within the countries. High quality, blue chip companies (either exporters or strong balance sheet, defensive, local companies) had held up extremely well and were still at high valuations. The massive negative performance in Asian prices last year resulted from the banking and property sector as well as the high number of companies in financial difficulty. Both the stock markets and currencies rebounded strongly in the first quarter of 1998, in part from the low liquidity in these markets. It seems the Asian bounce has run its course as valuations have now reached the pre-devaluation level in a majority of the stock markets. Fund managers continue to focus on financial strength as evidenced by balance sheet numbers.

Valuation levels and growth potential make Latin America of current interest. At the present time the focus is primarily on companies in Latin America, Eastern Europe and the Middle East. The Fund did see several leveraged companies in Latin American and remains focused on cash generating businesses.

Principal International Fund

        Scott Opsal

The world investment markets experienced two dramatically different periods of performance over the course of the first half of the fiscal year. The first two months saw continued weakness in global markets because of the lingering effect of the Asian crisis. As the situation in Asia stabilized and European companies reported stellar earnings, markets around the world bounced back, especially in Europe. Another factor contributing to strong markets across Europe was the recommendation by the European Commission to include all eleven hopefuls in the first round of monetary union. Most markets remain at or near their recent highs. The one important exception was Japan. After suffering due to the Asian crisis along with the rest of the world, and bouncing back during the January to March time period, the Japanese market has severely underperformed since the government withdrew its artificial support of the market after the end of Japan's fiscal year on March 31.

The Principal International Fund outperformed the MSCI EAFE Index during the turbulent first half of the fiscal year. The continued heavy exposure in Europe and minimal weightings in Japan allowed the Fund to perform well. Positions in defensive stocks as well as stocks that offer above average long-term business growth performed very well. Very little exposure in Asia hurt relative performance as Asian markets rebounded, but began to pay off again as those markets faltered in recent months. Fund managers continue to look for opportunities in Japan and the rest of Asia. However, valuations of high quality companies are still very high and the forward looking returns of the lower quality companies are not high enough to compensate for their higher risk. With equity valuations globally at record levels, the focus continues to be on finding attractively priced defensive companies. Europe is still offering the largest number of interesting investment opportunities.

Principal International SmallCap

      Darren Sleister

The ongoing stance of overweighting Europe and a low exposure to Asia continues to serve shareholders of the Fund well. Europe experienced stock market jubilation as the process of unification moved forward. Asian markets remained volatile by bouncing back in the first six weeks of 1998 after the significant declines experienced in 1997. These market gains were returned in the second half of the quarter. General exposure to deregulating telecommunications and airlines, financial sector growth and consolidation, and technology all added significantly to the Fund's performance of 25.5% over the past six months versus the Salomon Brothers Less Than $1 Billion Index return of 4.5%.

The past six months served as a reminder that international markets present both stock and currency risks to U.S. based investors, and that these risks are not predictable on a near-term basis. It was not surprising to see several markets rise dramatically in such a short period given their dramatic sell-off last year. Fund managers now believe valuation levels are at or above pre-crisis levels in most Asian markets. Given that stability has not arrived, the managers remain cautious about Asia but are aware of the attractive valuations vis a vis the rest of the world.

At this time Fund managers continue to favor European stocks even in the face of their increasing valuations. Exposure to technology, telecom and airline deregulation, financial industry consolidation and growth, deep sea oil exploitation enablers and outsourcing businesses continue to be positive factors impacting future fund performance. Muted economic growth globally is expected; therefore the Fund is avoiding retailers, cyclical stocks and hard commodity-based businesses. Fund managers continue searching for value in Japan and are finding some interesting opportunities but have yet to start buying there. Managers anticipate re-entering the Asian region either later this year or early next year, but prefer to see a more stable economic outlook. Until valuations come more in line with economic reality, the Fund will refrain from buying Asian companies to any large degree.

Important Notes for Growth-Oriented Funds

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. These are unmanaged indexes into which direct investment is not possible.

Investments in Principal MidCap, Principal SmallCap and Principal International SmallCap Funds involve more abrupt or erratic market movements and greater risk than other larger company stock fund investments.

The International Growth Funds are subject to volatility caused by exchange rates, foreign economies and foreign taxes.

Dow Jones Industrial Index: This average is a price-weighted average of 30 actively traded blue chip stocks.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 367 funds.

Lipper Mid Cap Fund Average: This average consists of funds which, by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 274 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 71 funds.

Morgan  Stanley  Capital  International  EAFE  (Europe,  Australia and Far East)
Index: This average reflects an arithmetic, market value weighted average of performance of 1,920 listed securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley EMF (Emerging Markets Free) Index: This average is capitalization weighted and consists of stocks from 26 countries. These countries include:
Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Solomon Brothers Less Than $1 Billion Index: All international companies falling under a $1 billion U.S. market cap.

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Income-Oriented Funds

Principal Bond Fund

       Scott Bennett

Economic conditions in the U.S. continue to be extremely favorable with strong economic growth, very little inflation and a growing government surplus. The financial problems in Asia continue to linger and negatively impact companies or industries with significant Asian ties. However, Asian problems have also helped cool a possibly overheated U.S. economy through reduced exports and limited pricing leverage due to the availability of cheap Asian imports. These conditions have been positive for fixed income investors as the premium demanded for corporate bonds has decreased from the initial Asian problems and interest rates have remained within a fairly small trading range.

Principal Bond Fund, which invests primarily in BBB-rated securities, is well positioned for such an environment. BBB-rated corporate bonds, while still considered investment grade, contain somewhat more risk than higher-rated securities but compensate investors with greater returns which in stable economic times seem more than adequate for the additional risk assumed. Principal Bond Fund is also well diversified by industry and the number of companies in the Fund, which helps limit the impact of any problems.

Principal Government Securities Income Fund

       Marty Schafer

Falling interest rates have led to a strong performance from Principal Government Securities Income Fund, due mainly to the duration* of the portfolio.

Fund results were increased by identifying and selecting certain undervalued GNMA securities for a portion of the portfolio. These securities have now become very popular with both Wall Street and other investors, resulting in an increase in value.

Fund management believes the current portfolio to be well positioned for the period ahead. A number of securities in the portfolio are "seasoned" (e.g., original 30-year loans which have been outstanding for three years or more) and, therefore, are valued more highly in the marketplace. The majority of securities in the Fund are priced below par, so prepayment risk is negligible. Fund managers are shortening maturity slowly with new cash flows. The current strategy of staying fully invested in generic GNMA pass-throughs with a mix of coupons has served the Fund well and should continue to do so going forward.

While the underlying securities of Principal Government Securities Income Fund are guaranteed by the U.S. Government as to the timely payment of principal and interest, Fund shares are not.

Principal High Yield Fund

      Mark Denkinger

The high yield bond market continued to perform well for the six months ended April 30. A modest decline in interest rates and a strong equity market helped drive returns. Principal High Yield Fund underperformed the Lehman Brothers High Yield Index during this time due to an overexposure to Indonesia and the maintenance of a higher quality portfolio. With default rates remaining relatively low, lower quality bonds (to which the manager limits the Fund's exposure) continue to be rewarded in this market.

The high yield bond market continues to be very robust, as more participants are involved in the market both as purchasers and issuers. Newly issued bonds and net cash inflows into mutual funds are once again on record pace. New issue volume combined with historically low default rates, low inflation and a strong economy has continued to make the high yield bond market very attractive.

The Fund maintains a B+ average quality, comprised of BB and B bonds. This is a relatively conservative risk position compared to other funds in the high yield bond market. Going forward the managers will look to increase exposure to lower quality bonds, but only at the margin. At the end of April the Fund was well diversified among 60 bonds of various sectors. Over time the number of holdings will be reduced to around 40. Fund managers continue with a bottom-up approach to security selection in both the new issue and secondary market. Principal High Yield Fund continues to demonstrate that it is a valuable asset class which can enhance overall portfolio diversification and investment returns.

Principal Limited Term Bond Fund

       Marty Schafer

Principal Limited Term Bond Fund continues to be an investment well suited for those investors looking to improve on lower yielding money market funds and similar investments, but unwilling to take on the investment risk of longer term bonds or stocks.

The absolute levels of nominal and real interest rates are an important factor in determining economic growth. Market fear of a slowing U.S. economy, given low domestic growth in and a flood of exports from Asia, pushed rates in the U.S. significantly lower than expected in the fourth quarter of 1997. These lower interest rates, in turn, spurred the interest rate sensitive sectors of the U.S. economy, especially housing, during the first quarter of 1998. In February, housing starts, permits and sales of existing and new homes set cyclical or all time record highs. First quarter real gross domestic product is expected to increase by +4.0%, which is very impressive for an economy in its seventh year of expansion. This demonstrates the tremendously diversified U.S. economy where despite recessionary conditions in Asia (which means reduced growth in export orders for many U.S. companies and high dollar growth in imports from Asia), is keeping goods and commodity prices low. The adverse impact to the U.S. manufacturing sector is being effectively counterbalanced by high levels of consumer demand and residential housing activity. Given the continuing tension between strength in U.S. domestic demand and the drain of foreign trade deficits, interest rates have remained in a relatively narrow range. At this time, insufficient evidence has accumulated on either side of the economic strength/weakness equation to drive rates higher or lower on a trend basis.

While U.S. investors efficiently traded bonds during the first quarter of 1998 based on daily news, their timing was not always effective. Under Chairman Greenspan, Federal Reserve monetary policy remains among the most enlightened in U.S. economic history based on sustained economic growth with low inflation. Utilizing "preemptive" strikes on the Fed Funds rate**, (the last in March, 1997), the FOMC (Federal Open Market Committee) has been able to utilize the bond market to do the day-to-day work of regulating interest rate direction and controlling economic growth.

The U.S. seems to be in a period of financial asset inflation. Watching the cash flows into financial markets, the largest flow was into equity markets where investor demand drove equity performance to near record levels. While bond markets received marginally better cash flows during the first three months of 1998, new bond issuance also surged as issuers found nominal rates even more attractive than investors did real rates. The supply/demand equation may tip more to the favor of investors as U.S. government demand for new funds is reduced by a possible $50 billion (or higher) surplus for fiscal year 1998.

Fund managers continue to invest new cash, search for diversification opportunities and manage duration* within the risk tolerance of the Fund. New cash continues to be invested into existing holdings to increase each bond up to $1 million of the face value. Managers are searching for more stable, A-rated investments to add as well as other asset classes to expand portfolio diversification. The Fund has had from its inception a focus on domestic investments. This focus is expected to continue.

Fund strategy continues to be to stay fully invested, find the best value among various short-term, fixed-income securities, maintain high credit quality standards and manage duration within the target range.

Principal Tax-Exempt Bond Fund

        Dan Garrett

Principal Tax-Exempt Bond Fund continued to provide good results for shareholders over the last six months. The strategy of a long-term, disciplined focus on value-priced investments within the industrial and utility revenue bond sectors, with managed exposure to interest rate and prepayment risk, continues to deliver consistent results.

Interest rates have been in a fairly narrow range for the past six months. Upward rate pressure due to strong domestic growth has been balanced with low inflation from productivity gains and lower import prices. The past several years of prosperity and lower rates have prompted several bond issuers to refund the Fund's higher coupon bonds prior to the call date with welcome results for shareholders. By eliminating the credit and call risk of these bonds, Fund shareholders were rewarded with large price increases in these securities. To hold these bonds would mean a lower yield going forward. Low income producing bonds are being eliminated from the portfolio and are being replaced with current market value bonds.

Important Notes for Income-Oriented Funds

Greater credit risks are inherent in a fund which invests primarily in high yield bonds.

* Duration is the dollar weighted, present value of cash flows, principal and interest, expressed in time.

** The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Lehman Brothers, High Yield Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Money Market Funds

Principal Cash Management Fund
Principal Tax-Exempt Cash Management Fund

       Mike Johnson                Steve Schneider

The Federal Reserve Board continued to maintain the targeted Fed Funds rate* at the 5.50% level set over a year ago at the March 1997 Federal Open Market Committee (FOMC) meeting. Despite periodic strong economic releases the Fed chose to remain neutral and hold rates steady since they were not seeing evidence of increased inflation or any significant negative impact coming from the Asian crisis. In late 1997, the average portfolio maturity of each Fund was typically in the 60+ day range, which was close to the industry average. However, average days declined significantly versus the industry average in recent weeks in anticipation of planned early May redemptions resulting from the transition of certain "sweep accounts" (short-term balances of customers of securities dealers) to another fund organization. Once the liquidation is complete Fund managers will work to bring each fund generally back in line with the industry average maturity. Barring unusual circumstances, Fund management actively monitors the industry averages to keep both yields and average maturities in line. Both portfolios continue to invest from a list of high credit quality investments.

Investment in the money market funds is neither insured nor guaranteed by the U.S. Government. While the Funds strive to maintain a $1.00 per share net asset value, there can be no guarantee they will do so.

In regard to the tax-exempt fund, income dividends are exempt from federal taxation but may not be exempt from state and local taxes. The alternative minimum tax applies to some investors.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Which Individual Retirement Account is Right for You?

SIMPLE, SEP, Roth or traditional...deciding  which Individual Retirement Account
(IRA) is best suited for your particular situation can be a real challenge. The first step in tackling this challenge is to learn the basics about the different types of IRAs available.

IRAs for Small Businesses
IRAs are not just for individuals. Small-business owners make good candidates for IRAs as well. Simplified Employee Pension Plans (SEP-IRA) and Simplified Match PLan for Employees (SIMPLE-IRA) both offer excellent options for employers seeking to improve their and their employees' prospects for a more secure retirement. SEP-IRAs and SIMPLE-IRAs provide the business owner with many benefits, including:

o Reduced business taxes
o Recruitment and retention of quality employees
o Flexibile contributions
o Inexpensive and easy-to-administer

SEP-IRA SEP-IRAs are entirely employer funded and most appropriate for smaller businesses, such as sole proprietors, partnerships and small corporations. Contributions to a SEP-IRA are flexible from year to year and may be skipped altogether. In general, employers may contribute up to 15% of compensation or $24,000* (whichever is less) for each participating employee. If more than one employee is eligible to participate in the plan, the employer must contribute the same percentage of total income for each participant, or the contribution may be integrated with Social Security benefits. The plan must cover all employees who are 21 or older, have worked at the business in three of the past five years, and have earned at least $400.* Employees who are collectively bargained need not be included. Contribution percentages can be changed from year to year at the employer's discretion.

SIMPLE-IRA
A SIMPLE-IRA is designed for businesses with 100 or fewer employees. The plan requires employer contributions and permits employees to contribute voluntarily through salary deferrals. Employees can contribute $6,000 or 100% of compensation, whichever is less. In general, employers must match 100% of the participating employee's salary deferrals up to 3% of the employee's compensation. Employers may reduce the maximum matching contribution percentage to as low as 1% as long as the matching contribution does not fall below 3% in three years of any five-year period.

As an alternative, employers may make a 2% nonelective contribution to all eligible employees regardless of whether they are deferring into the plan. With SIMPLE-IRA, business owners enjoy greater flexibility in their personal deferrals. They can defer up to $6,000 or 100% of salary* (the lesser of the two) and also receive employer contributions.

IRAs for Individuals
IRAs continue to offer taxpayers an effective method of saving for retirement. Even those individuals participating in an employer-sponsored retirement plan can benefit from establishing and contributing to an IRA. The Taxpayer Relief Act of 1997 opened new opportunities for investors through the creation of Roth IRA and the relaxing of certain restrictions on traditional IRAs.

Roth IRA
New in 1998, Roth IRA is generally preferred by those who want to pay their taxes now rather than at retirement or who are over 70 1/2. Taxpayers of any age can contribute up to $2,000 per year into a Roth IRA. Roth contributions are made with after-tax dollars and are nondeductible. However, unlike traditional IRAs, earnings withdrawn from Roth IRAs can be made federally tax-free if certain conditions are met (i.e. over age 59 1/2 and the account is at least five years old). Contribution eligibility for Roth IRA is phased out between $95,000 and $110,000* of AGI (single filers) and $150,000 and $160,000* of AGI
(married, filing jointly).

Owners of traditional IRAs can convert their accounts to a Roth IRA, if their AGI does not exceed $100,000 (single or married, filing jointly only). If the conversion is completed during 1998, the IRA owner can spread the tax consequences over the next four years (1998 tax year and the suceeding three years). Though monies converted to a Roth IRA are subject to income taxes, they are not subject to the 10% IRS-penalty imposed on distributions made prior to age 59 1/2.

Traditional IRA
Employed individuals may contribute as much as $2,000 per year into a traditional IRA. In addition, if their spouses do not work outside the home, they may also contribute up to $2,000 on behalf of their spouses. If an individual is covered by another retirement plan, his/her IRA contribution may or may not be deductible, depending on income. Taxpayers who are employed, but not covered by another retirement plan, can make a fully deductible IRA contribution regardless of income.

Recent legislation restored deductible IRA contributions to individuals at higher income levels. Beginning in the 1998 tax year, the income levels for a fully deductible IRA now begin phase out at $30,000* of AGI (single filers) or $50,000* of AGI (married, filing jointly). Additionally, now employed individuals may make fully deductible contributions even if their spouses are covered by a retirement plan, unless the couple's AGI exceeds $150,000. Traditional IRA investors must begin taking distributions from the account by age 70 1/2 and distributions taken prior to age 59 1/2 may be subject to early withdrawal penalties.

Whether you are a small-business owner looking for an inexpensive, easy-to-administer retirement plan or an individual seeking to supplement your retirement savings, Princor has a variety of IRAs to help you achieve your financial goals. Contact your registered representative today for help in deciding which Individual Retirement Account is right for you.

*For 1998 tax year.

April 30, 1998

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                         Principal                   Principal                 Principal
                                                         Balanced                    Blue Chip               Capital Value
GROWTH FUNDS (Domestic)                                  Fund, Inc.                  Fund, Inc.                Fund, Inc.

Investment in securities -- at cost............        $114,368,965               $127,997,311                $431,109,949



Assets
Investment in securities -- at value (Note 4)..        $132,438,977               $166,970,417                $655,308,868
Cash...........................................               2,001                    179,437                       2,001
Receivables:
   Dividends and interest......................             792,892                    116,388                     763,911
   Investment securities sold..................            --                          --                          --
   Capital Stock sold..........................             533,668                    369,372                     471,342
Other assets...................................               4,685                     35,937                      29,438

                                  Total Assets          133,772,223                167,671,551                 656,575,560
Liabilities
Accrued expenses...............................              58,288                    --                          184,590
Payables:
   Investment securities purchased.............            --                          --                          --
   Capital Stock reacquired....................              49,539                     44,317                     373,237
                             Total Liabilities              107,827                     44,317                     557,827

Net Assets Applicable to
Outstanding Shares ............................        $133,664,396               $167,627,234               $656,017,733


Net Assets Consist of:
Capital Stock..................................        $     86,540               $     76,704               $     201,554
Additional paid-in capital.....................         112,323,519                128,782,070                 417,233,838
Accumulated undistributed net investment
   income (operating loss).....................             458,109                   (192,073)                  2,939,292
Accumulated undistributed net realized
   gain (loss) on investment transactions......           2,726,216                    (12,573)                 11,444,130
Net unrealized appreciation (depreciation)
   of investments..............................          18,070,012                 38,973,106                 224,198,919

                              Total Net Assets         $133,664,396               $167,627,234                $656,017,733


Capital Stock (par value: $.01 a share):
Shares authorized..............................         100,000,000                100,000,000                 100,000,000

Net Asset Value Per Share:
Class A: Net Assets.............................       $100,943,945               $111,810,245                $583,371,309
         Shares issued and outstanding..........          6,525,419                  5,109,262                  17,909,329
         Net asset value per share..............             $15.47                     $21.88                      $32.57
         Maximum offering price per share(a) ...             $16.24                     $22.97                      $34.19


Class B: Net Assets.............................        $15,939,464                $28,997,121                 $40,019,013
         Shares issued and outstanding..........          1,034,628                  1,331,542                   1,235,933
         Net asset value per share(b)...........             $15.41                     $21.78                      $32.38


Class R: Net Assets.............................        $16,780,987                $26,819,868                 $32,627,411
         Shares issued and outstanding..........          1,093,941                  1,229,564                   1,010,138
         Net asset value per share..............             $15.34                     $21.81                      $32.30

                                                         Principal                  Principal                   Principal
                                                           Growth                     MidCap                   Real Estate
GROWTH FUNDS (Domestic)                                  Fund, Inc.                 Fund, Inc.                  Fund, Inc.

Investment in securities -- at cost............        $266,818,869               $327,338,869               $  11,764,816


Assets
Investment in securities -- at value (Note 4)..        $486,702,807               $528,297,149               $  11,278,996
Cash...........................................              48,132                      1,999                       2,098
Receivables:
   Dividends and interest......................             379,648                    276,158                      15,850
   Investment securities sold..................           1,739,942                     --                        --
   Capital Stock sold..........................             758,483                    528,960                      20,945
Other assets...................................              11,857                      5,547                       1,110

                                  Total Assets          489,640,869                529,109,813                  11,318,999
Liabilities
Accrued expenses...............................             257,947                    228,986                    --
Payables:
   Investment securities purchased.............             --                       3,625,610                     105,106
   Capital Stock reacquired....................             383,843                    359,361                       2,000
                             Total Liabilities              641,790                  4,213,957                     107,106

Net Assets Applicable to
Outstanding Shares ............................        $488,999,079               $524,895,856                 $11,211,893


Net Assets Consist of:
Capital Stock..................................             $81,745                   $104,096                     $11,633
Additional paid-in capital.....................         266,111,284                315,979,727                  11,613,613
Accumulated undistributed net investment
   income (operating loss).....................             711,795                   (259,744)                     78,920
Accumulated undistributed net realized
   gain (loss) on investment transactions......           2,210,317                  8,113,497                      (6,453)
Net unrealized appreciation (depreciation)
   of investments..............................         219,883,938                200,958,280                    (485,820)

                              Total Net Assets         $488,999,079               $524,895,856               $  11,211,893


Capital Stock (par value: $.01 a share):
Shares authorized..............................         100,000,000                100,000,000                100,000,000

Net Asset Value Per Share:
Class A: Net Assets.............................       $402,192,055               $418,417,381                  $4,924,786
         Shares issued and outstanding..........          6,720,056                  8,277,963                     510,883
         Net asset value per share..............             $59.85                     $50.55                       $9.64
         Maximum offering price per share(a) ...             $62.83                     $53.07                      $10.12


Class B: Net Assets.............................        $59,733,528                $79,726,695                  $3,276,327
         Shares issued and outstanding..........            999,821                  1,598,130                     340,013
         Net asset value per share(b)...........             $59.74                     $49.89                       $9.64


Class R: Net Assets.............................        $27,073,496                $26,751,780                  $3,010,780
         Shares issued and outstanding..........            454,613                    533,469                     312,419
         Net asset value per share..............             $59.55                     $50.15                      $9.64

                                                         Principal                  Principal
                                                         SmallCap                   Utilities
GROWTH FUNDS (Domestic)                                  Fund, Inc.                 Fund, Inc.

Investment in securities -- at cost............        $ 19,445,808                $66,871,348


Assets
Investment in securities -- at value (Note 4)..         $21,135,000                $91,710,399
Cash...........................................               2,463                      2,001
Receivables:
   Dividends and interest......................                 860                    370,410
   Investment securities sold..................             --                         --
   Capital Stock sold..........................             275,637                     45,994
Other assets...................................              14,689                      1,089

                                  Total Assets            1,428,649                 92,129,893
Liabilities
Accrued expenses...............................             --                          46,128
Payables:
   Investment securities purchased.............              --                         --
   Capital Stock reacquired....................                 175                     54,122
                             Total Liabilities                  175                    100,250

Net Assets Applicable to
Outstanding Shares ............................         $21,428,474                $92,029,643


Net Assets Consist of:
Capital Stock..................................                 $10                    $60,828
Additional paid-in capital.....................          19,276,532                 66,206,380
Accumulated undistributed net investment
   income (operating loss).....................             (31,572)                   245,414
Accumulated undistributed net realized
   gain (loss) on investment transactions......             475,801                    677,970
Net unrealized appreciation (depreciation)
   of investments..............................           1,689,192                 24,839,051

                              Total Net Assets         $ 21,428,474                $92,029,643


Capital Stock (par value: $.01 a share):
Shares authorized..............................         100,000,000                100,000,000

Net Asset Value Per Share:
Class A: Net Assets.............................        $12,113,127                $79,759,502
         Shares issued and outstanding..........          1,047,017                  5,270,526
         Net asset value per share..............             $11.57                     $15.13
         Maximum offering price per share(a) ...             $12.15                     $15.88


Class B: Net Assets.............................         $5,441,151                 $9,553,288
         Shares issued and outstanding..........            470,304                    632,059
         Net asset value per share(b)...........             $11.57                     $15.11


Class R: Net Assets.............................         $3,874,196                 $2,716,853
         Shares issued and outstanding..........            334,813                    180,233
         Net asset value per share..............             $11.57                     $15.07

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


    See accompanying notes.


Six Months Ended April 30, 1998, Except as Noted

STATEMENTS OF OPERATIONS
(unaudited)

                                                         Principal                   Principal                 Principal
                                                          Balanced                   Blue Chip                Capital Value
GROWTH FUNDS (Domestic)                                  Fund, Inc.                  Fund, Inc.                Fund, Inc.
Net Investment Income
Income:
   Dividends...................................         $   651,050                $ 1,154,427                $  6,708,492
   Interest....................................           1,885,829                     99,066                     284,240

                                  Total Income            2,536,879                  1,253,493                   6,992,732
Expenses:
   Management and investment advisory
      fees (Note 3)............................             348,266                    336,334                   1,132,944
   Distribution and shareholder servicing
      fees (Notes 1 and 3).....................             223,124                    302,755                     600,858
   Transfer and administrative services
       (Notes 1 and 3).........................             221,640                    318,409                     486,224
   Registration fees (Note 1)..................              27,804                     33,523                      48,170
   Custodian fees..............................               2,353                      2,020                       1,649
   Auditing and legal fees.....................               2,912                      3,123                       3,392
   Directors' fees.............................               3,582                      3,599                       3,645
   Other.......................................               3,921                      4,122                      19,061

                          Total Gross Expenses              833,602                  1,003,885                   2,295,943
   Less:  Management and investment
          advisory fees waived.................                 --                         --                          --

                            Total Net Expenses              833,602                  1,003,885                   2,295,943

        Net Investment Income (Operating Loss)            1,703,277                    249,608                   4,696,789

Net Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) from investment
   transactions                                           2,727,919                        186                  11,446,552
Change in unrealized appreciation/
   depreciation of investments.................           7,750,561                 24,626,051                  93,495,472

                   Net Realized and Unrealized
                    Gain (Loss) on Investments           10,478,480                 24,626,237                 104,942,024


         Net Increase (Decrease) in Net Assets
                     Resulting from Operations          $12,181,757                $24,875,845                $109,638,813

                                                          Principal                 Principal                    Principal
                                                           Growth                    MidCap                      Real Estate
GROWTH FUNDS (Domestic)                                   Fund, Inc.                Fund, Inc.                  Fund, Inc.(a)
Net Investment Income
Income:
   Dividends...................................         $ 2,074,739                $ 1,420,347                   $ 175,430
   Interest....................................           1,295,067                  1,168,241                      43,270

                                  Total Income            3,369,806                  2,588,588                     218,700
Expenses:
   Management and investment advisory
      fees (Note 3)............................             876,447                  1,255,621                      36,729
   Distribution and shareholder servicing
      fees (Notes 1 and 3).....................             654,709                    777,419                       5,032
   Transfer and administrative services
       (Notes 1 and 3).........................             628,127                    774,825                      22,106
   Registration fees (Note 1)..................              40,706                     53,030                         878
   Custodian fees..............................               2,212                      2,517                       1,607
   Auditing and legal fees.....................               4,297                      3,806                       2,060
   Directors' fees.............................               3,670                      3,638                       1,457
   Other.......................................              12,183                     12,224                       1,248

                          Total Gross Expenses            2,222,351                  2,883,080                      71,117
   Less:  Management and investment
          advisory fees waived.................                  --                         --                          --

                            Total Net Expenses            2,222,351                  2,883,080                      71,117

        Net Investment Income (Operating Loss)            1,147,455                   (294,492)                    147,583

Net Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) from investment
   transactions                                           2,215,319                  8,115,815                      (6,453)
Change in unrealized appreciation/
   depreciation of investments.................          83,543,199                 56,520,171                    (485,820)

                   Net Realized and Unrealized
                    Gain (Loss) on Investments           85,758,518                 64,635,986                    (492,273)


         Net Increase (Decrease) in Net Assets
                     Resulting from Operations          $86,905,973                $64,341,494                   $(344,690)

                                                         Principal                   Principal
                                                          SmallCap                   Utilities
GROWTH FUNDS (Domestic)                                  Fund, Inc.(a)               Fund, Inc.
Net Investment Income
Income:
   Dividends...................................          $   15,357                $ 1,683,334
   Interest....................................              48,251                     44,487

                                  Total Income               63,608                  1,727,821
Expenses:
   Management and investment advisory
      fees (Note 3)............................              45,401                    253,455
   Distribution and shareholder servicing
      fees (Notes 1 and 3).....................               6,387                    139,447
   Transfer and administrative services
       (Notes 1 and 3).........................              26,005                    129,492
   Registration fees (Note 1)..................               1,517                     21,552
   Custodian fees..............................               1,014                      1,191
   Auditing and legal fees.....................               2,155                      1,650
   Directors' fees.............................               1,748                      3,599
   Other.......................................                 553                      3,251

                          Total Gross Expenses               84,780                    553,637
   Less:  Management and investment
          advisory fees waived.................                 --                      31,675

                            Total Net Expenses               84,780                    521,962

        Net Investment Income (Operating Loss)              (21,172)                 1,205,859

Net Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) from investment
   transactions                                             475,801                    742,573
Change in unrealized appreciation/
   depreciation of investments.................           1,689,192                 14,527,074

                   Net Realized and Unrealized
                    Gain (Loss) on Investments            2,164,993                 15,269,647


         Net Increase (Decrease) in Net Assets
                     Resulting from Operations           $2,143,821                $16,475,506


(a) Period from December 11, 1997 (date operations commenced) through April 30, 1998.


    See accompanying notes.



STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                        Principal                    Principal                   Principal
                                                        Balanced                     Blue Chip                 Capital Value
GROWTH FUNDS (Domestic)                                 Fund, Inc.                   Fund, Inc.                   Fund, Inc.

                                                 Six Months      Year        Six Months        Year        Six Months       Year
                                                    Ended        Ended          Ended          Ended          Ended         Ended
                                                  April 30,   October 31,     April 30,     October 31,     April 30,    October 31,
                                                    1998         1997           1998           1997           1998          1997
Operations
Net investment income (operating loss)........   $1,703,277    $2,134,586      $ 249,608     $ 773,899    $ 4,696,789   $ 9,136,213
Net realized gain (loss) from
   investment transactions....................    2,727,919     7,456,891            186    12,146,669     11,446,552    44,903,311
Change in unrealized appreciation/
   depreciation of investments................    7,750,561     3,601,722     24,626,051       617,291     93,495,472    57,109,297

         Net Increase (Decrease) in Net Assets
                     Resulting from Operations   12,181,757    13,193,199     24,875,845    13,537,859    109,638,813   111,148,821

Dividends and Distributions to Shareholders
From net investment income:
   Class A....................................   (1,098,973)   (1,962,353)      (456,343)     (664,560)    (4,757,398)   (8,406,934)
   Class B ...................................     (107,134)     (152,316)       (21,461)      (25,978)      (148,850)     (131,991)
   Class R....................................     (114,188)     (102,915)       (43,371)      (42,305)      (122,222)      (86,476)

From net realized gain on investments:
   Class A ...................................   (5,882,043)   (6,130,810)    (8,442,704)   (1,212,100)   (40,821,200)  (60,902,870)
   Class B ...................................     (842,058)     (566,868)    (1,993,370)     (188,032)    (2,381,772)   (1,471,954)
   Class R....................................     (725,965)     (112,915)    (1,722,256)      (55,610)    (1,696,668)     (338,789)

             Total Dividends and Distributions   (8,770,361)   (9,028,177)   (12,679,505)   (2,188,585)   (49,928,110)  (71,339,014)

Capital Share Transactions (Note 5)
Shares sold:
   Class A....................................   12,759,862    21,449,772     22,595,404    34,250,614     36,503,008    57,963,775
   Class B ...................................    3,509,693     5,741,685      8,094,490    11,442,392      8,555,467    15,764,589
   Class R....................................    6,752,242     9,101,517      9,362,526    14,353,877     11,694,016    16,511,369
Shares issued in reinvestment of dividends
   and distributions:
   Class A....................................    6,813,652     7,361,276      8,632,421     1,791,093     44,628,737    68,083,831
   Class B ...................................      941,724       712,904      2,000,314       211,943      2,484,250     1,583,642
   Class R....................................      840,099       215,722      1,765,429        97,891      1,816,348       425,209
Shares redeemed:
   Class A ...................................   (6,641,568)  (17,550,684)    (7,663,888)   (9,512,640)   (45,918,511) (103,901,296)
   Class B ...................................     (809,134)     (943,794)    (1,421,766)   (1,463,536)    (1,639,335)   (1,795,682)
   Class R ...................................     (979,205)     (846,178)    (1,685,543)   (1,259,802)    (1,826,791)   (1,636,526)

        Net Increase (Decrease) in Net Assets
               from Capital Share Transactions   23,187,365    25,242,220     41,679,387    49,911,832     56,297,189    52,998,911

                                Total Increase   26,598,761    29,407,242     53,875,727    61,261,106    116,007,892    92,808,718

Net Assets
Beginning of period...........................  107,065,635    77,658,393    113,751,507    52,490,401    540,009,841   447,201,123
End of period [including undistributed net
   investment income (operating loss) as
   set forth below]                            $133,664,396  $107,065,635   $167,627,234  $113,751,507   $656,017,733  $540,009,841

Undistributed Net Investment
   Income (Operating Loss)....................  $   458,353   $    75,127     $ (192,073)   $   79,494   $  2,939,292    $3,270,973

                                                               Principal            Principal             Principal
                                                                 Growth               MidCap             Real Estate
GROWTH FUNDS (Domestic)                                        Fund, Inc.           Fund, Inc.            Fund, Inc.

                                                 Six Months      Year       Six Months        Year           Period
                                                    Ended        Ended         Ended         Ended           Ended
                                                  April 30,   October 31,    April 30,     October 31,      April 30,
                                                    1998         1997          1998           1997           1998(a)
Operations
Net investment income (operating loss)........   $1,147,455   $ 2,008,065    $  (294,492)    $ 419,786     $  147,583
Net realized gain (loss) from
   investment transactions....................    2,215,319    11,213,338      8,115,815    10,456,322         (6,453)
Change in unrealized appreciation/
   depreciation of investments................   83,543,199    65,942,389     56,520,171    80,084,426       (485,820)

         Net Increase (Decrease) in Net Assets
                     Resulting from Operations   86,905,973    79,163,792     64,341,494    90,960,534       (344,690)

Dividends and Distributions to Shareholders
From net investment income:
   Class A....................................   (1,190,663)   (1,853,254)        (1,299)     (741,359)       (29,690)
   Class B ...................................      (53,033)      (14,911)       --             (4,780)       (19,700)
   Class R....................................       (5,784)       (8,766)       --               (594)       (19,273)

From net realized gain on investments:
   Class A ...................................   (9,419,621)   (2,178,840)    (8,490,994)   (7,708,737)           --
   Class B ...................................   (1,280,280)     (232,571)    (1,506,372)     (989,543)           --
   Class R....................................     (518,056)      (27,607)      (456,883)      (95,503)           --

             Total Dividends and Distributions  (12,467,437)   (4,315,949)   (10,455,548)   (9,540,516)       (68,663)

Capital Share Transactions (Note 5)
Shares sold:
   Class A....................................   33,545,804    54,732,684     44,741,192    76,822,359      5,235,714
   Class B ...................................   10,061,541    14,638,635     14,359,628    24,764,751      3,436,589
   Class R....................................    8,033,811    13,558,095      8,051,817    14,520,116      3,116,844
Shares issued in reinvestment of dividends
   and distributions:
   Class A....................................   10,339,980     3,915,241      8,300,810     8,245,913         29,605
   Class B ...................................    1,309,938       244,569      1,491,261       981,686         19,700
   Class R....................................      523,768        36,360        456,869        96,080         19,274
Shares redeemed:
   Class A ...................................  (21,016,579)  (35,146,370)   (24,631,672)  (36,719,008)      (160,219)
   Class B ...................................   (2,595,714)   (4,184,396)    (3,556,152)   (4,945,062)       (59,340)
   Class R ...................................   (1,533,568)   (1,144,394)    (1,871,743)   (1,479,854)       (12,921)

        Net Increase (Decrease) in Net Assets
               from Capital Share Transactions   38,668,981    46,650,424     47,342,010    82,286,981     11,625,246

                                Total Increase  113,107,517   121,498,267    101,227,956   163,706,999     11,211,893

Net Assets
Beginning of period...........................  375,891,562   254,393,295    423,667,900   259,960,901            --
End of period [including undistributed net
   investment income (operating loss) as
   set forth below]                            $488,999,079  $375,891,562   $524,895,856  $423,667,900    $11,211,893

Undistributed Net Investment
   Income (Operating Loss).................... $    711,795   $   813,820   $   (259,744)     $ 36,047      $  78,920

                                                  Principal                 Principal
                                                  SmallCap                   Utilities
GROWTH FUNDS (Domestic)                           Fund, Inc.                Fund, Inc.

                                                   Period      Six Months        Year
                                                   Ended         Ended          Ended
                                                  April 30,     April 30,    October 31,
                                                   1998(a)       1998            1997
Operations
Net investment income (operating loss)........   $  (21,172)   $1,205,859    $ 2,768,051
Net realized gain (loss) from
   investment transactions....................      475,801       742,573      1,274,214
Change in unrealized appreciation/
   depreciation of investments................    1,689,192    14,527,074      5,564,046

         Net Increase (Decrease) in Net Assets
                     Resulting from Operations    2,143,821    16,475,506      9,606,311

Dividends and Distributions to Shareholders
From net investment income:
   Class A....................................       (4,160)   (1,262,952)    (2,431,314)
   Class B ...................................       (3,120)     (112,238)      (183,927)
   Class R....................................       (3,120)      (30,836)       (28,627)

From net realized gain on investments:
   Class A ...................................          --            --             --
   Class B ...................................          --            --             --
   Class R....................................          --            --             --

             Total Dividends and Distributions      (10,400)   (1,406,026)    (2,643,868)

Capital Share Transactions (Note 5)
Shares sold:
   Class A....................................   11,254,598     6,905,082      5,270,881
   Class B ...................................    4,897,548     2,097,354      2,196,079
   Class R....................................    3,591,709     1,151,688      1,364,313
Shares issued in reinvestment of dividends
   and distributions:
   Class A....................................        4,160     1,113,084      2,147,554
   Class B ...................................        3,120       101,062        165,257
   Class R....................................        3,120        30,814         28,603
Shares redeemed:
   Class A ...................................     (235,849)   (5,868,640)   (15,663,584)
   Class B ...................................       (9,615)   (1,031,821)    (1,595,827)
   Class R ...................................     (213,738)     (353,836)      (272,901)

        Net Increase (Decrease) in Net Assets
               from Capital Share Transactions   19,295,053     4,144,787     (6,359,625)

                                Total Increase   21,428,474    19,214,267        602,818

Net Assets
Beginning of period...........................          --     72,815,376     72,212,558
End of period [including undistributed net
   investment income (operating loss) as
   set forth below]                             $21,428,474   $92,029,643    $72,815,376

Undistributed Net Investment
   Income (Operating Loss)....................     $(31,572)    $ 245,414    $   445,581

(a) Period from December 11, 1997 (date operations commenced) through April 30, 1998.


    See accompanying notes.

April 30, 1998

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Principal Balanced Fund, Inc.              Principal MidCap Fund, Inc.
Principal Blue Chip Fund, Inc.             Principal Real Estate Fund, Inc.
Principal Capital Value Fund, Inc.         Principal SmallCap Fund, Inc.
Principal Growth Fund, Inc.                Principal Utilities Fund, Inc.


Note 1 -- Significant Accounting Policies

Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Capital Value Fund, Inc., Principal Growth Fund, Inc., Principal MidCap Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc. and Principal Utilities Fund, Inc. (the "Domestic Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

    Former Fund Name                                   New Fund Name
Princor Balanced Fund, Inc.                    Principal Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.                   Principal Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.        Principal Capital Value Fund,Inc.
Princor Growth Fund, Inc.                      Principal Growth Fund, Inc.
Princor Emerging Growth Fund, Inc.             Principal MidCap Fund, Inc.
Princor Utilities Fund, Inc.                   Principal Utilities Fund, Inc.

On December 11, 1997, the initial purchases of 400,000 shares of Class A Capital Stock, 300,000 shares of Class B Capital Stock and 300,000 shares of Class R Capital Stock of Principal Real Estate Fund, Inc. and Principal SmallCap Fund,
Inc. were made by Principal Mutual Life Insurance Company (see Note 3). Effective December 31, 1997, Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. began offering Class A and Class B shares to the public and Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Domestic Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Domestic Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the period ended April 30, 1998, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                    Distribution and                Transfer and
                                               Shareholder Servicing Fees      Administrative Services          Registration Fees

                                                Class A   Class B  Class R    Class A  Class B  Class R    Class A  Class B  Class R
     Principal Balanced Fund, Inc.             $114,297  $ 61,111  $47,716   $ 52,019  $ 9,473  $ 7,264    $ 7,238  $4,994   $4,467
     Principal Blue Chip Fund, Inc.             118,122   106,464   78,169     52,905   16,131   11,773     12,143   4,511    4,470
     Principal Capital Value Fund, Inc.         367,776   139,058   94,024    143,098   19,615   13,741     15,505   6,836    4,896
     Principal Growth Fund, Inc.                395,568   179,796   79,345    178,510   32,513   13,019      9,932   5,518    5,214
     Principal MidCap Fund, Inc.                433,334   264,989   79,096    212,429   41,459   15,622     13,688   7,313    4,888
     Principal Real Estate Fund, Inc.             1,091     2,425    1,516        342      303      302        186     165      165
     Principal SmallCap Fund, Inc.                1,892     2,838    1,657        535      385      384        284     218      218
     Principal Utilities Fund, Inc.              92,389    38,523    8,535     40,709    4,997    1,953      7,119   4,837    3,745

The Domestic Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Domestic Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Domestic Growth Funds record dividend income on the ex-dividend date. Interest income is recognized on an accrual basis.

The Domestic Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the Domestic Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (formerly known as Princor Management Corporation) (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended October 31, 1997 were not material.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Domestic Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Domestic Growth Funds is as follows:

                                                                       Net Asset Value of Funds
                                                                             (in millions)

                                              First             Next             Next              Next             Over
                                              $100              $100             $100              $100             $400
   Principal Balanced Fund, Inc.              0.60%            0.55%             0.50%            0.45%             0.40%
   Principal Blue Chip Fund, Inc.             0.50%            0.45%             0.40%            0.35%             0.30%
   Principal Capital Value Fund, Inc.         0.50%            0.45%             0.40%            0.35%             0.30%
   Principal Growth Fund, Inc.                0.50%            0.45%             0.40%            0.35%             0.30%
   Principal MidCap Fund, Inc.                0.65%            0.60%             0.55%            0.50%             0.45%
   Principal Real Estate Fund, Inc.           0.90%            0.85%             0.80%            0.75%             0.70%
   Principal SmallCap Fund, Inc.              0.85%            0.80%             0.75%            0.70%             0.65%
   Principal Utilities Fund, Inc.             0.60%            0.55%             0.50%            0.45%             0.40%

The  Domestic   Growth  Funds  also  reimburse  the  Manager  for  transfer  and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Manager voluntarily waives a portion of its fee for the Principal Utilities Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating expense limits, which were maintained at or below those shown, are as follows:

                                                             Amount Waived

                                             Six Months Ended              Year Ended                  Expense
                                              April 30, 1998             October 31, 1997               Limit

   Principal Utilities Fund, Inc.
     Class A                                       $21,593                   $65,940                    1.15%
     Class B                                         5,173                     3,753                    1.95%
     Class R                                         4,909                     9,355                    1.65%

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Principal Utilities Fund, Inc. through October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended April 30, 1998 were as follows:

                                                 Class A                Class B

   Principal Balanced Fund, Inc.               $  353,656              $  9,275
   Principal Blue Chip Fund, Inc.                 592,667                18,922
   Principal Capital Value Fund, Inc.             852,230                24,239
   Principal Growth Fund, Inc.                    912,807                34,881
   Principal MidCap Fund, Inc.                  1,261,113                67,513
   Principal Real Estate Fund, Inc.                24,518                    33
   Principal SmallCap Fund, Inc.                  148,000                    12
   Principal Utilities Fund, Inc.                 133,866                16,851

No brokerage commissions were paid by the Domestic Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                               Period Ended         Year Ended
                                              April 30, 1998    October 31, 1997

   Principal Balanced Fund, Inc.                 $  --                $15,194
   Principal Blue Chip Fund, Inc.                   --                 21,243
   Principal Capital Value Fund, Inc.              13,885              17,016
   Principal Growth Fund, Inc.                        500               4,637
   Principal MidCap Fund, Inc.                      --                  3,750
   Principal Real Estate Fund, Inc.                 5,925               --
   Principal SmallCap Fund, Inc.                      375               --
   Principal Utilities Fund, Inc.                   --                  4,665

The Domestic Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Each of the Domestic Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Each of the Domestic Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Domestic Growth Funds.

At April 30, 1998, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Domestic Growth Funds as follows:


                                                               Class A                  Class B              Class R

     Principal Balanced Fund, Inc.                               63,075                    110                 2,634
     Principal Blue Chip Fund, Inc.                              64,478                     99                    71
     Principal Capital Value Fund, Inc.                       5,025,598                     70                    52
     Principal Growth Fund, Inc.                                 37,577                     37                    27
     Principal MidCap Fund, Inc.                                 46,739                     45                    52
     Principal Real Estate Fund, Inc.                           402,660                301,881               301,933
     Principal SmallCap Fund, Inc.                              400,425                300,319               300,319
     Principal Utilities Fund, Inc.                              85,553                    122                    91


Note 4 -- Investment Transactions

For the six months ended April 30, 1998, except as noted, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Domestic Growth Funds were as follows:

                                            Purchases               Sales

     Principal Balanced Fund, Inc.         $60,029,800       $    5,627,969
     Principal Blue Chip Fund, Inc.         25,883,603                   29
     Principal Capital Value Fund, Inc.     54,112,427           29,039,201
     Principal Growth Fund, Inc.            37,917,319           14,003,328
     Principal MidCap Fund, Inc.            47,486,374           22,208,235
     Principal Real Estate Fund, Inc.*      11,899,481              675,594
     Principal SmallCap Fund, Inc.*         17,888,265            1,509,470
     Principal Utilities Fund, Inc.          8,675,272            5,892,361

     * Period from December 11, 1997 (date operations commenced) through April 30, 1998.

At April 30, 1998, net unrealized appreciation (depreciation) of investments by the Domestic Growth Funds was composed of the following:

                                                                                                                 Net Unrealized
                                                                                                                  Appreciation
                                                                         Gross Unrealized                        (Depreciation)

                                                          Appreciation                (Depreciation)             of Investments

     Principal Balanced Fund, Inc.                            $ 20,107,974             $ (2,037,962)              $ 18,070,012
     Principal Blue Chip Fund, Inc.                             40,744,933               (1,771,827)                38,973,106
     Principal Capital Value Fund, Inc.                        227,988,682               (3,789,763)               224,198,919
     Principal Growth Fund, Inc.                               220,977,806               (1,093,868)               219,883,938
     Principal MidCap Fund, Inc.                               217,042,667              (16,084,387)               200,958,280
     Principal Real Estate Fund, Inc.                               90,263                 (576,083)                  (485,820)
     Principal SmallCap Fund, Inc.                               2,354,936                 (665,744)                 1,689,192
     Principal Utilities Fund, Inc.                             25,087,335                 (248,284)                24,839,051

Note 4 -- Investment Transactions (Continued)

At April 30, 1998, the Domestic Growth Funds held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                                       Value at          Value as a
                                                                     Date of                           April 30,      Percentage of
                                   Security Description            Acquisition           Cost            1998            Net Assets
   Principal MidCap        Sierra On Line
   Fund, Inc.                Convertible Subordinated Debentures     8/15/94           $458,750       $1,741,875         .33%
                                                                     8/17/94            447,125        1,707,038         .33
                                                                                                       3,448,913         .66

The Domestic  Growth  Funds'  investments  are with  various  issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                              Principal           Principal            Principal        Principal
                                                              Balanced            Blue Chip          Capital Value        Growth
                                                              Fund, Inc.          Fund, Inc.           Fund, Inc.        Fund, Inc.
Six Months Ended April 30, 1998:
Shares sold:
    Class A   .........................................         844,279          1,081,611            1,189,217            608,164
    Class B   .........................................         233,333            389,874              279,642            182,467
    Class R   .........................................         450,764            450,931              383,594            147,779
Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         466,293            440,479            1,545,308            201,356
    Class B ...........................................          64,830            102,883               86,567             25,531
    Class R   .........................................          58,011             90,590               63,471             10,245
Shares redeemed:
    Class A   .........................................        (440,444)          (367,683)          (1,480,435)          (382,767)
    Class B   .........................................         (53,462)           (68,214)             (53,276)           (46,970)
    Class R   .........................................         (65,188)           (80,813)             (59,325)           (27,650)

                                           Net Increase       1,558,416          2,039,658            1,954,763            718,155



Year Ended October 31, 1997:
Shares sold:
    Class A   .........................................       1,484,901          1,757,696            2,094,307          1,188,640
    Class B   .........................................         394,660            585,899              569,099            315,097
    Class R   .........................................         632,661            734,050              600,469            296,077
Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         521,642             97,219            2,633,617             89,929
    Class B ...........................................          50,747             11,785               61,682              5,779
    Class R   .........................................          15,156              5,263               16,393                863
Shares redeemed:
    Class A   .........................................      (1,197,833)          (495,337)          (3,785,181)          (760,739)
    Class B   .........................................         (65,006)           (73,924)             (64,340)           (91,289)
    Class R   .........................................         (57,684)           (62,702)             (58,005)           (23,813)

                                          Net Increase        1,779,244          2,559,949            2,068,041          1,020,544

                                                              Principal           Principal            Principal        Principal
                                                               MidCap            Real Estate           SmallCap          Utilities
                                                              Fund, Inc.          Fund, Inc.*          Fund, Inc.*       Fund, Inc.
Six Months Ended April 30, 1998, Except as Noted:
Shares sold:
    Class A   .........................................         972,758            524,250            1,067,582            472,686
    Class B   .........................................         314,555            344,110              470,857            142,871
    Class R   .........................................         176,894            311,779              353,931             80,756
Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         188,868              3,038                  426             74,067
    Class B ...........................................          34,306              2,020                  319              6,741
    Class R   .........................................          10,455              1,976                  319              2,053
Shares redeemed:
    Class A   .........................................        (531,905)           (16,405)             (20,991)          (404,433)
    Class B   .........................................         (77,812)            (6,117)                (872)           (71,038)
    Class R   .........................................         (40,767)            (1,336)             (19,437)           (23,695)

                                           Net Increase       1,047,352          1,163,315            1,852,134            280,008



Year Ended October 31, 1997:
Shares sold:
    Class A   .........................................       1,925,742                N/A                  N/A             442,282
    Class B   .........................................         622,365                N/A                  N/A             182,586
    Class R   .........................................         363,949                N/A                  N/A             114,303
Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................         223,920                N/A                  N/A             179,204
    Class B ...........................................          27,006                N/A                  N/A              13,766
    Class R   .........................................           2,629                N/A                  N/A               2,382
Shares redeemed:
    Class A   .........................................        (920,261)               N/A                  N/A          (1,312,610)
    Class B   .........................................        (125,040)               N/A                  N/A            (133,160)
    Class R   .........................................         (36,211)               N/A                  N/A             (23,006)

                               Net Increase (Decrease)        2,084,099                                                    (534,253)



    *Period from December 11, 1997 (date operations commenced) through April 30, 1998.


Note 6 -- Line of Credit

The Domestic Growth Funds (with the exceptions Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc.) participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 1998, the Domestic Growth Funds had no outstanding borrowings under the line of credit.

Note 7 -- Year 2000 Problem

Like other mutual funds, financial and business organizations and individuals around the world, the Domestic Growth Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems it uses and to obtain reasonable assurances that comparable steps are being taken by each fund's other major service providers. At this time, however there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

April 30, 1998

SCHEDULES OF INVESTMENTS

GROWTH FUNDS (DOMESTIC)

PRINCIPAL BALANCED FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (56.55%)

Auto & Home Supply Stores (0.81%)
   Autozone, Inc.                         36,000(a)$ 1,086,750

Bakery Products (0.40%)
   Sara Lee Corp.                          8,900       530,106

Beverages (1.08%)
   Pepsico, Inc.                          24,300       964,406
   Universal Foods Corp.                   9,600       485,400

                                                     1,449,806
Commercial Banks (5.00%)
   BankBoston Corp.                       12,600     1,360,012
   First Union Corp.                      21,292     1,285,504
   Fleet Financial Group, Inc.            14,700     1,269,713
   National City Corp.                     6,060       419,655
   NationsBank Corp.                      15,500     1,174,125
   Pnc Financial Corp.                    19,400     1,172,487

                                                     6,681,496
Commercial Printing (0.76%)
   R. R. Donnelley & Sons Co.             23,100     1,017,843

Communications Equipment (1.07%)
   Allen Telecom, Inc.                    11,100(a)    178,294
   DSC Communications Corp.               20,500(a)    369,000
   General Instrument Corp.               39,400(a)    884,038

                                                     1,431,332
Computer & Data Processing
Services (3.52%)
   Adobe Systems, Inc.                    23,700     1,186,481
   Computer Sciences Corp.                21,000(a)  1,107,750
   Electronic Data Systems Corp.          29,600     1,272,800
   First Data Corp.                       33,700     1,141,587

                                                     4,708,618
Computer & Office Equipment (2.14%)
   3COM Corp.                              7,100(a)    243,175
   Cabletron Systems, Inc.                22,200(a)    294,150
   Hewlett-Packard Co.                    10,300       775,719
   International Business Machines Corp.  13,400     1,552,725

                                                     2,865,769
Consumer Products (2.05%)
   Fortune Brands, Inc.                   34,300     1,264,812
   Philip Morris Cos., Inc.               16,700       623,119
   RJR Nabisco Holdings Corp.             11,000       305,938
   UST, Inc.                              19,900       548,494

                                                     2,742,363
Crude Petroleum & Natural Gas (1.50%)
   Texaco, Inc.                           32,500     1,998,750

Department Stores (0.69%)
   Dillard's, Inc. Class A                25,100       919,288

Drug Stores & Proprietary Stores (0.40%)
   Rite Aid Corp.                         16,800       539,700

Drugs (4.04%)
   Abbott Labs                             7,100       519,187
   American Home Products Corp.           10,100       940,563
   Johnson & Johnson                      18,200     1,299,025
   Merck & Co., Inc.                      12,500     1,506,250
   Pharmacia & Upjohn, Inc.               26,900     1,131,481

                                                     5,396,506
Electric Services (2.25%)
   Central & Southwest Corp.              48,900     1,274,456
   Dominion Resources, Inc.               16,800       664,650
   Houston Industries, Inc.               26,700       775,969
   Potomac Electric Power Co.             12,000       294,000

                                                     3,009,075
Electrical Industrial Apparatus (0.85%)
   Emerson Electric Co.                   17,800     1,132,525

Electronic Distribution Equipment (0.53%)
   General Electric Co.                    8,300       706,538

Fats & Oils (0.80%)
   Archer Daniels Midland Co.             49,708     1,068,722

Federal & Federally Sponsored
Credit (0.55%)
   Federal National Mortgage Association  12,200       730,475

Fire, Marine, & Casualty Insurance (1.12%)
   General Re Corp.                        5,100     1,140,169
   Safeco Corp.                            7,100       354,556

                                                     1,494,725
General Industrial Machinery (0.58%)
   Pall Corp.                             39,400       773,225

Grain Mill Products (0.97%)
   Agribrands International, Inc.          1,180        44,914
   Ralston-Ralston Purina Group           11,800     1,250,800

                                                     1,295,714
Greeting Cards (0.80%)
   American Greetings Corp.               23,100     1,068,375

Grocery Stores (3.06%)
   Albertson's, Inc.                      26,200     1,310,000
   American Stores Co.                    56,800     1,363,200
   Sysco Corp.                            59,400     1,414,463

                                                     4,087,663
Household Furniture (0.74%)
   Masco Corp.                            17,100       991,800

Industrial Inorganic Chemicals (0.74%)
   Dow Chemical Co.                        6,800       657,475
   Eastman Chemical Co.                    4,850       333,437

                                                       990,912
Jewlery, Silverware & Plated Ware (0.15%)
   Jostens, Inc.                           8,400       198,975

Life Insurance (0.95%)
   Lincoln National Corp.                 14,300     1,270,019

Management & Public Relations (1.40%)
   Cognizant Corp.                        20,800     1,069,900
   Dun & Bradstreet Corp.                 22,500       798,750

                                                     1,868,650
Meat Products (0.67%)
   Tyson Foods, Inc.                      46,350       895,134

Medical Instruments & Supplies (0.90%)
   St. Jude Medical, Inc.                 33,850(a)  1,199,559

Medical Services & Health
Insurance (1.89%)
   Aon Corp.                              11,400       735,300
   Foundation Health Systems, Inc.,
     Class A                              38,550(a)  1,115,541
   Pacificare Health Systems, Inc.,
     Class B9,500(a)                     680,437     2,531,278

Metal Forgings & Stampings (0.55%)
   Newell Co.                             15,100       729,519

Miscellaneous Shopping Goods
Stores (1.13%)
   Toys `R' Us, Inc.                      54,900(a)  1,513,181

Motor Vehicles & Equipment (0.50%)
   Ford Motor Co.                         14,654       671,336

Motor Vehicles, Parts & Supplies (1.04%)
   Grainger (W. W.), Inc.                 12,800     1,394,400

Paper Mills (1.33%)
   Fort James Corp.                        9,462       469,552
   Kimberly Clark Corp.                   25,800     1,309,350

                                                     1,778,902
Personal Credit Institutions (0.21%)
   Associates First Capital                3,841       287,084

Petroleum Refining (3.70%)
   Amoco Corp.                            30,000     1,327,500
   Atlantic Richfield Co.                 19,700     1,536,600
   Exxon Corp.                            28,400     2,071,425

                                                     4,935,525
Plastic Materials & Synthetics (0.10%)
   Wellman, Inc.                           5,900       133,488

Rubber & Plastics Footwear (0.53%)
   Nike, Inc.                             14,900       711,475

Sanitary Services (1.45%)
   Browning-Ferris Industries, Inc.        8,500       290,063
   Waste Management, Inc.                 49,300     1,651,550

                                                     1,941,613
Security Brokers & Dealers (0.32%)
   Bear Stearns Cos.                       7,500       427,969

Telephone Communication (1.80%)
   AT&T Corp.                             13,800       828,863
   GTE Corp.                              18,600     1,086,937
   Motorola, Inc.                          8,800       489,500

                                                     2,405,300
Toys & Sporting Goods (0.70%)
   Hasbro, Inc.                           25,400       935,038

Variety Stores (0.78%)
   Wal-Mart Stores, Inc.                  20,500     1,036,531


                             Total Common Stocks    75,583,052


                                        Principal
                                         Amount         Value
Bonds (35.18%)

Beverages (0.75%)
   Seagram Co., Ltd.
     Notes; 6.50%; 4/1/03             $1,000,000   $ 1,006,302

Blast Furnace & Basic
Steel Products (0.87%)
   Carpenter Technology Corp.
     Medium-Term Notes;
     6.99%; 4/20/18                      800,000       790,098
   Quanex Corp. Convertible
     Subordinated Debentures;
     6.88%; 6/30/07                      350,000       367,500

                                                     1,157,598
Business Credit Institutions (2.31%)
   CIT Group Holdings
     Senior Medium-Term Notes;
     6.38%; 10/1/02                    1,000,000     1,005,772
   Ford Motor Credit Co. Notes;
     7.75%; 3/15/05                    1,000,000     1,075,138
   Heller Financial, Inc. Notes;
     6.44%; 10/6/02                    1,000,000       999,790

                                                     3,080,700
Commercial Banks (1.84%)
   J.P. Morgan & Co., Inc.
     Subordinated Notes;
     6.70%; 11/1/07                    1,000,000     1,018,583
   NationsBank Corp.
     Subordinated Notes;
     7.80%; 9/15/16                    1,300,000     1,446,890

                                                     2,465,473
Communications Equipment (1.07%)
   Motorola, Inc.
     Debentures Note;
     7.50%; 5/15/25                    1,291,000     1,428,335

Computer & Office Equipment (1.54%)
   IBM Corp. Debentures;
     7.00%; 10/30/25                   1,300,000     1,355,929
   Seagate Technology, Inc.
     Senior Notes;
     7.37%; 3/1/07                       750,000       711,039

                                                     2,066,968
Consumer Products (1.07%)
   Philip Morris Cos., Inc. Notes;
     6.15%; 3/15/00                      400,000       399,416
     7.25%; 9/15/01                    1,000,000     1,028,208

                                                     1,427,624
Department Stores (1.62%)
   Dillards Department Stores, Inc.
     Notes; 7.38%; 6/1/06                600,000       641,526
   Fred Meyer, Inc. Senior Notes;
     7.38%; 3/1/05                       500,000       501,600
   Sears Roebuck & Co.
     Medium-Term Notes;
     8.00%; 2/15/99                    1,000,000     1,015,583

                                                     2,158,709
Electric Services (1.91%)
   Louisiana Power & Light
     First Mortgage Bonds;
     6.00%; 3/1/00                       500,000       498,727
   Texas Utilities Electric Co.
     Medium-Term Notes,
     Series D, First Mortgage Bond;
     6.25%; 1/31/00                    1,000,000     1,003,357
   Virginia Electric & Power Co.
     First Mortgage Bond;
     7.38%; 7/1/02                     1,000,000     1,044,688

                                                     2,546,772
Farm & Garden Machinery (0.88%)
   Deere & Co.
     Senior Debentures;
     8.50%; 1/9/22                     1,000,000     1,178,615

Forest Products (0.75%)
   Weyerhaeuser Co.
     Debentures Notes;
     6.95%; 10/1/27                    1,000,000       999,813

General Government (1.17%)
   Province of Quebec, Canada
     Debentures;
     7.50%; 7/15/02                      500,000       524,295
     7.00%; 1/30/07                    1,000,000     1,043,620

                                                     1,567,915
General Industrial Machinery (1.15%)
   Ingersoll-Rand
     Medium-Term Notes;
     6.46%; 11/19/03                   1,000,000     1,010,038
   Timken Co.
     Medium-Term Notes;
     7.30%; 8/13/02                      500,000       520,551

                                                     1,530,589
Miscellaneous Investing (1.90%)
   Federal Realty Investment Trust Notes;
     8.88%; 1/15/00                    1,000,000     1,039,963
   Kimco Realty Corp. Senior Notes;
     6.50%; 10/1/03                    1,500,000     1,494,477

                                                     2,534,440
Mortgage Bankers & Brokers (0.75%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.54%; 4/14/00                    1,000,000     1,007,009

Motion Picture Production &
Services (0.39%)
   Viacom, Inc.
     Guaranteed Senior Notes;
     7.75%; 6/1/05                       500,000       526,986

Motor Vehicles & Equipment (2.15%)
   Chrysler Corp. Debentures;
     7.45%; 3/1/27                     1,400,000     1,505,462
   General Motors Corp. Debentures;
     7.70%; 4/15/16                    1,250,000     1,371,346

                                                     2,876,808
Paper Mills (0.76%)
   International Paper Co. Notes;
     6.88%; 7/10/00                    1,000,000     1,015,221

Personal Credit Institutions (3.02%)
   American General Finance Corp. Notes;
     5.88%; 7/1/00                     1,000,000       995,484
   Associates Corp. of North America
     Senior Notes; 6.45%; 10/15/01     1,000,000     1,011,288
   General Electric Capital Corp.
     Notes; 6.50%; 11/1/26             1,000,000     1,019,530
   General Motors Acceptance Corp.
     Notes; 7.00%; 3/1/00              1,000,000     1,015,119

                                                     4,041,421
Petroleum & Petroleum Products (0.76%)
   Enron Corp. Notes;
     6.75%; 9/1/04                     1,000,000     1,017,110

Petroleum Refining (0.44%)
   Pennzoil Co. Senior Exchangeable
     Debentures; 6.50%; 1/15/03          300,000       593,625

Plumbing & Heating, Except
Electricity (0.74%)
   Masco Corp. Notes;
     6.13%; 9/15/03                    1,000,000       994,839

Primary Nonferrous Metals (0.82%)
   Reynolds Metals Co.
     Medium-Term Notes; 9.31%; 1/3/02  1,000,000     1,099,919

Railroads (1.70%)
   Norfolk Southern Debentures;
     9.00%; 3/1/21                     1,000,000     1,258,607
   Union Pacific Corp. Notes;
     7.00%; 6/15/00                    1,000,000     1,015,435

                                                     2,274,042
Security Brokers & Dealers (2.33%)
   Lehman Brothers, Inc.
     Senior Subordinated Notes;
     6.13%; 2/1/01                     1,000,000       996,825
   Merrill Lynch & Co.
     Notes; 7.00%; 1/15/07             1,000,000     1,038,057
   Morgan Stanley Group, Inc.
     Debentures; 8.88%; 10/15/01       1,000,000     1,081,268

                                                     3,116,150
Surety Insurance (0.78%)
   MBIA, Inc.
     Debentures; 7.00%; 12/15/25       1,000,000     1,038,542

Telephone Communication (0.82%)
   AT&T Corp.
     Senior Notes; 7.75%; 3/1/07       1,000,000     1,090,812

Trucking & Courier Services,
Except Air (0.04%)
   Builders Transport, Inc. Convertible
     Subordinated Debentures;
      6.50%; 5/1/11                      306,000(b)     59,670

Trusts (0.85%)
   Salomon Smith Barney Holdings, Inc.
     Notes; 7.98%; 3/1/00              1,100,000     1,134,577

                                     Total Bonds    47,036,584

       Description of Issue             Principal

  Type        Rate       Maturity        Amount        Value

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (2.95%)

FHLMC        6.50%   10/1/27          $1,991,232     $ 1,974,724
FHLMC        7.00    12/1/27           1,939,942       1,964,580

                        Total FHLMC Certificates       3,939,304

Government National Mortgage Association (GNMA)
Certificates (1.53%)

GNMA II      6.00    6/20/26-12/20/27  2,133,435       2,050,562

                                       Principal
                                        Amount         Value
Asset-Backed Securities (0.76%)

Personal Credit Institutions (0.76%)
   Chase Manhattan Credit Card Master Trust
     Asset-Backed Certificates, Series 97-2,
     Class A; 6.30%; 4/15/03          $1,000,000   $ 1,009,440

Commercial Paper (2.11%)

Personal Credit Institutions (2.11%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%; 5/1/98                     2,820,035     2,820,035

            Total Portfolio Investments (99.08%)   132,438,977

Cash, receivables and other assets,
   net of liabilities (0.92%)                        1,225,419

                      Total Net Assets (100.00%)  $133,664,396

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Non-income producing - Security in default.

PRINCIPAL BLUE CHIP FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (95.19%)

Bakery Products (2.57%)
   Sara Lee Corp.                         72,200   $ 4,300,412

Beverages (5.60%)
   Anheuser-Busch Cos., Inc.             101,200     4,636,225
   Pepsico, Inc.                         119,600     4,746,625

                                                     9,382,850
Commercial Banks (5.56%)
   Banc One Corp.                         78,719     4,629,661
   J.P. Morgan & Co., Inc.                35,700     4,685,625

                                                     9,315,286
Computer & Office Equipment (6.17%)
   Automatic Data Processing, Inc.        71,400     4,779,337
   Hewlett-Packard Co.                    73,900     5,565,594

                                                    10,344,931
Drugs (11.21%)
   American Home Products Corp.           52,400     4,879,750
   Johnson & Johnson                      65,000     4,639,375
   Merck & Co., Inc.                      38,200     4,603,100
   Pharmacia & Upjohn, Inc.              111,000     4,668,937

                                                    18,791,162
Eating & Drinking Places (3.19%)
   McDonald's Corp.                       86,400     5,346,000

Electrical Industrial Apparatus (2.79%)
   Emerson Electric Co.                   73,500     4,676,437

Electronic Distribution Equipment (2.93%)
   General Electric Co.                   57,700     4,911,712

Fire, Marine, and Casualty (5.64%)
   American International Group           38,250     5,032,266
   Chubb Corp.                            56,000     4,420,500

                                                     9,452,766
General Industrial Machinery (1.97%)
   Pall Corp.                            168,500     3,306,812

Grain Mill Products (2.30%)
   Kellogg Co.                            93,400     3,852,750

Grocery Stores (2.61%)
   Sysco Corp.                           183,600     4,371,975

Medical Instruments & Supplies (3.02%)
   Becton, Dickinson & Co.                72,600     5,054,775

Metal Cans & Shipping Containers (2.73%)
   Crown Cork & Seal Co., Inc.            88,000     4,581,500

Miscellaneous Food & Kindred
Products (2.76%)
   Bestfoods                              84,200     4,620,475

Miscellaneous Shopping Goods (2.50%)
   Toys `R' Us, Inc.                     152,200     4,195,013

Petroleum Refining (8.74%)
   Exxon Corp.                            70,100     5,112,919
   Mobil Corp.                            62,000     4,898,000
   Royal Dutch Petroleum Co. ADR          82,400     4,660,750

                                                    14,671,669
Preserved Fruits & Vegetables (2.85%)
   Corn Products International, Inc.       9,000(a)    320,625
   H.J. Heinz Co.                         81,800     4,458,100

                                                     4,778,725
Sanitary Services (2.46%)
   Browning-Ferris Industries, Inc.      120,700     4,118,888

Sugar & Confectionery Products (3.11%)
   Wrigley Wm. Jr. Co.                    58,600     5,215,400

Telephone Communication (8.21%)
   AT&T Corp.                             77,100     4,630,819
   GTE Corp.                              80,900     4,727,594
   Motorola, Inc.                         79,400     4,416,625

                                                    13,775,038
Variety Stores (3.04%)
   Wal-Mart Stores, Inc.                 100,800     5,096,700

Women's Clothing Stores (3.23%)
   The Limited, Inc.                     161,100     5,406,919

                             Total Common Stocks   159,568,195

                                        Principal
                                         Amount         Value

Commercial Paper (4.42%)

Personal Credit Institutions (4.42%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%; 5/1/98                     $7,402,222 $  7,402,222

            Total Portfolio Investments (99.61%)   166,970,417

Cash, receivables and other assets,
   net of liabilities (0.39%)                          656,817

                      Total Net Assets (100.00%)   $167,627,234

(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL CAPITAL VALUE FUND, INC.


                                          Shares
                                           Held         Value


Common Stocks (98.40%)

Beverages (3.09%)
   Anheuser-Busch Cos., Inc.             285,000   $13,056,562
   Pepsico, Inc.                         119,700     4,750,594
   Universal Foods Corp.                  48,300     2,442,169

                                                    20,249,325
Chemicals & Allied Products (0.70%)
   Dow Chemical Co.                       47,700     4,611,994

Commercial Banks (21.48%)
   Banc One Corp.                        324,764    19,100,183
   BankBoston Corp.                      100,700    10,869,306
   Chase Manhattan                        75,000    10,392,187
   Comerica, Inc.                        270,000    18,073,125
   First Union Corp.                     520,760    31,440,885
   KeyCorp                               459,000    18,216,563
   National City Corp.                    96,000     6,648,000
   NationsBank Corp.                      86,000     6,514,500
   Summit Bancorp                        300,000    15,037,500
   Union Planters Corp.                   75,000     4,612,500

                                                   140,904,749
Commercial Printing (1.04%)
   R. R. Donnelley & Sons Co.            155,000     6,829,688

Communications Equipment (1.73%)
   Allen Telecom, Inc.                    44,700(a)    717,994
   Harris Corp.                          220,000    10,642,500

                                                    11,360,494
Computer & Office Equipment (2.46%)
   Hewlett-Packard Co.                    82,000     6,175,625
   International Business Machines Corp.  86,000     9,965,250

                                                    16,140,875
Crude Petroleum and Natural Gas (1.79%)
   Texaco, Inc.                          190,600    11,721,900

Drugs (7.59%)
   Abbott Labs                            65,000     4,753,125
   American Home Products Corp.          203,000    18,904,375
   Merck & Co., Inc.                      85,000    10,242,500
   Pharmacia & Upjohn, Inc.              378,000    15,899,625

                                                    49,799,625
Electric Services (4.16%)
   Dominion Resources, Inc.               98,200     3,885,037
   FPL Group, Inc.                        85,100     5,281,519
   Houston Industries, Inc.              530,000    15,403,125
   Potomac Electric Power Co.            110,000     2,695,000

                                                    27,264,681
Electrical Industrial Apparatus (1.18%)
   Emerson Electric Co.                  121,394     7,723,693

Electronic Distribution Equipment (1.05%)
   General Electric Co.                   81,000     6,895,125

Farm & Garden Machinery (1.85%)
   Tenneco, Inc.                         282,000    12,143,625

Fats & Oils (1.28%)
   Archer Daniels Midland Co.            391,000     8,406,500

General Industrial Machinery (1.60%)
   Pall Corp.                            534,000    10,479,750

Grain Mill Products (1.05%)
   Ralston-Ralston Purina Group           65,000     6,890,000

Greeting Cards (2.60%)
   American Greetings Corp.              369,100    17,070,875

Groceries & Related Products (1.53%)
   Sysco Corp.                           421,000    10,025,063

Grocery Stores (1.77%)
   Albertson's, Inc.                      98,000     4,900,000
   American Stores Co.                   280,000     6,720,000

                                                    11,620,000
Household Furniture (2.84%)
   Masco Corp.                           321,500    18,647,000

Industrial Inorganic Chemicals (0.37%)
   Eastman Chemical Co.                   35,400     2,433,750

Life Insurance (2.97%)
   American General Corp.                292,000    19,454,500

Management & Public Relations (2.33%)
   Cognizant Corp.                       110,600     5,688,988
   Dun & Bradstreet Corp.                270,600     9,606,300

                                                    15,295,288
Meat Products (0.97%)
   Tyson Foods, Inc.                     329,550     6,364,434

Medical Instruments & Supplies (0.71%)
   St. Jude Medical, Inc.                131,450(a)  4,658,259

Medical Services & Health
Insurance (1.64%)
   Aon Corp.                             111,900     7,217,550
   Foundation Health Systems, Inc.,      121,160(a)  3,506,068

                                                    10,723,618
Metal Cans & Shipping Containers (1.59%)
   Crown Cork & Seal Co., Inc.           200,000    10,412,500

Metal Forgings & Stampings (1.11%)
   Newell Co.                            150,000     7,246,875

Miscellaneous Converted Paper
Products (0.80%)
   Avery Dennison Corp.                  100,000     5,237,500

Miscellaneous Shopping Goods
Stores (1.13%)
   Toys `R' Us, Inc.                     270,100(a)  7,444,631

Motor Vehicles, Parts & Supplies (1.50%)
   Grainger (W. W.), Inc.                 90,300     9,837,056

Paper Mills (1.41%)
   Kimberly Clark Corp.                  182,800     9,277,100

Petroleum Refining  (7.31%)
   Amoco Corp.                            70,000   $ 3,097,500
   Atlantic Richfield Co.                204,600    15,958,800
   Chevron Corp.                         190,000    15,710,625
   Exxon Corp.                           180,800    13,187,100

                                                    47,954,025
Photographic Equipment &
Supplies (0.88%)
   Eastman Kodak Co.                      80,000     5,775,000

Rental of Railroad Cars (3.03%)
   Gatx Corp.                            240,000    19,890,000

Sanitary Services (2.18%)
   Browning-Ferris Industries, Inc.      420,000    14,332,500

Soap, Cleaners & Toilet Goods (0.50%)
   Avon Products                          40,000     3,287,500

Telephone Communications (5.84%)
   AT&T Corp.                            128,300     7,706,019
   Motorola, Inc.                         77,300     4,299,812
   Southern New England Telecom          150,000    10,500,000
   US West Communications Group          300,000    15,825,000

                                                    38,330,831
Variety Stores (1.34%)
   Wal-Mart Stores, Inc.                 174,000     8,797,875

                            Total Common Stocks    645,538,204

                                        Principal
                                         Amount         Value
Commercial Paper (1.49%)

Personal Credit Institutions (1.49%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%; 5/1/98                     $9,770,664  $ 9,770,664

            Total Portfolio Investments (99.89%)   655,308,868

Cash, receivables and other assets,
   net of liabilities (0.11%)                          708,865

                      Total Net Assets (100.00%)   $656,017,733

(a) Non-Income producing security - No dividend paid during the period.

PRINCIPAL GROWTH FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (89.16%)

Advertising (1.31%)
   Interpublic Group of Cos., Inc.       100,000   $ 6,387,500

Beverages (1.82%)
   Coca-Cola Co.                          60,000     4,552,500
   Pepsico, Inc.                         110,000     4,365,625

                                                      8,918,125
Blast Furnace & Basic Steel
Products (0.57%)
   Lukens, Inc.                           80,000     2,775,000

Carpets & Rugs (0.66%)
   Shaw Industries, Inc.                 200,000     3,237,500

Cash Grains (2.32%)
   Pioneer Hi-bred International, Inc.   300,000    11,325,000

Commercial Banks (8.74%)
   Banc One Corp.                         77,000     4,528,563
   BankAmerica Corp.                      75,000     6,375,000
   BankBoston Corp.                       45,000     4,857,187
   Chase Manhattan                        30,000     4,156,875
   Firstar Corp.                         150,000     5,596,875
   FirstMerit Corp.                      100,000     2,837,500
   National City Corp.                    72,000     4,986,000
   NationsBank Corp.                      71,644     5,427,033
   Norwest Corp.                         100,000     3,968,750

                                                    42,733,783
Communications Equipment (4.27%)
   Commscope, Inc.                        58,333(a)    947,911
   General Instrument Corp.              175,000(a)  3,926,563
   Lucent Technologies                    90,000     6,851,250
   Northern Telecom Ltd.                 150,000     9,131,250

                                                    20,856,974
Computer & Data Processing
 Services (4.12%)
   Gtech Holdings Corp.                  139,300(a)  4,997,387
   Microsoft Corp.                       168,000(a) 15,141,000

                                                    20,138,387
Computer & Office Equipment (3.64%)
   Ceridian Corp.                        116,000(a)  6,561,250
   Digital Equipment Corp.                71,500(a)  3,977,188
   Hewlett-Packard Co.                    65,000     4,895,312
   Pitney Bowes, Inc.                     49,400     2,371,200

                                                    17,804,950
Department Stores (1.83%)
   Federated Department Stores           100,000(a)  4,918,750
   May Department Stores                  65,000     4,009,687

                                                     8,928,437
Drugs (10.18%)
   American Home Products Corp.           25,000     2,328,125
   Bristol-Myers Squibb Co.               50,000     5,293,750
   Forest Laboratories, Inc.             132,600(a)  4,798,462
   Genzyme Corp. -General Division       100,756(a)  3,117,139
   Genzyme Corp.-Tissue Repair               283(a)      2,158
   Johnson & Johnson                      80,000     5,710,000
   Lilly (Eli) & Co.                     100,000     6,956,250
   Merck & Co., Inc.                      50,000     6,025,000
   Pharmacia & Upjohn, Inc.              200,000     8,412,500
   Smithkline Beecham PLC ADR            120,000     7,147,500

                                                    49,790,884
Eating & Drinking Places (0.07%)
   Tricon Global Restaurants, Inc.        10,000       317,500

Electrical Goods (0.38%)
   Avnet, Inc.                            30,000     1,850,625

Electronic Components &
Accessories (2.96%)
   General Semiconductors                 43,750(a)    598,828
   Intel Corp.                            82,000     6,626,625
   Linear Technology Corp.                90,000     7,245,000

                                                    14,470,453
Electronic Distribution
Equipment (0.70%)
   General Electric Co.                   40,000     3,405,000

Federal & Federally Sponsored
Credit (0.99%)
   Federal National Mortgage Association  81,000     4,849,875

Fire, Marine, & Casualty
Insurance (1.48%)
   Travelers, Inc.                       118,650     7,259,897

Footwear, Except Rubber (1.09%)
   Stride Rite Corp.                     425,000     5,339,063

Forest Products (0.10%)
   Georgia Timber Group                   20,000       512,500

General Industrial Machinery (3.32%)
   Ingersoll-Rand Co.                    105,000     4,836,562
   Tyco International Ltd.               209,400    11,412,300

                                                    16,248,862
Grain Mill Products (1.81%)
   Agribrands International, Inc.          5,000       190,313
   General Mills, Inc.                    50,000     3,378,125
   Ralston-Ralston Purina Group           50,000     5,300,000

                                                     8,868,438
Grocery Stores (0.14%)
   Casey's General Stores, Inc.           42,104       689,453

Hose, Belting, Gaskets & Packing (0.58%)
   Mark IV Industries                    134,563     2,834,233

Hospitals (1.76%)
   Humana, Inc.                          105,000(a)  2,835,000
   Universal Health Services, Inc.,
     Class B                             100,000(a)  5,756,250

                                                     8,591,250
Hotels and Motels (1.46%)
   Marriott International, Inc.          100,000     3,300,000
   Marriott International, Inc.,
     Class A                             100,000     3,200,000
   Sodexho Marriott Services              25,000       637,500

                                                     7,137,500
Household Furniture (0.95%)
   Masco Corp.                            80,000     4,640,000

Investment Offices (1.39%)
   AMVESCAP PLC Sponsored ADR            120,000     6,780,000

Lumber & Other Building
Materials (2.14%)
   Home Depot, Inc.                      150,000    10,443,750

Medical Instruments & Supplies (3.21%)
   Becton, Dickinson & Co.                70,000     4,873,750
   Boston Scientific Corp.               150,000(a) 10,846,875

                                                    15,720,625
Medical Services and Health
Insurance (2.94%)
   Aon Corp.                              60,000     3,870,000
   Foundation Health Systems, Inc.,
     Class A                             147,500(a)  4,268,281
   Pacificare Health Systems, Inc.,
     Class B                              28,540(a)  2,044,178
   United Healthcare Corp.                60,000     4,215,000

                                                    14,397,459
Millwork, Plywood & Structural
Members (0.32%)
   Georgia-Pacific Corp.                  20,000     1,543,750

Miscellaneous Converted Paper
Products (0.27%)
   Minnesota Mining & Mfg. Co.            14,000     1,321,250

Miscellaneous Fabricated Metal
Products (0.94%)
   Parker-Hannifin Corp.                 103,350     4,611,994

Miscellaneous Food & Kindred
Products (0.56%)
   Bestfoods                              50,000     2,743,750

Miscellaneous Investing (2.62%)
   Cendant Corp.                         512,201(a) 12,805,025

Miscellaneous Shopping Goods
Stores (0.33%)
   Toys `R' Us, Inc.                      59,000(a)  1,626,188

Motor Vehicles & Equipment (2.31%)
   Chrysler Corp.                        100,000     4,018,750
   Dana Corp.                             98,000     5,794,250
   Ford Motor Co.                         32,654     1,495,961

                                                    11,308,961
Personal Credit Institutions (0.13%)
   Associates First Capital 'A'            8,558       639,720

Petroleum Refining (1.68%)
   Atlantic Richfield Co.                 40,000     3,120,000
   Exxon Corp.                            70,000     5,105,625

                                                     8,225,625
Plastic Materials & Synthetics (0.37%)
   A. Schulman, Inc.                      80,000     1,790,000

Preserved Fruits and Vegetables (0.05%)
   Corn Products International, Inc.       6,250(a)    222,656

Radio, Television, & Computer
Services (0.20%)
   Tandy Corp.                            20,000       995,000

Refrigeration & Service Machinery (0.41%)
   Tecumseh Products Co.,                 40,000     2,015,000

Rubber and Plastics Footwear (0.30%)
   Reebok International Ltd.              50,000(a)  1,468,750

Sanitary Services (1.08%)
   Browning-Ferris Industries, Inc.       80,000     2,730,000
   USA Waste Services, Inc.               17,695(a)    868,161
   Waste Management, Inc.                 50,000     1,675,000

                                                     5,273,161
Soap, Cleaners, and Toilet Goods (3.02%)
   Colgate-Palmolive Co.                  80,000     7,175,000
   Ecolab, Inc.                          240,000     7,605,000

                                                    14,780,000
Sugar and Confectionery Products (1.00%)
   Wrigley Wm. Jr. Co.                    55,000     4,895,000

Telephone Communications (4.08%)
   MCI Communications Corp.              110,000     5,534,375
   Motorola, Inc.                         60,000     3,337,500
   Teleport Communication                110,000(a)  5,926,250
   Worldcom, Inc.                        120,000(a)  5,133,750

                                                    19,931,875
Toys and Sporting Goods (0.96%)
   Mattel, Inc.                          123,046     4,714,200

Women's and Children's
Undergarments (1.60%)
   Warnaco Group,                        185,200     7,824,700

                             Total Common Stocks   435,989,628

Preferred Stocks (0.33%)

Medical Services and Health
Insurance (0.33%)
   Pacificare Health Systems, Inc.,
     Series A Convertible                 62,000     1,627,500

                                        Principal
                                         Amount         Value
Bonds (0.49%)

Electrical Industrial Apparatus (0.49%)
   Liebert Co. Convertible
     Subordinated Debentures;
     8.00%; 11/15/10                  $  500,000   $ 2,396,250

Commercial Paper (9.55%)

Business Credit Institutions (2.04%)
   American Express Credit Corp.;
     5.50%; 5/11/98                    9,390,000     9,375,654
   General Electric Capital Corp.;
     5.52%; 5/4/98                       575,000       574,736

                                                     9,950,390
Personal Credit Institutions (7.51%)
   Associates First Capital Corp;
     5.52%; 5/4/98                     6,850,000     6,846,849
     5.52%; 5/18/98                    5,035,000     5,021,875
   Ford Motor Credit Co.;
     5.48%; 5/4/98                       595,000       594,728
     5.49%; 5/4/98                     1,340,000     1,339,387
   Investments in Joint Trade Account;
     Associates Corp.; 5.53%; 51/1/98 22,936,200    22,936,200

                                                    36,739,039


                          Total Commercial Paper    46,689,429


            Total Portfolio Investments (99.53%)   486,702,807

Cash, receivables and other assets,
   net of liabilities (0.47%)                        2,296,272


                      Total Net Assets (100.00%)  $488,999,079



(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL MIDCAP FUND, INC.


                                         Shares
                                          Held          Value


Common Stocks (91.92%)

Blast Furnace & Basic Steel (2.62%)
   Carpenter Technology                  150,000   $ 8,709,375
   Lukens, Inc.                          145,400     5,043,563

                                                    13,752,938
Carpets & Rugs (0.61%)
   Shaw Industries, Inc.                 198,700     3,216,456

Chemicals & Allied Products (0.31%)
   Sigma-Aldrich Corp.                    40,400     1,610,950

Commercial Banks (10.56%)
   Associated Banc Corp.                 134,028     7,036,470
   First Commerce Corp.                   35,300     2,872,537
   First Federal Capital Corp.           164,398     5,836,129
   Independent Bank Corp., Michigan       66,200     2,606,625
   Mercantile Bancorp., Inc.             195,529    10,827,418
   Merchants Bancorp., Inc.              116,200     4,023,425
   National City Corp.                    32,300     2,236,775
   NationsBank Corp.                      13,310     1,008,233
   North Fork Bancorp., Inc.             241,458     8,964,128
   Peoples Heritage Financial Group, Inc. 98,900     4,771,925
   Princeton National Bancorp., Inc.     100,000     2,912,500
   Summit Bancorp.                        46,950     2,353,369

                                                    55,449,534
Commercial Printing (0.34%)
   Merrill Corp.                          87,200     1,809,400

Computer & Data Processing
Services (7.46%)
   American Management Systems, Inc.     101,000(a)  2,922,687
   Cerner Corp.                          238,900(a)  7,122,206
   Choicepoint, Inc.                      15,890(a)    869,978
   HBO & Co.                             138,000     8,254,125
   Microsoft Corp.                       101,000(a)  9,102,625
   National Processing, Inc.              41,000(a)    515,062
   Sunquest Information Systems, Inc.    169,300(a)  1,714,163
   Synopsys, Inc.                        201,900(a)  8,681,700

                                                    39,182,546
Computer & Office Equipment (5.95%)
   3COM Corp.                            150,000(a)  5,137,500
   Ascend Communications                 200,000(a)  8,712,500
   Cabletron Systems, Inc.               200,000(a)  2,650,000
   EMC Corp.                             300,000(a) 13,837,500
   SystemSoft Corp.                      232,200(a)    870,750

                                                    31,208,250
Construction & Related Machinery (3.19%)
   EVI, Inc.                             314,800(a) 16,763,100

Crude Petroleum & Natural Gas (0.77%)
   Devon Energy Corp.                    101,000     4,027,375

Dairy Products (0.31%)
   Dreyer's Grand Ice Cream, Inc.         65,400     1,651,350

Department Stores (1.20%)
   Saks Holding                          283,000(a)  6,314,437

Drugs (2.75%)
   Alliance Pharmaceutical Corp.          48,600(a)    388,800
   Centocor, Inc.                        125,000(a)  5,273,438
   Forest Laboratories, Inc.              68,000(a)  2,460,750
   Genzyme Corp. - General Division       35,000(a)  1,082,812
   Genzyme Corp. - Tissue Repair             453(a)      3,454
   Merck & Co., Inc.                      16,970     2,044,885
   Pharmacia & Upjohn, Inc.               75,700     3,184,131
   Seragen, Inc.                          60,000(a)     22,800

                                                    14,461,070
Electronic Components &
Accessories (5.54%)
   Altera Corp.                          125,000(a)  5,062,500
   Intel Corp.                            86,800     7,014,525
   Linear Technology Corp.                99,900     8,041,950
   Solectron Corp.                       202,000(a)  8,951,125

                                                    29,070,100
Engineering & Architectural
Services (0.68%)
   Paychex, Inc.                          65,362     3,549,974

Fire, Marine, & Casualty
Insurance (1.18%)
   Berkley W. R. Corp.                   132,750     6,189,469

Footwear, Except Rubber (0.58%)
   Nine West Group, Inc.                 109,200(a)  3,037,125

General Industrial Machinery (4.38%)
   Flow International Corp.              187,200(a)  2,000,700
   Kaydon Corp.                          181,600     7,956,350
   Pentair, Inc.                         137,500     5,946,875
   Roper Industries, Inc.                228,000     7,068,000

                                                    22,971,925
Grocery Stores (0.88%)
   Casey's General Stores, Inc.          282,800     4,630,850

Holding Offices (0.59%)
   ISB Financial Corp.                   109,100     3,109,350

Hose & Belting & Gaskets &
Packing (0.65%)
   Mark IV Industries                    162,168     3,415,664

Hospitals (2.19%)
   Humana, Inc.                          210,000(a)  5,670,000
   Universal Health Services, Inc.,
     Class B                             101,000(a)  5,813,813

                                                    11,483,813
Hotels & Motels (0.95%)
   Four Seasons Hotel, Inc,              147,100     5,010,594

Household Appliances (1.39%)
   Maytag Corp.                          141,300     7,276,950

Industrial Inorganic Chemicals (0.64%)
   ICN Pharmaceuticals, Inc.              67,821     3,340,184

Industrial Machinery, Nec (1.91%)
   Coltec Industries                     401,000(a) 10,025,000

Insurance Agents, Brokers &
Services (1.47%)
   Equifax, Inc.                         200,000     7,737,500

Investment Offices (1.50%)
   AMVESCAP PLC Sponsored ADR            138,920     7,848,980

Iron and Steel Foundries (0.40%)
   Atchison Casting Corp.                111,100(a)  2,103,956

Knitting Mills (1.03%)
   Russell Corp.                         200,000     5,400,000

Laundry, Cleaning & Garment
Services (0.65%)
   G&K Services, Inc.                     84,600     3,405,150

Measuring & Controlling Devices (0.96%)
   ISCO, Inc.                             21,447       184,976
   Millipore Corp.                       140,000     4,830,000

                                                     5,014,976
Meat Products (1.05%)
   Michael Foods, Inc.                   188,500     5,513,625

Medical Instruments & Supplies (2.44%)
   Boston Scientific Corp.                68,100(a)  4,924,481
   Steris Corp.                          134,300(a)  7,898,519

                                                    12,823,000
Medical Services & Health
Insurance (4.72%)
   Alternative Living Services           234,200(a)  8,197,000
   Foundation Health Systems, Inc.,
     Class A                             202,340(a)  5,855,214
   Orthofix International NV             156,200(a)  2,030,600
   Pacificare Health Systems, Inc.,
     Class A                              30,591(a)  2,191,080
   Pacificare Health Systems, Inc.,
     Class B                                 188(a)     13,207
   Patient Infosystems, Inc.             125,000(a)    500,000
   United Healthcare Corp.                85,000     5,971,250

                                                    24,758,351
Metal Services, Nec (0.59%)
   BMC Industries, Inc.                  171,000     3,120,750

Miscellaneous Chemical Products (1.33%)
   Cytec Industries                       72,600(a)  3,974,850
   H. B. Fuller Co.                       47,500     2,980,625

                                                     6,955,475
Mortgage Bankers & Brokers (0.95%)
   Money Store, Inc.                     151,400     4,977,275

Non-Store Retailers (0.66%)
   U.S. Office Products Co.              196,800(a)  3,480,900

Office Furniture (0.86%)
   Chromcraft Revington, Inc.             71,400(a)  2,766,750
   Kimball International, Inc., Class B   73,200     1,724,775

                                                     4,491,525
Offices & Clinics of Medical
Doctors (0.71%)
   Phycor, Inc.                          162,800(a)  3,703,700

Oil and Gas Field Services (1.45%)
   Diamond Offshore Drilling             150,000     7,593,750

Operative Builders (1.29%)
   D. R. Horton, Inc.                    294,500     5,466,656
   Pulte Corp.                            25,200     1,289,925

                                                     6,756,581
Paints & Allied Products (0.66%)
   RPM, Inc.                             200,500     3,458,625

Personal Credit Institutions (1.11%)
   Firstplus Financial Group             120,000(a)  5,820,000

Plastic Materials & Synthetics (0.46%)
   A. Schulman, Inc.                     107,800     2,412,025

Plumbing, Heating & Air
Conditioning (0.99%)
   Apogee Enterprises, Inc.              343,700     4,983,650
   Metalclad Corp.                       228,400(a)    228,400

                                                     5,212,050
Public Building & Related
Furniture (0.89%)
   BE Aerospace, Inc.                    150,000(a)  4,678,125

Refrigeration & Service Machinery (0.24%)
   Tecumseh Products Co., Class A         25,200     1,269,450

Sanitary Services (0.64%)
   Browning-Ferris Industries, Inc.       86,200     2,941,575
   USA Waste Services, Inc.                8,846(a)    434,007

                                                     3,375,582
Savings Institutions (2.76%)
   Greenpoint Financial Corp.            140,000     5,556,250
   Sterling Financial Corp.              124,133(a)  3,258,491
   WSFS Financial Corp.                  265,000(a)  5,664,375

                                                    14,479,116
Security Brokers & Dealers (1.00%)
   Jefferies Group, Inc.                 106,400     5,260,150

Telephone Communications (1.65%)
   McLeodUSA, Inc.                       171,300(a)  7,879,800
   WorldCom, Inc.                         18,500(a)    791,453

                                                     8,671,253
Toys and Sporting Goods (0.57%)
   Mattel, Inc.                           78,050     2,990,291

Trucking & Courier Services, Except
Air (0.67%)
   J. B. Hunt Transport Services, Inc.   109,900     3,516,800

Women's & Children's
Undergarments (0.59%)
   Warnaco Group, Class A                 73,612     3,110,107

                             Total Common Stocks   482,497,472

Preferred Stock (0.28%)

Medical Services & Health
Insurance (0.28%)
   Pacificare Health Systems, Inc.,
     Series A Convertible                 55,600     1,459,500

                                        Principal
                                         Amount         Value
Bonds (0.90%)

Computer & Data Processing
Services (0.66%)
   Sierra On Line Convertible
     Subordinated Debentures;
      6.50%; 4/1/01                    $ 990,000(b)$ 3,448,913

Management & Public Relations (0.24%)
   Complete Management, Inc.
     Convertible Debentures;
     8.00%; 12/15/03                   1,500,000     1,267,500

                                     Total Bonds     4,716,413

Commercial Paper (7.55%)

Business Credit Institutions (1.18%)
   American Express Credit Corp.;
     5.50%; 5/4/98                     4,800,000     4,797,800
     5.49%; 5/11/98                      580,000       579,115
   General Electric Capital Corp.;
     5.52%; 5/4/98                       825,000       824,621

                                                     6,201,536
Personal Credit Institutions (6.37%)
   Associates First Capital Corp.;
     5.52%; 5/18/98                    9,975,000     9,948,999
   Ford Motor Credit Co.;
     5.50%; 5/11/98                    3,205,000     3,200,103
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%; 5/1/98                     20,273,126   20,273,126

                                                    33,422,228

                          Total Commercial Paper    39,623,764

           Total Portfolio Investments (100.65%)   528,297,149

Liabilities, net of cash, receivables
   and other assets (-0.65%)                        (3,401,293)

                  Total Net Assets (100.00%)       $524,895,856

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.


PRINCIPAL REAL ESTATE FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (95.72%)

Apartment REITs (16.34%)
   Avalon Properties, Inc.                13,000    $  365,625
   Equity Residential Properties Trust     8,000       393,000
   Irvine Apartment Communities, Inc.     13,000       397,312
   Security Capital Pacific Trust         12,800       286,400
   Walden Residential Properties, Inc.    16,000       390,000

                                                     1,832,337
Factory Outlet REITs (1.70%)
   Chelsea GCA Realty                      5,000       190,938

Hotel REITs (16.68%)
   American General Hospitality Corp.     15,000       375,938
   Felcor Suite Hotels                    11,000       385,000
   Patriot American Hospitality, Inc.     14,300       361,075
   Starwood Hotels & Resorts               7,500       376,406
   Sunstone Hotel Investors, Inc.         24,000       372,000

                                                     1,870,419
Mall REITs (8.30%)
   General Growth Properties              14,000       502,250
   Simon Property Group, Inc.             13,000       428,188

                                                       930,438
Manufactured Housing REITs (1.56%)
   Sun Communities                         5,000       175,000

Mortgage, Mixed Use & Miscellaneous
REITs (1.11%)
   Bradley Real Estate, Inc.               6,000       124,875

Office & Industrial REITs (38.30%)
   Arden Realty Group, Inc.               14,000       392,875
   Cabot Industrial Trust                 24,600       556,575
   Crescent Real Estate Equities Co.      11,000       375,375
   Equity Office Properties Trust         17,700       503,344
   First Industrial Realty Trust, Inc.    11,000       357,500
   Highwoods Properties, Inc.             11,000       374,000
   Kilroy Realty Corp.                    14,000       371,000
   Mack-Cali Realty Corp.                 12,500       469,531
   Reckson Associates Realty Corp.        16,500       404,250
   Security Capital Industrial Trust      20,000       488,750

                                                     4,293,200
Self Storage REITs (1.69%)
   Storage USA                             5,000       189,375

Shopping Center REITs (10.04%)
   Burnham Pacific Properties, Inc.       28,000       395,500
   Federal Realty Investment Trust        16,000       389,000
   Vornado Realty Trust                    8,500       340,531

                                                     1,125,031

                             Total Common Stocks    10,731,613

                                        Principal
                                         Amount         Value
Commercial Paper (4.88%)

Federal & Federally Sponsored
Credit (4.88%)
   Investment in Joint Trade Account;
     FHLMC;
     5.45%; 5/1/98                      $547,383   $   547,383

           Total Portfolio Investments (100.60%)    11,278,996

Liabilities, net of cash, receivables
   and other assets (-0.60%)                           (67,103)

                      Total Net Assets (100.00%)   $11,211,893

PRINCIPAL SMALLCAP FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (86.54%)

Blast Furnace & Basic Steel
Products (2.17%)
   Carpenter Technology                    4,200    $  243,862
   NS Group, Inc.                         16,500(a)    221,719

                                                       465,581
Commercial Banks (2.40%)
   Associated Banc Corp.                   4,600       241,500
   First Federal Capital Corp.             7,700       273,350

                                                       514,850
Commercial Printing (0.96%)
   World Color Press, Inc.                 6,450(a)    206,400

Communications Equipment (5.65%)
   Allen Telecom, Inc.                    12,800(a)    205,600
   DSP Communications, Inc.               18,700(a)    312,056
   Larscom, Inc.                          27,000(a)    253,125
   Sawtek, Inc.                            6,500(a)    197,437
   Spectrian Corp.                        14,100(a)    241,463

                                                     1,209,681
Computer & Data Processing
Services (5.80%)
   Gtech Holdings Corp.                    5,400(a)    193,725
   Hypercom Corp.                         18,850(a)    245,050
   ICG Communications, Inc.                8,800(a)    308,000
   SPSS, Inc.                              9,200(a)    230,000
   Synopsys, Inc.                          6,200(a)    266,600

                                                     1,243,375
Computer & Office Equipment (1.10%)
   Smart Modular Technologies, Inc.        9,500(a)    234,531

Construction & Related Machinery (0.95%)
   JLG Industries, Inc.                   12,500       203,906

Crude Petroleum & Natural Gas (1.91%)
   Forcenergy, Inc.                        7,250(a)    167,203
   Nuevo Energy Co.                        6,800(a)    242,250

                                                       409,453
Deep Sea Foreign Transportation of
Freight (0.93%)
   Trico Marine Services, Inc.             8,800(a)    199,100

Drugs (2.96%)
   Chirex, Inc.                           11,450(a)    201,091
   Inhale Therapeutic Systems              8,900(a)    249,200
   Matritech, Inc.                        41,000(a)    184,500

                                                       634,791
Eating & Drinking Places (1.11%)
   Ruby Tuesday, Inc.                      7,100       237,850

Electric Services (0.98%)
   TNP Enterprises, Inc.                   6,500       209,625

Electronic Components &
Accessories (7.50%)
   DII Group, Inc.                        21,050(a)    489,412
   Flextronics International               3,850(a)    182,875
   Hadco Corp.                             5,900(a)    225,675
   Jabil Circuit, Inc.                     5,400(a)    189,675
   Microchip Technology, Inc.              9,100(a)    258,213
   Sanmina Corp.                           2,900(a)    261,000

                                                     1,606,850
Family Clothing Stores (0.86%)
   Gadzooks, Inc.                          7,000(a)    183,750

Fire, Marine & Casualty Insurance (2.67%)
   Berkley W. R. Corp.                     5,300       247,113
   HCC Insurance Holdings, Inc.           14,900       324,075

                                                       571,188
Furniture & Home Furnishings
Stores (0.92%)
   Cost Plus, Inc.                         6,100(a)    197,487

General Industrial Machinery (2.52%)
   General Scanning, Inc.                 14,650(a)    334,203
   Regal Beloit                            6,700       206,025

                                                       540,228
Grain Mill Products (1.17%)
   Ralcorp Holdings, Inc.                 12,600(a)    250,425

Hotels & Motels (0.98%)
   Servico, Inc.                          10,800(a)    210,600

Industrial Machinery, NEC (0.96%)
   Industrial Distribution Group          10,850(a)    205,472

Industrial Organic Chemicals (1.08%)
   CFC International                      21,450(a)    230,588

Lumber & Other Building
Materials (1.03%)
   Eagle Hardware                         12,100(a)    220,825

Measuring & Controlling Devices (3.35%)
   Cytyc Corp.                            17,750(a)    257,375
   Integrated Measurement Systems         20,200(a)    202,000
   Quickturn Design Systems, Inc.         24,500(a)    257,250

                                                       716,625
Medical & Dental Laboratories (1.01%)
   Urocor, Inc.                           27,400(a)    215,775

Medical Instruments & Supplies (2.98%)
   Adac Laboratories                      11,800(a)    256,650
   Focal, Inc.                            11,900(a)    202,300
   Hologic, Inc.                           7,600(a)    178,600

                                                       637,550
Medical Services & Health
Insurance (0.93%)
   FPA Medical Management                 15,900(a)    198,750

Men's & Boy's Clothing Stores (0.84%)
   Hot Topic, Inc.                         6,250(a)    180,469

Men's & Boy's Furnishings (1.20%)
   Nautica Enterprises, Inc.              10,350(a)    257,456

Metal Services, NEC (1.23%)
   BMC Industries, Inc.                   14,500       264,625

Miscellaneous Chemical Products (1.26%)
   Fuller (H.B.) Co.                       4,300       269,825

Miscellaneous Converted Paper
Products (1.04%)
   Shorewood Packaging Corp.               8,550(a)    221,766

Miscellaneous Electrical Equipment &
Supplies (1.00%)
   Motorcar Parts & Accessories           11,700(a)    214,987

Miscellaneous Fabricated Metal
Products (0.96%)
   Watts Industries, Inc.                  8,000       205,000

Miscellaneous Manufacturers (1.00%)
   Russ Berrie & Co.                       7,500       214,687

Miscellaneous Nonmetallic Mineral
Products (0.74%)
   Hexcel Corp.                            5,700(a)    159,244

Miscellaneous Shopping Goods
Stores (0.76%)
   Zale Corp.                              5,400(a)    162,675

Mortgage Bankers & Brokers (1.07%)
   Money Store, Inc.                       7,000       230,125

Motor Vehicles & Equipment (1.95%)
   United Auto Group                      23,000(a)    416,875

Nonferrous Rolling & Drawing (1.04%)
   Titanium Metals Corp.                   8,400(a)    223,650

Non-Store Retailers (1.08%)
   USA Floral Products, Inc.              11,200(a)    232,400

Office Furniture (2.61%)
   Chromcraft Revington, Inc.              6,000(a)    232,500
   Kimball International, Inc., Class B   13,900       327,519

                                                       560,019
Oil & Gas Field Services (0.92%)
   Marine Drilling Co., Inc.               8,150(a)    198,147

Personal Credit Institutions (1.18%)
   Firstplus Financial Group               5,200(a)    252,200

Photographic Equipment &
Supplies (0.86%)
   Imax Corp.                              6,750(a)    183,937

Plumbing, Heating &
Air Conditioning (1.36%)
   Apogee Enterprises, Inc.               20,100       291,450

Public Building & Related
Furniture (0.68%)
   BE Aerospace, Inc.                      4,700(a)    146,581

Rubber and Plastics Footwear (1.22%)
   Vans, Inc.                             22,200(a)    262,237

Sanitary Services (1.12%)
   Newpark Resources, Inc.                10,000(a)    240,625

Savings Institutions (1.39%)
   Community First Bankshare               5,900       297,213

Security Brokers & Dealers (1.61%)
   Jefferies Group, Inc.                   7,000       346,063

Soap, Cleaners & Toilet Goods (2.15%)
   Carter Wallace, Inc.                   13,800       249,263
   Digene Corp.                           19,600(a)    211,925

                                                       461,188
Surety Insurance (1.38%)
   Enhance Financial Services Group        4,300       295,088

                             Total Common Stocks    18,543,788

                                        Principal
                                         Amount         Value
Commercial Paper (12.09%)

Federal & Federally Sponsored Credit (12.09%)
   Investment in Joint Trade Account;
     FHLMC; 5.45%; 5/1/98             $2,591,212   $ 2,591,212

            Total Portfolio Investments (98.63%)    21,135,000

Cash, receivables and other assets,
   net of liabilities (1.37%)                          293,474

                      Total Net Assets (100.00%)   $21,428,474

(a) Non-income producing security - No dividend paid during the period.

PRINCIPAL UTILITIES FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (97.72%)

Combination Utility Services (27.30%)
   Baltimore Gas & Electric Co.           82,500   $ 2,598,750
   Cilcorp, Inc.                          23,100     1,104,469
   Cinergy Corp.                          61,799     2,155,240
   Citizens Utilities                    293,283(a)  2,969,490
   L G & E Energy Corp.                   45,400     1,203,100
   Montana Power Co.                      47,800     1,777,562
   Nipsco Industries, Inc.                93,200     2,498,925
   Pacificorp                            107,600     2,501,700
   Scana Corp.                            85,600     2,557,300
   Utilicorp United, Inc.                 69,000     2,596,125
   Washington Water Power Co.             40,500       931,500
   Western Resources, Inc.                14,700       574,219
   Wisconsin Energy Corp.                 54,300     1,656,150

                                                    25,124,530
Electric Services (34.86%)
   Allegheny Energy                       70,000     2,143,750
   Carolina Power & Light Co.             60,300     2,596,669
   Dominion Resources, Inc.               56,300     2,227,369
   Duke Energy Corp.                      42,700     2,471,263
   Edison International                   60,000     1,788,750
   Enron Corp.                            34,780     1,710,741
   FPL Group, Inc.                        37,600     2,333,550
   GPU, Inc.                              62,400     2,472,600
   Houston Industries, Inc.               94,900     2,758,031
   Ipalco Enterprises, Inc.               10,000       435,625
   Mid American Energy Holdings Co.       56,800     1,199,900
   Pinnacle West Capital Corp.            59,700     2,641,725
   Southern Co.                          100,800     2,671,200
   Teco Energy, Inc.                      90,500     2,409,562
   Texas Utilities Holdings               55,600     2,224,000

                                                    32,084,735
Gas Production & Distribution (3.74%)
   Agl Res., Inc.                         54,400     1,132,200
   New Jersey Resources Corp.             38,700     1,460,925
   Peoples Energy Corp.                   23,300       844,625

                                                     3,437,750
Telephone Communication (31.82%)
   Ameritech Corp.                        96,600     4,111,538
   AT&T Corp.                             46,900     2,816,931
   Bell Atlantic Corp.                    36,800     3,443,100
   Bellsouth Corp.                        59,500     3,819,156
   GTE Corp.                              52,900     3,091,344
   MCI Communications Corp.               65,700     3,305,531
   RCN Corp.                              46,000(a)  1,040,750
   Sprint Corp.                           53,400     3,647,888
   US West Communications Group           76,000     4,009,000

                                                    29,285,238

                             Total Common Stocks    89,932,253

                                        Principal
                                         Amount         Value
Commercial Paper (1.93%)

Personal Credit Institutions (1.93%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%;  5/1/98                    $1,778,146  $ 1,778,146

            Total Portfolio Investments (99.65%)    91,710,399

Cash, receivables and other assets, net of
   liabilities (0.35%)                                 319,244

                      Total Net Assets (100.00%)   $92,029,643

(a) Non-income producing security - No dividend paid during the period.

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
-------------------------------------------------------        ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $15.11       $14.61       $13.74       $12.43      $13.26       $12.78
Income from Investment Operations:
   Net Investment Income...............................         .22          .35          .38          .41         .32          .35
   Net Realized and Unrealized Gain (Loss) on Investments      1.34         1.81         1.59        1.31        (.20)         1.14

                       Total from Investment Operations        1.56         2.16         1.97         1.72         .12         1.49

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.17)        (.36)        (.43)        (.36)       (.40)         (.37)

   Distributions from Capital Gains....................      (1.03)       (1.30)        (.67)        (.05)       (.55)         (.64)

                      Total Dividends and Distributions      (1.20)       (1.66)       (1.10)        (.41)       (.95)        (1.01)


Net Asset Value, End of Period.........................      $15.47       $15.11       $14.61       $13.74      $12.43       $13.26


Total Return(b)........................................       10.90%(c)    15.88%       15.10%      14.18%         .94%       12.24%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $100,944      $85,436      $70,820      $57,125     $53,366      $39,952
   Ratio of Expenses to Average Net Assets.............       1.27%(d)     1.33%        1.28%        1.37%       1.51%        1.35%
   Ratio of Net Investment Income to Average Net Assets       3.05%(d)     2.42%        2.82%        3.21%       2.70%        2.78%
   Portfolio Turnover Rate.............................       78.9%(d)     27.6%        32.6%        35.8%       14.4%        27.5%
   Average Commission Rate.............................      $.0430       $.0392       $.0421          N/A         N/A          N/A

PRINCIPAL BALANCED FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $15.05       $14.56       $13.71       $11.80
Income from Investment Operations:
   Net Investment Income...............................         .17          .25          .29          .31
   Net Realized and Unrealized Gain (Loss) on Investments      1.33         1.79         1.55         1.90

                       Total from Investment Operations        1.50         2.04         1.84         2.21

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.11)        (.25)        (.32)        (.30)

   Distributions from Capital Gains....................      (1.03)       (1.30)        (.67)            -

                      Total Dividends and Distributions      (1.14)       (1.55)        (.99)        (.30)


Net Asset Value, End of Period.........................      $15.41       $15.05       $14.56       $13.71


Total Return(b)........................................       10.51%(c)    14.96%       14.10%       18.72%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $15,939      $11,885       $5,964       $1,263
   Ratio of Expenses to Average Net Assets.............       2.00%(d)     2.14%        2.13%        1.91%(d)
   Ratio of Net Investment Income to Average Net Assets       2.29%(d)     1.58%        1.93%        2.53%(d)
   Portfolio Turnover Rate.............................       78.9%(d)     27.6%        32.6%        35.8%(d)
   Average Commission Rate.............................      $.0430       $.0392       $.0421          N/A

PRINCIPAL BALANCED FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(f)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................         .18          .29          .24
   Net Realized and Unrealized Gain (Loss) on Investments      1.34         1.76          .73

                       Total from Investment Operations        1.52         2.05          .97

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.13)        (.30)        (.26)

   Distributions from Capital Gains....................       (1.03)       (1.29)            -

                      Total Dividends and Distributions       (1.16)       (1.59)        (.26)


Net Asset Value, End of Period.........................      $15.34       $14.98       $14.52


Total Return(b)........................................       10.66%(c)    15.16%        7.52%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $16,781       $9,745         $875
   Ratio of Expenses to Average Net Assets.............       1.83%(d)     1.99%        1.49%(d)
   Ratio of Net Investment Income to Average Net Assets       2.42%(d)     1.66%        2.26%(d)
   Portfolio Turnover Rate.............................       78.9%(d)     27.6%        32.6%(d)
   Average Commission Rate.............................      $.0430       $.0392        $.0421

*  Six Months Ended April 30, 1998.

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
-------------------------------------------------------        ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $20.22       $17.10       $15.03       $12.45      $11.94       $11.51
Income from Investment Operations:
   Net Investment Income...............................         .06          .21          .23          .24         .20          .21
   Net Realized and Unrealized Gain (Loss) on Investments      3.78         3.58         2.45         2.55         .57          .43

                       Total from Investment Operations        3.84         3.79         2.68         2.79         .77          .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.21)        (.26)        (.21)       (.26)        (.18)

   Distributions from Capital Gains....................      (2.08)        (.46)        (.35)            -           -        (.03)

                      Total Dividends and Distributions      (2.18)        (.67)        (.61)        (.21)       (.26)        (.21)


Net Asset Value, End of Period.........................      $21.88       $20.22       $17.10       $15.03      $12.45       $11.94



Total Return(b)........................................       20.30%(c)    22.57%       18.20%       22.65%       6.58%       5.65%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $111,810      $79,985      $44,389      $35,212     $27,246      $23,759
   Ratio of Expenses to Average Net Assets.............       1.25%(d)     1.30%        1.33%        1.38%       1.46%        1.25%
   Ratio of Net Investment Income to Average Net Assets        .56%(d)     1.10%        1.41%        1.83%       1.72%        1.87%
   Portfolio Turnover Rate.............................        0.0%        55.4%        13.3%        26.1%        5.5%        11.2%
   Average Commission Rate.............................      $.0216       $.0394       $.0456          N/A         N/A          N/A

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $20.14       $17.03       $14.99       $11.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.01)          .07          .11          .15
   Net Realized and Unrealized Gain (Loss) on Investments     3.75          3.54         2.41         3.10

                       Total from Investment Operations        3.74         3.61         2.52         3.25

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.04)        (.13)        (.15)

   Distributions from Capital Gains....................      (2.08)        (.46)        (.35)            -

                      Total Dividends and Distributions      (2.10)        (.50)        (.48)        (.15)


Net Asset Value, End of Period.........................      $21.78       $20.14       $17.03       $14.99


Total Return(b)........................................       19.85%(c)    21.59%       17.18%       26.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $28,997      $18,265       $6,527       $1,732
   Ratio of Expenses to Average Net Assets.............       1.96%(d)     2.06%        2.19%        1.90%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.16)%(d)      .32%         .49%         .97%(d)
   Portfolio Turnover Rate.............................        0.0%        55.4%        13.3%        26.1%(d)
   Average Commission Rate.............................      $.0216       $.0394       $.0456          N/A

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(f)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income...............................         .01          .13          .12
   Net Realized and Unrealized Gain (Loss) on Investments      3.76         3.53          .90

                       Total from Investment Operations        3.77         3.66         1.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.04)        (.12)        (.15)

   Distributions from Capital Gains....................      (2.08)        (.46)            -

                      Total Dividends and Distributions      (2.12)        (.58)        (.15)


Net Asset Value, End of Period.........................      $21.81       $20.16       $17.08


Total Return(b)........................................       19.99%(c)    21.82%        7.02%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $26,820      $15,502       $1,575
   Ratio of Expenses to Average Net Assets.............       1.77%(d)     1.89%        1.48%(d)
   Ratio of Net Investment Income to Average Net Assets        .02%(e)(d)   .45%         .68%(d)
   Portfolio Turnover Rate.............................        0.0%        55.4%        13.3%(d)
   Average Commission Rate.............................      $.0216       $.0394       $.0456

*  Six Months Ended April 30, 1998.

See accompanying notes.

(unaudited)


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
-------------------------------------------------------        ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $29.69       $27.72       $23.69       $20.83      $21.41       $21.34
Income from Investment Operations:
   Net Investment Income...............................         .24          .50          .45          .45         .39          .43
   Net Realized and Unrealized Gain (Loss) on Investments      5.38         5.80         5.48        3.15          .93         1.67

                       Total from Investment Operations        5.62         6.30         5.93         3.60        1.32         2.10

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.27)        (.48)        (.43)        (.39)       (.41)        (.43)

   Distributions from Capital Gains....................      (2.47)       (3.85)       (1.47)        (.35)      (1.49)       (1.60)

                      Total Dividends and Distributions      (2.74)       (4.33)       (1.90)        (.74)      (1.90)       (2.03)


Net Asset Value, End of Period.........................      $32.57       $29.69       $27.72       $23.69      $20.83       $21.41


Total Return(b)........................................       20.19%(c)    25.36%       26.41%       17.94%       6.67%       10.42%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $583,371     $494,444     $435,617     $339,656    $285,965     $240,016
   Ratio of Expenses to Average Net Assets.............        .70%(d)      .70%         .69%         .75%        .83%         .82%
   Ratio of Net Investment Income to Average Net Assets       1.66%(d)     1.85%        1.82%        2.08%       2.02%        2.16%
   Portfolio Turnover Rate.............................        9.8%(d)     30.8%        50.2%        46.0%       31.7%        24.8%
   Average Commission Rate.............................      $.0491       $.0457       $.0421          N/A         N/A          N/A

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $29.51       $27.58       $23.61       $19.12
Income from Investment Operations:
   Net Investment Income...............................         .12          .23          .21          .33
   Net Realized and Unrealized Gain (Loss) on Investments      5.36         5.77         5.45         4.46

                       Total from Investment Operations        5.48         6.00         5.66         4.79

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.14)        (.22)        (.22)        (.30)

   Distributions from Capital Gains....................      (2.47)       (3.85)       (1.47)            -

                      Total Dividends and Distributions      (2.61)       (4.07)       (1.69)        (.30)


Net Asset Value, End of Period.........................      $32.38       $29.51       $27.58       $23.61



Total Return(b)........................................       19.75%(c)    24.13%       25.19%       25.06%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $40,019      $27,240       $9,832       $2,248
   Ratio of Expenses to Average Net Assets.............       1.50%(d)     1.65%        1.70%        1.50%(d)
   Ratio of Net Investment Income to Average Net Assets        .83%(d)      .84%         .80%        1.07%(d)
   Portfolio Turnover Rate.............................        9.8%(d)     30.8%        50.2%        46.0%(d)
   Average Commission Rate.............................      $.0491       $.0457       $.0421          N/A

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class R shares                                                1998*       1997          1996(f)
-------------------------------------------------------       -----       ----          ----
Net Asset Value, Beginning of Period...................      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................         .14          .30          .19
   Net Realized and Unrealized Gain (Loss) on Investments      5.35         5.74         2.81

                       Total from Investment Operations        5.49         6.04         3.00

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.16)        (.32)        (.16)

   Distributions from Capital Gains....................      (2.47)       (3.85)            -

                      Total Dividends and Distributions      (2.63)       (4.17)        (.16)

Net Asset Value, End of Period.........................      $32.30       $29.44       $27.57



Total Return(b)........................................       19.84%(c)    24.36%       12.74%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $32,628      $18,326       $1,752
   Ratio of Expenses to Average Net Assets.............        .14%(d)     1.50%        1.16%(d)
   Ratio of Net Investment Income to Average Net Assets        .91%(d)      .93%        1.18%(d)
   Portfolio Turnover Rate.............................        9.8%(d)     30.8%        50.2%(d)
   Average Commission Rate.............................      $.0491       $.0457       $.0421

*  Six Months Ended April 30, 1998.

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
--------------------------------------------------------       ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $50.43       $39.54       $37.22       $31.14      $30.41       $28.63
Income from Investment Operations:
   Net Investment Income...............................         .16          .31          .35          .35         .26          .40
   Net Realized and Unrealized Gain (Loss) on Investments     10.93        11.26         3.50        6.67         2.56         2.36

                       Total from Investment Operations       11.09        11.57         3.85         7.02        2.82         2.76

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.18)        (.31)        (.35)        (.31)       (.28)        (.42)

   Distributions from Capital Gains....................      (1.49)        (.37)       (1.18)        (.63)      (1.81)        (.56)

                      Total Dividends and Distributions      (1.67)        (.68)       (1.53)        (.94)      (2.09)        (.98)


Net Asset Value, End of Period.........................      $59.85       $50.43       $39.54       $37.22      $31.14       $30.41



Total Return(b)........................................       22.55%(c)    29.55%       10.60%      23.29%        9.82%        9.83%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $402,192     $317,386     $228,361     $174,328    $116,363      $80,051
   Ratio of Expenses to Average Net Assets.............        .96%(d)     1.03%        1.08%        1.16%       1.30%        1.26%
   Ratio of Net Investment Income to Average Net Assets        .64%(d)      .68%         .95%        1.12%        .95%        1.40%
   Portfolio Turnover Rate.............................        4.9%(d)     16.5%         1.8%        12.2%       13.6%        16.4%
   Average Commission Rate.............................      $.0476       $.0411       $.0443          N/A         N/A          N/A

PRINCIPAL GROWTH FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $50.36       $39.43       $37.10       $28.33
Income from Investment Operations:
   Net Investment Income...............................         .01          .09          .08          .21
   Net Realized and Unrealized Gain (Loss) on Investments     10.92        11.23         3.48         8.76

                       Total from Investment Operations       10.93        11.32         3.56         8.97

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.06)        (.02)        (.05)        (.20)

   Distributions from Capital Gains....................      (1.49)        (.37)       (1.18)            -

                      Total Dividends and Distributions      (1.55)        (.39)       (1.23)        (.20)


Net Asset Value, End of Period.........................      $59.74       $50.36       $39.43       $37.10


Total Return(b)........................................       22.21%(c)    28.92%        9.80%       31.48%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,734      $42,241      $24,019       $8,279
   Ratio of Expenses to Average Net Assets.............       1.51%(d)     1.48%        1.79%        1.80%(d)
   Ratio of Net Investment Income to Average Net Assets        .09%(d)      .23%         .22%         .31%(d)
   Portfolio Turnover Rate.............................        4.9%(d)     16.5%         1.8%        12.2%(d)
   Average Commission Rate.............................      $.0476       $.0411       $.0443          N/A

PRINCIPAL GROWTH FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(f)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income...............................         .02          .06          .10
   Net Realized and Unrealized Gain (Loss) on Investments     10.87        11.16          .13

                       Total from Investment Operations       10.89        11.22          .23

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.01)        (.09)        (.10)

   Distributions from Capital Gains....................      (1.49)        (.37)            -

                      Total Dividends and Distributions      (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................      $59.55       $50.16       $39.40


Total Return(b)........................................       22.21%(c)    28.72%        1.12%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $27,073      $16,265       $2,014
   Ratio of Expenses to Average Net Assets.............       1.55%(d)     1.69%        1.42%(d)
   Ratio of Net Investment Income to Average Net Assets        .04%(d)      .00%         .14%(d)
   Portfolio Turnover Rate.............................        4.9%(d)     16.5%         1.8%(d)
   Average Commission Rate.............................      $.0476       $.0411       $.0443

*  Six Months Ended April 30, 1998.

See accompanying notes.

(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL MIDCAP FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
-------------------------------------------------------        ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $45.33       $35.75       $31.45       $25.08      $23.56       $19.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.01)          .07          .14          .12           -          .06
   Net Realized and Unrealized Gain (Loss) on Investments     6.33         10.80         5.05         6.45         1.61        3.82

                       Total from Investment Operations        6.32        10.87         5.19         6.57        1.61         3.88

Less Dividends and Distributions:
   Dividends from Net Investment Income................           -        (.11)        (.14)        (.06)          -         (.11)

   Distributions from Capital Gains....................      (1.10)       (1.18)        (.75)        (.14)       (.09)            -

                      Total Dividends and Distributions      (1.10)       (1.29)        (.89)        (.20)       (.09)        (.11)


Net Asset Value, End of Period.........................      $50.55       $45.33       $35.75       $31.45      $25.08       $23.56


Total Return(b)........................................       14.30%(c)    31.26%       16.89%       26.89%       6.86%       19.66%


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $418,417     $346,666     $229,465     $150,611     $92,965      $48,668
   Ratio of Expenses to Average Net Assets.............       1.17%(d)     1.26%        1.32%        1.47%       1.74%        1.66%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.02)%(d)      .20%         .46%         .47%        .02%         .26%
   Portfolio Turnover Rate.............................       10.5%(d)      9.5%        12.3%        13.5%        8.1%         7.0%
   Average Commission Rate.............................      $.0435       $.0435       $.0391          N/A         N/A          N/A

PRINCIPAL MIDCAP FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................     $ 44.88      $ 35.48      $ 31.31       $23.15
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.10)        (.05)        (.04)            -
   Net Realized and Unrealized Gain (Loss) on Investments      6.21        10.64         4.97         8.18

                       Total from Investment Operations        6.11        10.59         4.93         8.18

Less Dividends and Distributions:
   Dividends from Net Investment Income................           -        (.01)        (.01)        (.02)

   Distributions from Capital Gains....................      (1.10)       (1.18)        (.75)            -

                      Total Dividends and Distributions      (1.10)       (1.19)        (.76)        (.02)


Net Asset Value, End of Period.........................      $49.89       $44.88       $35.48       $31.31


Total Return(b)........................................       13.97%(c)    30.64%       16.07%       35.65%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $79,727      $59,554      $28,480       $8,997
   Ratio of Expenses to Average Net Assets.............       1.76%(d)     1.69%        2.01%        2.04%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.61)%(d)    (.24)%       (.24)%       (.17)%(d)
   Portfolio Turnover Rate.............................       10.5%(d)      9.5%        12.3%        13.5%(d)
   Average Commission Rate.............................      $.0435       $.0435       $.0391          N/A

PRINCIPAL MIDCAP FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(f)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................     $ 45.10      $ 35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.09)        (.12)          .04
   Net Realized and Unrealized Gain (Loss) on Investments     6.24         10.74         1.88

                       Total from Investment Operations        6.15        10.62         1.92

Less Dividends and Distributions:
   Dividends from Net Investment Income................           -        (.01)        (.02)

   Distributions from Capital Gains....................      (1.10)       (1.18)            -

                      Total Dividends and Distributions      (1.10)       (1.19)        (.02)


Net Asset Value, End of Period.........................      $50.15       $45.10       $35.67


Total Return(b)........................................       14.00%(c)    30.56%        6.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $26,752      $17,448       $2,016
   Ratio of Expenses to Average Net Assets.............       1.75%(d)     1.87%        1.53%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.59)%(d)    (.45)%         .29%(d)
   Portfolio Turnover Rate.............................       10.5%(d)      9.5%        12.3%(d)
   Average Commission Rate.............................      $.0435       $.0435       $.0391

*  Six Months Ended April 30, 1998.

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout the period ended April 30, 1998:

PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $10.15
Income from Investment Operations:
   Net Investment Income...............................      .10
   Net Realized and Unrealized Gain (Loss) on Investments   .55)
                       Total from Investment Operations    (.45)
Less Dividends:
   Dividends from Net Investment Income................    (.06)
                                        Total Dividends    (.06)

Net Asset Value, End of Period.........................  $  9.64

Total Return(b)........................................    (4.49)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $4,925
   Ratio of Expenses to Average Net Assets.............    1.68%(d)
   Ratio of Net Investment Income to Average Net Assets    3.45%(d)
   Portfolio Turnover Rate.............................    20.3%(d)
   Average Commission Rate.............................   $.0500


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $10.15
Income from Investment Operations:
   Net Investment Income...............................      .10
   Net Realized and Unrealized Gain (Loss) on Investments  (.56)
                       Total from Investment Operations    (.46)
Less Dividends:
   Dividends from Net Investment Income................    (.05)
                                        Total Dividends    (.05)

Net Asset Value, End of Period.........................  $  9.64

Total Return(b)........................................    (4.52)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $3,276
   Ratio of Expenses to Average Net Assets.............    1.82%(d)
   Ratio of Net Investment Income to Average Net Assets    3.28%(d)
   Portfolio Turnover Rate.............................    20.3%(d)
   Average Commission Rate.............................   $.0500


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $10.15
Income from Investment Operations:
   Net Investment Income...............................      .11
   Net Realized and Unrealized Gain (Loss) on Investments   (.56)
                       Total from Investment Operations    (.46)
Less Dividends:
   Dividends from Net Investment Income................    (.05)
                                        Total Dividends    (.05)

Net Asset Value, End of Period.........................  $  9.64

Total Return(b)........................................    (4.51)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $3,011
   Ratio of Expenses to Average Net Assets.............    1.75%(d)
   Ratio of Net Investment Income to Average Net Assets    3.33%(d)
   Portfolio Turnover Rate.............................    20.3%(d)
   Average Commission Rate.............................   $.0500


See accompanying notes.

PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)
   Net Realized and Unrealized Gain (Loss) on Investments   1.67

                       Total from Investment Operations     1.65
Less Dividends:
   Dividends from Net Investment Income................        -
                                        Total Dividends        -

Net Asset Value, End of Period.........................   $11.57

Total Return(b)........................................    15.35%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $12,113
   Ratio of Expenses to Average Net Assets.............    1.52%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................   (.63)%(d)
   Portfolio Turnover Rate.............................    33.3%(d)
   Average Commission Rate.............................   $.0391


PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)
   Net Realized and Unrealized Gain (Loss) on Investments   1.68

                       Total from Investment Operations     1.66
Less Dividends:
   Dividends from Net Investment Income................        -

                                        Total Dividends        -

Net Asset Value, End of Period.........................   $11.57

Total Return(b)........................................    15.35%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $5,441
   Ratio of Expenses to Average Net Assets.............    1.65%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................   (.74)%(d)
   Portfolio Turnover Rate.............................    33.3%(d)
   Average Commission Rate.............................   $.0391


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                              1998(g)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)
   Net Realized and Unrealized Gain (Loss) on Investments   1.68
                       Total from Investment Operations     1.66
Less Dividends:
   Dividends from Net Investment Income................        -
                                        Total Dividends        -

Net Asset Value, End of Period.........................   $11.57

Total Return(b)........................................    15.35%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $3,874
   Ratio of Expenses to Average Net Assets.............    1.58%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................   (.65)%(d)
   Portfolio Turnover Rate.............................    33.3%(d)
   Average Commission Rate.............................   $.0391

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994       1993(h)
-------------------------------------------------------        ----         ----         ----         ----        ----       ----
Net Asset Value, Beginning of Period...................      $12.55       $11.40       $10.94        $9.25      $11.45       $10.18
Income from Investment Operations:
   Net Investment Income(i)............................         .21          .48          .44         .48          .46          .35
   Net Realized and Unrealized Gain (Loss) on Investments      2.62         1.12          .45        1.70       (2.19)         1.27

                       Total from Investment Operations        2.83         1.60          .89         2.18      (1.73)         1.62

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.25)        (.45)        (.43)        (.49)       (.45)        (.35)

   Distributions from Capital Gains....................           -            -            -            -       (.02)            -

                      Total Dividends and Distributions       (.25)        (.45)        (.43)        (.49)       (.47)        (.35)

Net Asset Value, End of Period.........................      $15.13       $12.55       $11.40       $10.94       $9.25       $11.45

Total Return(b)........................................       22.53%(c)    14.26%        8.13%       24.36%     (15.20)%   15.92%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $79,760      $64,366      $66,322      $65,873     $56,747      $50,372
   Ratio of Expenses to Average Net Assets(i)..........       1.15%(d)     1.15%        1.17%        1.04%       1.00%      1.00%(d)
   Ratio of Net Investment Income to Average Net Assets       2.94%(d)     3.90%        3.85%        4.95%       4.89%      4.48%(d)
   Portfolio Turnover Rate.............................       14.0%(d)     22.5%        34.2%        13.0%       13.8%       4.3%(d)
   Average Commission Rate.............................      $.0490       $.0465       $.0410          N/A         N/A          N/A

PRINCIPAL UTILITIES FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(e)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $12.53       $11.38       $10.93        $9.20
Income from Investment Operations:
   Net Investment Income(i)............................         .16          .38          .36         .40
   Net Realized and Unrealized Gain (Loss) on Investments      2.61         1.13          .43        1.77
                       Total from Investment Operations        2.77         1.51          .79         2.17

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.19)        (.36)        (.34)        (.44)

   Distributions from Capital Gains....................           -            -            -            -

                      Total Dividends and Distributions       (.19)        (.36)        (.34)        (.44)

Net Asset Value, End of Period.........................      $15.11       $12.53       $11.38       $10.93

Total Return(b)........................................       22.15%(c)   13.41%        7.23%        24.18%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $9,553       $6,937       $5,579       $3,952
   Ratio of Expenses to Average Net Assets(i)..........       1.87%(d)     1.90%        1.93%        1.72%(d)
   Ratio of Net Investment Income to Average Net Assets       2.22%(d)     3.14%        3.07%        3.84%(d)
   Portfolio Turnover Rate.............................       14.0%(d)     22.5%        34.2%        13.0%(d)
   Average Commission Rate.............................      $.0490       $.0465       $.0410          N/A

PRINCIPAL UTILITIES FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(f)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(i)............................         .17          .39          .28
   Net Realized and Unrealized Gain (Loss) on Investments      2.60         1.14        (.41)
                       Total from Investment Operations        2.77         1.53        (.13)

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.19)        (.37)        (.29)

   Distributions from Capital Gains....................           -            -            -

                      Total Dividends and Distributions       (.19)        (.37)        (.29)

Net Asset Value, End of Period.........................      $15.07       $12.49       $11.33

Total Return(b)........................................       22.21%(c)   13.72%       (.31)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,717       $1,512         $311
   Ratio of Expenses to Average Net Assets(i)..........       1.65%(d)     1.65%        1.47%(d)
   Ratio of Net Investment Income to Average Net Assets       2.41%(d)     3.35%       .3.77%(d)
   Portfolio Turnover Rate.............................       14.0%(d)     22.5%        34.2%(d)
   Average Commission Rate.............................      $.0490       $.0465       $.0410

*  Six Months Ended April 30, 1998.

See accompanying notes.

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

             Former Fund Name                            New Fund Name
  Princor Balanced Fund, Inc.                 Principal Balanced Fund, Inc.
  Princor Blue Chip Fund, Inc.                Principal Blue Chip Fund, Inc.
  Princor Capital Accumulation Fund, Inc.     Principal Capital Value Fund, Inc.
  Princor Emerging Growth Fund, Inc.          Principal MidCap Fund, Inc.
  Princor Growth Fund, Inc.                   Principal Growth Fund, Inc.
  Princor Utilities Fund, Inc.                Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. The Domestic Growth Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:
                                               Per Share
                                            Net Investment         Per Share
                                                Income         Unrealized (Loss)

   Principal Balanced Fund, Inc.                $--                  $(.19)
   Principal Blue Chip Fund, Inc.                --                   (.15)
   Principal Capital Value Fund, Inc.            --                   (.46)
   Principal Growth Fund, Inc.                   --                   (.86)
   Principal MidCap Fund, Inc.                   --                   (.77)
   Principal Utilities Fund, Inc.               .01                   (.01)

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                               Per Share            Per Share
                                            Net Investment         Unrealized
                                                Income             Gain (Loss)

   Principal Balanced Fund, Inc.                $--                  $(.03)
   Principal Blue Chip Fund, Inc.               .01                   (.02)
   Principal Capital Value Fund, Inc.           .01                   (.11)
   Principal Growth Fund, Inc.                  .01                    .10
   Principal MidCap Fund, Inc                    --                    .19

(g) Period from December 31, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through April 30, 1998. With respect to Principal Real Estate Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.02 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Mutual Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A, Class B and Class R shares, net investment income aggregating $.01 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Mutual Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A, Class B and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities of each fund prior to the initial public offering of each class of shares.
                                              Per Share Unrealized Gain (Loss)

                                               Class      Class      Class
                                                 A          B          R

     Principal Real Estate Fund, Inc.         $ .13      $ .13      $ .13
     Principal SmallCap Fund, Inc.             (.08)      (.09)      (.09)


(h) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represents activities of the fund prior to the initial public offering of fund shares.

(i) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                Year Ended
                October 31,       Per Share      Ratio of Expenses
                  Except       Net Investment     to Average Net         Amount
                  as Noted         Income             Assets             Waived

    Class A       1998*           $.20               1.21%(d)         $  21,593
                  1997             .46               1.25%               65,940
                  1996             .43               1.25%               54,932
                  1995             .46               1.30%              151,145
                  1994             .41               1.50%              284,836
                  1993(h)          .32               1.54%(d)           139,439

    Class B       1998*            .15               1.99%(d)             5,173
                  1997             .37               1.95%                3,753
                  1996             .34               2.06%                6,690
                  1995(e)          .40               1.81%(d)             1,338

    Class R       1998*            .14               2.08%(d)             4,909
                  1997             .31               2.67%                9,355
                  1996(f)          .28               1.47%(d)              --

*  Six Months Ended April 30, 1998.

April 30, 1998

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)
                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.

    Investment in securities -- at cost........        $15,249,612                 $296,871,379                   $18,935,117


    Assets
    Investment in securities -- at value (Note 4)      $14,804,111                 $406,930,283                   $23,606,130
    Cash....................................                86,141                       15,366                         9,851
    Receivables:
       Dividends and interest..................             53,732                    1,531,884                        50,916
       Investment securities sold..............             61,075                      590,670                       177,924
       Capital Stock sold......................             13,589                      360,807                        17,356
    Other assets...............................             --                            4,252                        --

                                  Total Assets          15,018,648                  409,433,262                    23,862,177
    Liabilities
    Accrued expenses...........................                169                      381,778                        10,724
    Payables:
       Investment securities purchased.........            228,089                           --                       840,659
       Capital Stock reacquired................                 51                      388,615                        30,347

                             Total Liabilities             228,309                      770,393                       881,730

    Net Assets Applicable to
    Outstanding Shares  .......................        $14,790,339                 $408,662,869                   $22,980,447



    Net Assets Consist of:
    Capital Stock..............................        $    16,731                 $    382,870                   $    18,382
    Additional paid-in capital.................         15,922,489                  283,455,137                    18,830,944
    Accumulated undistributed net
       investment income (operating loss)......            (21,907)                   1,954,766                       (42,456)
    Accumulated undistributed net realized
       gain (loss) from:
       Investment transactions.................           (675,182)                  12,969,293                      (498,350)
       Foreign currency transactions...........             (5,496)                    (158,272)                        1,147
    Net unrealized appreciation (depreciation)
       of investments..........................           (445,501)                 110,058,904                     4,671,013
    Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies......................               (795)                         171                          (233)

                              Total Net Assets         $14,790,339                 $408,662,869                   $22,980,447


    Capital Stock (par value: $.01 a share):
    Shares authorized..........................        100,000,000                  100,000,000                   100,000,000
    Net Asset Value Per Share:
    Class A:  Net Assets.......................         $8,050,953                 $345,800,135                   $11,953,997
                 Shares issued and outstanding.            910,315                   32,378,735                       956,014
                Net asset value per share......              $8.84                       $10.68                        $12.50
            Maximum offering price per share(a)              $9.28                       $11.21                        $13.12


    Class B:  Net Assets.......................         $3,927,792                  $44,889,999                    $7,030,667
                 Shares issued and outstanding.            444,550                    4,219,876                       562,833
                Net asset value per share(b)...              $8.84                       $10.64                        $12.49


    Class R:  Net Assets.......................         $2,811,594                  $17,972,735                    $3,995,783
                 Shares issued and outstanding.            318,220                    1,688,424                       319,328
       Net asset value per share...............              $8.84                       $10.64                        $12.51

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    See accompanying notes.

Six Months Ended April 30, 1998

STATEMENTS OF OPERATIONS
(unaudited)
                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.



    Net Investment Income
    Income:
       Dividends.............................           $  135,888                  $ 4,846,064                   $  159,155
       Withholding tax on foreign dividends...              (7,770)                    (559,469)                     (19,366)
       Interest...............................              27,898                      718,303                       27,655

                                 Total Income              156,016                    5,004,898                      167,444

    Expenses:
       Management and investment advisory
          fees (Note 3).......................              76,051                    1,195,620                      101,103
       Distribution and shareholder servicing
          fees (Notes 1 and 3)................              14,815                      522,798                       19,039
       Transfer and administrative services
          (Notes 1 and 3).....................              44,542                      543,889                       47,759
       Registration fees (Note 1).............              16,697                       42,684                       16,642
       Custodian fees ........................              16,662                       90,140                       15,703
       Auditing and legal fees ...............               4,694                        4,718                        3,853
       Directors' fees .......................               3,208                        3,643                        3,180
       Other .................................                 393                       10,512                          710

                           Total Net Expenses              177,062                    2,414,004                      207,989

       Net Investment Income (Operating Loss)              (21,046)                   2,590,894                      (40,545)

    Net  Realized  and  Unrealized   Gain  (Loss)
      on  Investments  and  Foreign
    Currencies Net realized gain (loss) from:
       Investment transactions................            (588,510)                  12,992,385                     (340,679)
       Foreign currency transactions..........              (7,138)                    (158,272)                      (2,024)
    Change in unrealized appreciation/ depreciation of:
       Investments............................           1,542,502                   46,986,263                    4,712,967
       Translation of assets and liabilities in
          foreign currencies..................              (2,758)                     (22,397)                        (256)

             Net Realized and Unrealized Gain
          on Investments and Foreign Currencies            944,096                   59,797,979                    4,370,008


                   Net Increase in Net Assets
                    Resulting from Operations           $  923,050                  $62,388,873                   $4,329,463

    See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)
                                                         Principal                                                 Principal
                                                       International                  Principal                  International
                                                     Emerging Markets               International                  SmallCap
GROWTH FUNDS (INTERNATIONAL)                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.
                                                 Six Months     Period        Six Months       Year        Six Months      Period
                                                   Ended         Ended          Ended         Ended          Ended          Ended
                                                  April 30,   October 31,      April 30,    October 31,     April 30,    October 31,
                                                    1998        1997(a)          1998          1997           1998         1997(a)
    Operations
    Net investment income (operating loss)....   $  (21,046)  $     (861)     $ 2,590,894  $ 3,090,074      $  (40,545) $    (1,911)

    Net realized gain (loss) from:
       Investment transactions................     (588,510)     (86,672)      12,992,385    7,163,553        (340,679)    (157,671)
       Foreign currency transactions..........       (7,138)       1,642         (158,272)     (91,683)         (2,024)       3,171
    Change in unrealized appreciation/
       depreciation of investments and
       translation of assets and liabilities
       in foreign currencies..................    1,539,744   (1,986,040)      46,963,866   32,599,107       4,712,711      (41,931)

                Net Increase (Decrease) in Net
              Assets Resulting from Operations      923,050   (2,071,931)      62,388,873   42,761,051       4,329,463     (198,342)

    Dividends and Distributions to Shareholders
    From net investment income:
       Class A................................        --          --           (3,230,566)  (2,378,873)         --           --
       Class B ...............................        --          --             (135,319)     (79,037)         --           --
       Class R ...............................        --          --              (60,504)     (19,984)         --           --

    From net realized gain on investments and
    foreign currency transactions:
       Class A ...............................        --          --           (6,125,600)  (6,657,874)         --           --
       Class B ...............................        --          --             (754,865)    (635,525)         --           --
       Class R................................        --          --             (271,968)     (55,824)         --           --

             Total Dividends and Distributions        --          --          (10,578,822)  (9,827,117)         --           --

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A................................    2,790,113    5,966,460       32,717,443   96,500,904       3,810,821    6,307,287
       Class B ...............................      771,285    3,867,018        7,440,533   20,265,356       1,180,683    4,967,080
       Class R................................      127,201    3,028,924        5,141,879   11,220,828         284,780    3,022,777
    Shares issued in reinvestment of dividends
    and distributions:
       Class A................................        --          --            9,196,552    8,872,973          --           --
       Class B ...............................        --          --              870,891      696,974          --           --
       Class R................................        --          --              332,273       75,789          --           --
    Shares redeemed:
       Class A ...............................     (283,901)      (7,197)     (21,057,808) (26,121,521)       (259,028)      (7,102)
       Class B ...............................     (199,669)    (118,315)      (3,013,980)  (5,667,020)       (255,816)     (97,291)
       Class R ...............................       (2,699)      --           (1,548,165)  (1,083,455)        (99,070)      (5,795)

              Net Increase in Net Assets from
                    Capital Share Transactions    3,202,330   12,736,890       30,079,618  104,760,828       4,662,370   14,186,956

                                Total Increase    4,125,380   10,664,959       81,889,669  137,694,762       8,991,833   13,988,614

    Net Assets
    Beginning of period.......................   10,664,959       --          326,773,200  189,078,438      13,988,614       --

    End of period [including undistributed net
       investment income (operating loss)
       as set forth below]....................  $14,790,339  $10,664,959     $408,662,869 $326,773,200     $22,980,447  $13,988,614



    Undistributed Net Investment Income
       (Operating Loss).......................  $   (21,907) $      (861)    $  1,954,766 $  2,790,261     $   (42,456) $    (1,911)

(a)  Period from August 14, 1997 (date operations commenced) through October 31,
     1997.

    See accompanying notes.

April 30, 1998

NOTES TO FINANCIAL STATEMENTS
(unaudited)

  Principal International Emerging Markets Fund, Inc.
  Principal International Fund, Inc.
  Principal International SmallCap Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. (the "International Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

On August 14, 1997, the initial purchases of 400,000 shares of Class A Capital Stock, 300,000 shares of Class B Capital Stock and 300,000 shares of Class R Capital Stock of Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. were made by Principal Mutual Life Insurance Company (see Note 3). Effective August 29, 1997, Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. began offering Class A and Class B shares to the public and Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the International Growth Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The International Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1998, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                        Distribution and               Transfer and
                                                     Shareholder Servicing Fees     Administrative Services      Registration Fees

                                                      Class A Class B  Class R    Class A  Class B  Class R  Class A Class B Class R

Principal International Emerging Markets Fund, Inc.    $6,421   $5,214  $3,180    $ 1,854    $675   $  357   $4,242   $3,012  $3,555
Principal International Fund, Inc.                    307,130  162,204  53,464    139,088  24,335   10,312    9,577    6,920   4,258
Principal International SmallCap Fund, Inc.             8,090    7,049   3,900      1,984     908      340    3,865    2,974   3,145

The International Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of each fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by each fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders do not have access to the International Growth Funds.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Growth Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-adviser is authorized to make such determinations subject to such oversight by each fund's Board of Directors as may from time to time be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The International Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The International Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the International Growth Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The International Growth Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the International Growth Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (formerly known as Princor Management Corporation) (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for Principal International Fund, Inc. for the year ended October 31, 1997 aggregated $577,016. Other reclassifications made for the period ended October 31, 1997 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The International Growth Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the International Growth Funds is as follows:

                                                                               Net Asset Value of Funds
                                                                                     (in millions)
                                                        First          Next             Next              Next              Over
                                                        $100           $100             $100              $100              $400
Principal International Emerging Markets Fund, Inc.     1.25%          1.20%            1.15%             1.10%             1.05%
Principal International Fund, Inc.                      0.75%          0.70%            0.65%             0.60%             0.55%
Principal International SmallCap Fund, Inc.             1.20%          1.15%            1.10%             1.05%             1.00%

The International Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the six months ended April 30, 1998 were as follows:

                                                                    Class A                    Class B
Principal International Emerging Markets Fund, Inc.            $  70,501                        $1,025
Principal International Fund, Inc.                               650,003                        39,564
Principal International SmallCap Fund, Inc.                       85,424                         1,890

No brokerage commissions were paid by the International Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                                               Six Months Ended                 Year Ended
                                                                April 30, 1998               October 31, 1997

Principal International Emerging Markets Fund, Inc.               $ 1,707                       $ 1,586
Principal International Fund, Inc.                                 44,470                        20,595
Principal International SmallCap Fund, Inc.                         1,755                         1,502

The International Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Each of the International Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Each of the International Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the International Growth Funds.

At April 30, 1998, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the International Growth Funds as follows:


                                                          Class A         Class B        Class R

Principal International Emerging Markets Fund, Inc.        400,000        300,000        300,000
Principal International Fund, Inc.                       8,894,436            167            144
Principal International SmallCap Fund, Inc.                400,000        300,000        300,000

Note 4 -- Investment Transactions

For the six months ended April 30, 1998, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the International Growth Funds were as follows:

                                                            Purchases           Sales

Principal International Emerging Markets Fund, Inc.         $6,482,834       $2,821,360
Principal International Fund, Inc.                          55,267,874       44,381,876
Principal International SmallCap Fund, Inc.                 14,310,008        8,435,013

At April 30, 1998, net unrealized appreciation (depreciation) of investments by the International Growth Funds was composed of the following:

                                                                                                            Net Unrealized
                                                                   Gross Unrealized                  Appreciation (Depreciation)
                                                         Appreciation            (Depreciation)             of Investments

Principal International Emerging Markets Fund, Inc.      $  1,239,605            $  (1,685,106)             $   (445,501)
Principal International Fund, Inc.                        122,807,507              (12,748,603)              110,058,904
Principal International SmallCap Fund, Inc.                 5,094,392                 (423,379)                4,671,013

At April 30, 1998, the International Growth Funds held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                                       Value at          Value as a
                                                                     Date of                           April 30,       Percentage of
                                 Security Description              Acquisition           Cost            1998            Net Assets

   Principal International     Al Ahram Beverages Co. ADR            8/21/97          $  56,100     $     69,960            .47%
   Emerging Markets Fund, Inc.                                       4/14/98             12,050           12,720            .09
                               Bank Handlowy GDR                     8/14/97             50,200           76,400            .52
                                                                     2/23/98             31,100           38,200            .26
                                                                     4/2/98              16,625           19,100            .13
                                                                     4/14/98             16,850           19,100            .13
                                                                     4/21/98             16,100           19,100            .13
                               Banque Libanaise le Commerce
                                 SAL ADR                             8/14/97            115,250           88,000            .59
                                                                     2/19/98              7,440            7,040            .05
                               Banque Marocaine du Commerce
                                 Exterieur                           8/15/97             87,600          114,960            .78
                               Eesti Uhispank GDR                    3/24/98             79,750           68,166            .46
                                                                     4/2/98              15,250           13,633            .09
                               Industrial Credit & Investment Corp.
                                 of India ADR                        8/14/97            137,750          123,500            .83
                                                                     10/7/97             31,400           32,500            .22
                                                                     10/20/97            33,400           32,500            .22
                                                                     11/10/97            15,000           16,250            .11
                                                                     12/4/97             10,750           16,250            .11
                                                                     12/17/97            18,675           29,250            .20
                                                                     1/13/98             13,975           21,125            .14
                               Mol Magyar Olaj-Es Gazipari ADR       3/20/98            150,000          151,928           1.03
                                                                     4/14/98             16,250           15,193            .10
                               Paints & Chemical Industries
                                 Co. GDR                             9/26/97            149,225          145,733            .98%
                                                                     9/26/97              5,745            6,885            .05
                                                                     10/20/97            11,700           11,475            .08
                                                                     10/30/97            19,750           22,950            .16
                                                                     12/4/97             12,155           14,917            .10
                                                                     1/23/98              3,450            4,590            .03
                                                                     4/14/98             14,788           14,918            .10
                               Reliance Industries GDR               8/14/97             72,000           54,750            .37
                                                                     10/24/97            22,125           18,250            .12
                                                                     12/12/97            21,750           27,375            .19
                                                                     1/2/98              17,535           19,163            .13
                                                                     1/13/98             12,750           15,513            .10
                                                                     4/6/98              13,800           13,687            .09
                               Tata Engineering & Locomotive
                                 Ltd. Co. GDR                        8/14/97             71,250           43,650            .30
                                                                     10/1/97             19,000           14,550            .10
                                                                     10/20/97            18,900           14,550            .10
                                                                     12/30/97             7,650            6,548            .04
                               Videsh Sanchar Nigam Ltd. GDR         8/14/97            132,800           99,000            .67
                                                                     11/18/97            28,250           24,750            .17
                                                                     12/2/97             14,250           12,375            .08
                                                                     12/12/97            10,720            9,900            .07
                                                                     1/2/98              15,235           13,613            .09
                                                                     1/13/98             13,620           14,850            .10
                                                                     3/5/98              10,440            9,900            .07

                                                                                                       1,618,767          10.95

   Principal International     Alfa SA Convertible
   Fund, Inc.                    Subordinated Debentures             9/25/95          1,293,500        1,547,000            .38
                                                                     11/20/96           779,234          844,900            .21

                               Fokus Bank                            10/9/95            557,692        1,013,666            .25
                                                                     12/17/96           797,392        1,013,667            .25
                               Hyundai Motor Co. Ltd. GDR            8/23/96            318,750           81,875            .02
                                                                     8/28/96            312,500           81,875            .02
                                                                     9/3/96             159,998           42,575            .01
                               Kemira OY                             12/13/96           610,584          541,475            .13
                                                                     12/20/96         1,478,458        1,267,050            .31
                                                                     2/26/97          1,162,586        1,093,779            .27
                                                                     4/8/97             615,051          649,769            .16
                                                                     4/9/97              41,573           43,318            .01
                               Voest-Alpine Stahl                    10/27/95           913,965        1,230,594            .30
                                                                     1/11/96            414,525          533,257            .13
                                                                     6/26/96            585,672          705,541            .17
                                                                     6/27/96            298,647          360,974            .09

                                                                                                      11,051,315           2.71


   Principal International     Bure Investment Aktiebolaget AB       8/14/97          $  46,173       $   62,800            .27%
   SmallCap Fund, Inc.                                               8/18/97             46,092           62,800            .27
                                                                     8/22/97              8,100           10,991            .05
                               Industrial & Financial Systems        8/14/97             43,796          105,313            .46
                                                                     8/18/97             10,528           25,275            .11
                                                                     9/8/97              51,954          111,632            .49
                                                                     10/9/97            101,152          157,970            .69
                                                                     10/30/97            53,442           84,251            .37
                                                                     11/12/97            91,033          147,439            .64
                               Newsquest PLC                         10/16/97           227,052          282,769           1.23
                                                                     11/13/97            35,653           43,930            .19

                                                                                                       1,095,170           4.77

The International  Growth Funds' investments are with various issuers in various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                            Principal International            Principal     Principal International
                                                               Emerging Markets              International            SmallCap
                                                                   Fund, Inc.                 Fund, Inc.             Fund, Inc.
  Six Months Ended April 30, 1998:
  Shares sold:
    Class A   .........................................             336,852                    3,408,521                 356,054
    Class B   .........................................              92,002                      779,033                 106,246
    Class R   .........................................              15,485                      543,418                  26,597
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                --                      1,012,079                    --
    Class B ...........................................                --                         95,847                    --
    Class R   .........................................                --                         36,570                    --
  Shares redeemed:
    Class A   .........................................             (34,234)                  (2,177,763)                (23,437)
    Class B   .........................................             (23,728)                    (311,157)                (22,867)
    Class R   .........................................                (308)                    (162,131)                 (8,858)

                                          Net Increase              386,069                    3,224,417                 433,735



  Year Ended October 31, 1997, Except as Noted:
  Shares sold:
    Class A   .........................................             608,541 *                 10,828,384                 624,104 *
    Class B   .........................................             389,744 *                  2,259,005                 489,175 *
    Class R   .........................................             303,043 *                  1,249,248                 302,174 *
  Shares issued in reinvestment of dividends and distributions:
    Class A ...........................................                  -- *                  1,075,120                      -- *
    Class B ...........................................                  -- *                     85,277                      -- *
    Class R   .........................................                  -- *                      9,208                      -- *
  Shares redeemed:
    Class A   .........................................                (844)*                 (2,929,702)                   (707)*
    Class B   .........................................             (13,468)*                   (638,189)                 (9,721)*
    Class R   .........................................                  -- *                   (118,068)                   (585)*

                                          Net Increase            1,287,016 *                 11,820,283               1,404,440 *


    *Period from August 14, 1997 (date operations commenced) through October 31, 1997.

Note 6 -- Line of Credit

The International Growth Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 1998, the International Growth Funds had no outstanding borrowings under the line of credit.


Note 7 -- Year 2000 Problem

Like other mutual funds, financial and business organizations and individuals around the world, the International Growth Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems it uses and to obtain reasonable assurances that comparable steps are being taken by each fund's other major service providers. At this time, however there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

April 30, 1998

SCHEDULES OF INVESTMENTS

GROWTH FUNDS (INTERNATIONAL)

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (87.24%)

Air Transportation, Scheduled (0.47%)
   Cintra SA De Cv Ser'anpv              73,000     $   69,134

Bakery Products (0.41%)
   Nong Shim Co. Ltd.                     1,400         60,965

Beer, Wine & Distilled Beverages (1.92%)
   Guangdong Brewery                    342,000(a)      48,567
   South African Breweries Ltd. ADR       7,000        234,786

                                                       283,353
Beverages (7.64%)
   Al Ahram Beverages Co. ADR             2,600(b)      82,680
   Embotelladora Andina ADR,Series A      9,300        209,831
   Fomento Economico Mexicano,
     Class B (FEMSA)                     36,500        281,181
   Panamerican Beverages ADR              7,500        299,063
   Quilmes Industrial Quines SA ADR      23,200        256,650

                                                     1,129,405
Blast Furnace & Basic Steel
Products (2.51%)
   Hylsamex SA, Class B                  32,100        148,220
   Tubos De Acero De Mexico ADR          12,100(a)     222,338

                                                       370,558
Central Reserve Depositories (2.40%)
   Banco Ganadero SA ADR Preference       7,700        146,736
   Banco Santiago SA ADR                  7,300        151,931
   Ergo Bank                                600         56,480

                                                       355,147
Chemicals & Allied Products (0.65%)
   Sarantis SA                            6,200         96,417

Commercial Banks (5.34%)
   Banco Rio De La Plata ADR             13,600(a)     187,000
   Bank Handlowy GDR                      9,000(a)(b)  171,900
   Banque Libanaise Le Commerce SAL ADR   5,400(a)(b)   95,040
   Banque Marocaine du Commerce Exterieur 4,800(b)     114,960
   Big Bank Gdanski SA                   12,000         18,372
   Big Bank Gdanski SA GDR                5,333        120,533
   Eesti Uhispank GDR                     6,000(a)(b)   81,799

                                                       789,604
Communications Equipment (1.63%)
   ECI Telecommunications Ltd. ADR        7,900        240,950

Computer & Data Processing
Services (1.08%)
   Tecnomatix Technologies Ltd. ADR       6,300(a)     159,862

Computer & Office Equipment (2.46%)
   Orbotech Ltd. ADR                      8,400(a)     303,450
   Sindo Ricoh Co.                        1,700         59,783

                                                       363,233
Construction & Related Machinery (1.43%)
   Barlow Ltd. ADR                       21,858        211,166

Consumer Products  (1.56%)
   Rothmans Industries Ltd.              36,000        179,603
   Souza Cruz SA                          6,300         51,490

                                                       231,093
Crude Petroleum & Natural Gas (1.13%)
   Mol Magyar Olaj-Es Gazipari ADR        5,500(b)     167,121

Deep Sea Foreign Transportation of
Freight (0.14%)
   Noble Group Ltd. ADR                 100,000(a)      21,000

Drugs (1.50%)
   Teva Pharmaceutical ADR                5,200        222,300

Electric Services (4.24%)
   Companhia Paranaense De
     Enersis-Copel ADR                   16,200        230,850
   Electricidade De Portugal SA           8,400        219,190
   Enersis SA ADR                         6,000        176,625

                                                       626,665
Electrical Goods (1.16%)
   Empresa Nacional De Electric
     Sponsored ADR                        9,800        170,887

Electrical Industrial Apparatus (0.24%)
   Guangdong Kelon Electric Holdings     34,000         34,895

Electronic Components &
Accessories (2.59%)
   Elec & Eltek International ADR        22,500        130,500
   Varitronix                            85,000        171,184
   Wong Circuits Holdings Ltd. ADR       80,000(a)      80,800

                                                       382,484
Electronic Distribution Equipment (5.39%)
   KCE Electronics Public Co. Ltd.        5,000         34,648
   KR Precision Public Co. Ltd.           5,000         13,187
   Solid Group, Inc.                  1,000,000         49,813
   Tadiran Ltd. ADR                       5,100        195,713
   Techtronic Industries Co.          1,084,000        321,867
   Vtech Holdings Ltd.                   52,000        182,596

                                                       797,824
Engines & Turbines (0.61%)
   First Tractor Co. Ltd.               162,000         90,452

Federal & Federally Sponsored
Credit (1.83%)
   Industrial Credit & Investment
     Corp. of India ADR                  16,700(b)     271,375

Fire, Marine & Casualty Insurance (0.83%)
   Alfa, Series A                        22,700        123,266

Foreign Banks, Branches &
Agencies (1.25%)
   Credicorp Ltd. ADR                    11,050        185,087

Furniture & Home Furnishing
Stores (1.21%)
   Grupo Elektra SA CPO                 126,000        178,695

Grocery Stores (1.04%)
   Blue Square Chain Investments &
     Property Ltd.                       14,000(a)     153,460

Holding Offices (1.58%)
   The India Fund, Inc. ADR              28,400(a)     234,300

Life Insurance (0.48%)
   National Mutual Asia Ltd.             88,000         70,436

Measuring & Controlling Devices (1.00%)
   IDT Holdings Singapore Ltd. ADR      120,000        147,600

Meat Products (0.43%)
   Davomas Abadi                        284,000         21,102
   Pt Daya Guna Samudera                 47,000         42,635

                                                        63,737
Medical Instruments & Supplies (1.50%)
   Medison Co.                           27,120        221,181

Metal Cans & Shipping Containers (0.86%)
   Colep                                  9,100(a)     127,385

Miscellaneous Electrical Equipment &
Supplies (1.32%)
   G.P. Batteries International          70,500        195,006

Miscellaneous Food & Kindred
Products (0.26%)
   Thai Union Frozen Products            10,000         38,785

Miscellaneous Investing (0.99%)
   Banco Latino Americano De Exportacione 4,100        146,575

Miscellaneous Non-Durable Goods (1.87%)
   Desc SA ADR                            9,600        276,600

Miscellaneous Textile Goods (2.00%)
   Esprit Holdings Ltd.                 372,000        147,675
   Reliance Industries GDR               16,300(b)     148,738

                                                       296,413
Motor Vehicles & Equipment (0.83%)
   Qingling Motors Co.                  101,000         43,680
   Tata Engineering & Locomotive Ltd.
     Co. GDR                             10,900(b)      79,298

                                                       122,978
Newspapers (0.56%)
   Investec-Consultadoria
     Internacional SA                     2,000(a)      82,631

Non-Classifiable Establishments (0.35%)
   QPL International Holdings Ltd.      120,000         51,897

Oil and Gas Field Services (0.23%)
   Gulf Indonesia Resources Ltd. ADR      2,200(a)      33,825

Paints & Allied Products (1.50%)
   Paints & Chemical Industries Co. GDR  19,300(b)     221,468

Paperboard Containers & Boxes (0.47%)
   Hung Hing Print Group                180,000         69,713

Petroleum Refining (4.04%)
   Sasol Ltd. ADR                        28,500        287,451
   YPF Sociedad Anonima ADR               8,900        310,387

                                                       597,838
Radio & Television Broadcasting (0.69%)
   Television Broadcasts Ltd.            40,000        102,246

Search & Navigation Equipment (1.54%)
   Elbit Systems Ltd. ADR                17,800        228,063

Security & Commodity Exchanges (0.90%)
   OTK Holdings Ltd. ADR                146,000        133,685

Security Brokers & Dealers (0.00%)
   Peregrine Investment Holdings         62,000             80

Services, NEC (0.73%)
   IDT International                  1,200,000        108,442

Telephone Communications (9.18%)
   Compania Anonima Telefonos De
     Venezuela ADR                        5,100        170,850
   Global Telesystems Group, Inc. ADR     4,000(a)     188,000
   Hellenic Telecommunication             4,600        131,660
   Matav RT ADR                           7,100(a)     209,450
   Telecomunicacoes Brasileiras SA ADR    2,300        280,169
   Telecomunicacoes Brasileiras SA      400,000         39,440
   Telefonica De Argentina ADR            4,000        154,250
   Videsh Sanchar Nigam Ltd. GDR         14,900(a)(b)  184,388

                                                     1,358,207
Water Supply (1.27%)
   Companhia De Saneamento Basico
     De Estado De Sao Paula - SABESP    840,000        187,969

                            Total Common Stocks     12,903,458

Preferred Stocks (8.52%)

Cement, Hydraulic (1.72%)
   Titan Cement Co.                        3,600       255,307

Communications Equipment (0.93%)
   Ericsson Telecomunicacoes           4,800,000       137,200

Electric Services (2.43%)
   Centrais Electricas De Santa Catarina 193,000       222,689
   Telecomunicacoes De Minus Gerais      900,000       136,256

                                                       358,945
Industrial Inorganic Chemicals (0.34%)
   Fosfertil Fertiliz NPV             11,300,000        50,869

Telephone Communications (3.10%)
   Telec De Sao Paulo SA                 820,000       277,391
   Telec Do Rio De Janiero SA          1,200,000       180,941

                                                       458,332

                         Total Preferred Stocks      1,260,653

                                        Principal
                                         Amount         Value
Commercial Paper (4.33%)

Business Credit Institutions (4.33%)
   General Electric Capital Corp.;
     5.53%; 5/1/98                      $640,000   $   640,000

           Total Portfolio Investments (100.09%)    14,804,111

Liabilities, net of cash, receivables and
   other assets (-0.09%)                              (13,772)

                     Total Net Assets (100.00%)    $14,790,339

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

   Principal International Emerging Markets Fund, Inc. Investments by Country

                                 Total         Percentage of
    Country                      Value           Total Value
   Argentina                  $  908,287            6.13%
   Brazil                      1,795,263           12.13
   Chile                         709,275            4.79
   China                         217,595            1.47
   Colombia                      146,736            0.99
   Czech Republic                188,000            1.27
   Egypt                         304,147            2.05
   Estonia                        81,799            0.55
   Greece                        539,865            3.65
   Hong Kong                   1,226,137            8.28
   Hungary                       376,571            2.54
   India                         918,097            6.20
   Indonesia                      63,737            0.43
   Israel                      1,503,798           10.16
   Lebanon                        95,040            0.64
   Mexico                      1,598,498           10.80
   Morocco                       114,960            0.78
   Panama                        146,575            0.99
   Peru                          185,088            1.25
   Philippines                    49,813            0.34
   Poland                        310,805            2.10
   Portugal                      429,206            2.90
   Singapore                     754,509            5.10
   South Africa                  867,087            5.86
   South Korea                   341,929            2.31
   Thailand                       86,619            0.59
   United States                 673,825            4.55
   Venezuela                     170,850            1.15

              Total          $14,804,111          100.00%

PRINCIPAL INTERNATIONAL FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (92.89%)

Advertising (2.43%)
   WPP Group PLC                       1,568,000   $ 9,949,338

Beverages (1.53%)
   Panamerican Beverages ADR             156,300     6,232,462

Blast Furnace & Basic Steel
Products (0.69%)
   Voest-Alpine Stahl                     69,000(b)  2,830,366

Central Reserve Depositories (3.28%)
   Banco Totta & Acores                  145,000     5,517,014
   National Westminster Bank             329,931     6,603,188
   Union Bank of Norway                   36,700     1,269,577

                                                    13,389,778
Commercial Banks (13.00%)
   ABN-AMRO Holdings NV                  290,748     7,079,783
   Australia & New Zealand Banking Group 559,000     3,900,777
   Bank of Ireland                       415,239     8,449,385
   Barclays PLC                          146,594     4,208,457
   Fokus Bank                            240,000(b)  2,027,333
   Istituto Mobiliare Italiano           413,000     6,759,219
   National Australia Bank Ltd.          326,437     4,639,703
   Nordbanken Holding                    343,000     2,526,356
   Royal Bank of Canada Montreal Quebec  103,000     6,149,546
   Svenska Handelsbanken AB Free         172,750     7,388,760

                                                    53,129,319
Communications Equipment (0.77%)
   ECI Telecommunications Ltd. ADR       103,000     3,141,500

Communications Services, NEC (1.01%)
   KPN Royal PTT Nederland                79,780     4,122,234

Computer & Office Equipment (0.63%)
   Canon, Inc.                            35,000       829,108
   Orbotech Ltd. ADR                      48,400(a)  1,748,450

                                                     2,577,558
Consumer Products (3.85%)
   Imasco Ltd.                           170,217     6,408,208
   Imperial Tobacco Group PLC            758,500     5,485,018
   Swedish Match Co.                   1,106,000     3,830,147

                                                    15,723,373
Crude Petroleum & Natural Gas (0.50%)
   Hardy Oil & Gas                       520,000     2,060,573

Deep Sea Foreign Transportation of
Freight (0.68%)
   Van Ommeren NV                         64,841     2,791,947

Department Stores (0.58%)
   Vendex International                   36,751     2,357,286

Drugs (5.20%)
   Elan Corp. PLC ADR                     75,000(a)  4,659,375
   Novartis AG                             4,423     7,312,986
   Pharmacia & Upjohn, Inc.              135,000     5,678,437
   Teva Pharmaceutical ADR                84,400     3,608,100

                                                    21,258,898
Electric Services (1.25%)
   Enersis SA ADR                        173,000     5,092,688

Electronic Components &
Accessories (0.96%)
   Amtek Engineering                     675,000       362,332
   Elec & Eltek International ADR        499,400     2,896,520
   Varitronix                            340,000       684,736

                                                     3,943,588
Electronic Distribution Equipment (2.03%)
   Phillips Electronics                   94,100     8,289,871

Engines & Turbines (1.75%)
   RHI AG                                 89,000     4,496,498
   Scapa Group PLC                       838,000     2,655,153

                                                     7,151,651
Farm & Garden Machinery (1.38%)
   New Holland NV                        231,000     5,659,500

Finance Services (0.44%)
   Takefuji Corporation                   34,000     1,788,390

Gas Production & Distribution (1.11%)
   OMV AG                                 30,600     4,541,034

General Industrial Machinery (0.88%)
   SKF AB `B' Free                       177,700     3,582,099

Holding Offices (0.33%)
   First Pacific Co., Ltd.             2,827,303     1,359,622

Hose, Belting, Gaskets & Packing (0.47%)
   Phoenix AG                             94,000     1,901,480

Industrial Inorganic Chemicals (0.88%)
   Kemira OY                             332,000(b)  3,595,391

Investment Offices (1.47%)
   AMVESCAP PLC                          527,400     5,991,919

Life Insurance (1.06%)
   QBE Insurance Group Ltd.              946,390     4,343,868

Meat Products (5.13%)
   Danisco AS                            120,000     7,540,353
   Orkla B Ordinary Shares                87,400     9,351,637
   Unilever NV                            57,000     4,056,690

                                                    20,948,680
Miscellaneous Chemical Products (1.00%)
   Hoechst AG                            101,000     4,069,274

Miscellaneous Converted Paper
Products (1.54%)
   Bunzl PLC                           1,285,000     6,305,908

Miscellaneous Food & Kindred
Products (2.57%)
   Bols Wessanen (Kon) CVA               278,000     4,389,081
   Greencore Group PLC                   991,000     6,130,724

                                                    10,519,805
Miscellaneous Non Durable Goods (2.98%)
   Desc S.A. Series B                    628,000     4,312,652
   Diageo PLC                            658,179     7,862,897

                                                    12,175,549
Miscellaneous Textile Goods (0.69%)
   Esprit Holdings Ltd.                7,082,000     2,811,387

Miscellaneous Transportation
Equipment (0.62%)
   Autoliv, Inc.                          86,000     2,553,125

Motor Vehicles and Equipment (1.59%)
   E.C.I.A. Equipment & Composants        20,000     6,288,051
   Hyundai Motor Co. Ltd. GDR             63,000(b)    206,325

                                                     6,494,376
Newspapers (0.83%)
   Publishing & Broadcasting Ltd.        710,000     3,393,096

Oil and Gas Field Services (1.53%)
   Eni Spa                               931,000     6,249,749

Paperboard Containers & Boxes (0.94%)
   Koninklijke KNP BT NV                 140,000     3,845,556

Petroleum Refining (5.23%)
   Repsol Petroleo SA                    155,400     8,513,532
   Sasol Ltd. ADR                        372,000     3,751,988
   YPF Sociedad Anonima ADR              261,000     9,102,375

                                                    21,367,895
Plastic Materials & Synthetics (1.08%)
   Astra AB                              222,466     4,427,004

Pulp Mills (2.70%)
   Lassila & Tikanoja Ltd. OY            164,000     5,117,394
   Upm-Kymmene OY                        196,980     5,911,476

                                                    11,028,870
Radio & Television Broadcasting (1.27%)
   Carlton Communications PLC            600,000     5,171,497

Security Brokers & Dealers (0.00%)
   Peregrine Investment Holdings       2,289,000         2,955
   Peregrine Investment - Warrants       127,000(a)        164

                                                         3,119
Soap, Cleaners, & Toilet Goods (2.92%)
   Benckiser NV Class B                   98,650(a)  5,756,374
   Reckitt & Colman PLC                  307,797     6,196,226

                                                    11,952,600
Special Industry Machinery (2.18%)
   Cookson Group                       1,981,200     8,894,243

Sugar & Confectionery Products (2.23%)
   Nestle                                  4,704     9,126,125

Telephone Communications (7.10%)
   Nokia Corp. Class A ADR               142,000     9,496,250
   Telecom Corp of New Zealand Ltd.    1,395,000     6,627,354
   Telecom Italia-DI                     724,200     3,817,279
   Telefonica De Espana SA               213,400     8,904,792
   Telefonica De Espana - Rights         213,400       165,215

                                                    29,010,890
Watches, Clocks, Watchcases &
Parts (0.60%)
   Tag Heuer International SA             23,200(a)  2,443,831

                            Total Common Stocks    379,598,312

Preferred Stock (0.69%)

Commercial Banks (0.69%)
   National Australia Bank ECU
      Convertible                        96,000      2,826,000

                                        Principal
                                         Amount         Value
Bond (0.59%)

Fire, Marine & Casualty
Insurance (0.59%)
   Alfa SA Convertible Subordinated
     Debentures; 8.00%; 9/15/00     $  2,010,000(b)$ 2,391,900

Commercial Paper (5.41%)

Business Credit Institutions (1.93%)
   General Electric Capital Corp.;
     5.53%; 5/1/98                     7,895,000     7,895,000

Personal Credit Institutions (3.48%)
   Beneficial Corp.;
     5.53%; 5/6/98                    14,230,000    14,219,071

                          Total Commercial Paper    22,114,071

            Total Portfolio Investments (99.58%)   406,930,283

Cash, receivables and other assets,
   net of liabilities (0.42%)                        1,732,586

                      Total Net Assets (100.00%)  $408,662,869

(a)  Non-Income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.


                       Principal International Fund, Inc.
                             Investments by Country

                                 Total          Percentage of
    Country                      Value           Total Value
   Argentina                 $ 9,102,375            2.24%
   Australia                  19,103,444            4.69
   Austria                    11,867,897            2.92
   Canada                     12,557,754            3.09
   Chile                       5,092,688            1.25
   Denmark                     7,540,353            1.85
   Finland                    24,120,511            5.93
   France                      6,288,051            1.55
   Germany                     5,970,754            1.47
   Hong Kong                   4,858,864            1.19
   Israel                      8,498,050            2.09
   Italy                      16,826,247            4.13
   Japan                       2,617,498            0.64
   Korea, Republic of            206,325            0.05
   Mexico                     12,937,014            3.18
   Netherlands                48,348,323           11.88
   New Zealand                 6,627,355            1.63
   Norway                     12,648,547            3.11
   Portugal                    5,517,014            1.36
   Singapore                   3,258,852            0.80
   South Africa                3,751,988            0.92
   Spain                      17,583,538            4.32
   Sweden                     24,307,491            5.97
   Switzerland                18,882,942            4.64
   United Kingdom             90,623,900           22.27
   United States              27,792,508            6.83

               Total        $406,930,283          100.00%

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.

                                         Shares
                                          Held          Value
Common Stocks (98.43%)

Advertising (4.30%)
   Industrial & Financial Systems         60,000(a)(b)$631,880
   United Group Ltd.                     150,000       355,981

                                                       987,861
Air Transportation, Scheduled (1.79%)
   Ryanair Holdings PLC ADR               10,700(a)    410,613

Airports, Flying Fields & Services (2.50%)
   Aeroporti Di Roma                      14,700(a)    205,739
   Virgin Express Holdings ADR            16,400(a)    369,000

                                                       574,739
Automotive Rentals, No Drivers (0.89%)
   Avis Europe PLC                        53,000       204,703

Cable & Other Pay TV Services (1.53%)
   Tri-Vision International Ltd.         200,000(a)    310,406
   Tri-Vision International  Ltd.
     Warrants                            167,000(a)     42,031

                                                       352,437
Central Reserve Depositories (1.04%)
   Union Bank of Norway                    6,900       238,694

Commercial Banks (1.39%)
   Banco Pastor SA                         2,800       318,735

Communications Equipment (0.99%)
   ASM Pacific                            94,000        72,811
   Research in Motion Ltd.                28,000(a)    155,623

                                                       228,434
Computer & Data Processing
Services (5.24%)
   Computershare Ltd.                     59,000       198,104
   Contextvision AB                        6,300(a)    118,261
   Intentia International AB               7,200(a)    242,363
   Merkantildata ASA                      24,000       302,491
   Prosolvia AB                           10,400(a)    240,554
   Tecnomatix Technologies Ltd. ADR        4,000(a)    101,500

                                                     1,203,273
Computer & Office Equipment (1.78%)
   Orbotech Ltd. ADR                      11,300(a)    408,213

Consumer Products   (0.46%)
   Rothmans Industries Ltd.               21,000       104,768

Crude Petroleum & Natural Gas (1.74%)
   Hardy Oil & Gas                        11,300        44,778
   Vermilion Resources                    58,100(a)    355,412

                                                       400,190
Deep Sea Foreign Transportation
Of Freight (0.19%)
   Van Ommeren NV                          1,000        43,058

Drugs (2.15%)
   Fabrica Espanola De Productos           3,900       227,733
   Fabrica Espanola De Productos Rights    3,900(a)     22,645
   Transgene SA ADR                       13,500(a)    243,000

                                                       493,378
Electric Services (1.09%)
   Vestas Wind Systems                     5,800(a)    250,030

Electrical Industrial Apparatus (1.46%)
   Doncasters PLC ADR                     10,900(a)    335,175

Electrical Work (0.77%)
   Internatio-Muller NV                    5,100       176,688

Electronic Components &
Accessories (1.70%)
   Elec & Eltek International ADR         37,700       218,660
   Galileo Technology ADR                  5,300(a)    170,925

                                                       389,585
Electronic Distribution  (4.01%)
   Asm Lithography Holding NV              2,500(a)    229,063
   Techtronic Industries Co.           1,447,000       429,651
   Vtech Holdings Ltd.                    75,000       263,360

                                                       922,074
Engines & Turbines (1.69%)
   RHI AG                                  7,700       389,023

Functions Closely Related to Banking (0.98%)
   Irish Permanent PLC                    16,800       225,419

Hose & Belting & Gaskets &
Packing (1.54%)
   Phoenix AG                             17,500       353,999

Hotels & Motels (2.71%)
   Choice Hotels Scandinavia             110,000(a)    353,979
   Melia Inversiones Americanas NV         5,400(a)    269,265

                                                       623,244
Investment Offices (0.76%)
   Tyndall Australia Ltd.                 99,000       171,047
   Tyndall Australia Ltd. Rights           9,900(a)      4,002

                                                       175,049
Life Insurance (1.90%)
   Scor SA                                 7,100       437,485

Meat Products (0.68%)
   Perkins Foods PLC                      71,360       156,898

Medical Instruments & Supplies (0.77%)
   Cochlear Ltd.                          40,000       176,034

Metalworking Machinery (0.87%)
   Mikron Holding AG                         800(a)    200,008

Miscellaneous Business Services (3.28%)
   Cipe France SA                          7,300       256,565
   Enator AB                              17,300       496,278

                                                       752,843
Miscellaneous Food & Kindred
Products (1.94%)
   Greencore Group PLC                    72,100       446,040

Miscellaneous Manufacturers (1.49%)
   Docdata NV                             11,300(a)    342,269

Miscellaneous Nondurable Goods (1.01%)
   Austria Tabakwerke AG                   3,700(a)    231,762

Miscellaneous Primary Metal
Products (1.58%)
   YBM Magnex International, Inc.         28,300(a)    364,043

Miscellaneous Textile Goods (0.18%)
   Esprit Holdings Ltd.                  105,000        41,683

Miscellaneous Transportation (1.51%)
   ASG AB Class B                         12,800       347,340

Motor Vehicles & Equipment (3.36%)
   E.C.I.A. Equipment & Composants         1,100       345,843
   Mayflower Corp. PLC                   106,000       425,357

                                                       771,200
Newspapers (1.42%)
   Newsquest PLC                          64,700(a)(b) 326,699

Nonclassifiable Establishments (0.59%)
   Bure Investment Aktiebolaget AB         8,700(b)    136,591

Nonresidential Building
Construction (1.84%)
   Algeco                                  4,100       422,416

Oil & Gas Field Services (5.46%)
   Cie Generale De Geophysique ADR        12,000(a)    345,000
   Cie Generale De Geophysique               800(a)    116,189
   Det Sondenfjelds-Norske Dampskibsselskab9,700(a)    240,612
   Hydralift Asa                          19,000(a)    244,567
   Petrolia Drilling ASA                  68,300(a)    309,536

                                                     1,255,904
Personnel Supply Services (2.67%)
   Dis Deutshcer Industries Service AG     3,100       184,843
   Unique International NV                13,500       429,618

                                                       614,461
Petroleum Refining (0.45%)
   Ocean Rig ASA                         106,000(a)    103,042

Pulp Mills (3.37%)
   Lassila & Tikanoja Ltd. OY             14,800       461,813
   Miquel Y Costas                         6,000       312,174

                                                       773,987
Radio & Television Broadcasting (0.30%)
   P4 Radio Hele Norge ASA                 6,000(a)     69,991

Real Estate Agents & Managers (1.12%)
   Tornet Fastighet                       17,000       258,114

Sanitary Services (1.40%)
   De Sammensluttede Vognmand AS           3,400       321,334

Search & Navigation Equipment (0.47%)
   Elbit Systems Ltd. ADR                  8,400       107,625

Security & Commodity Services (0.94%)
   Dundee Bancorp, Inc. Class A           10,800(a)    215,565

Security Brokers & Dealers (4.24%)
   Kempen & Co. NV                         6,500       461,640
   Van Der Moolen Holdings                 7,100       514,092

                                                       975,732
Services to Buildings (0.75%)
   Spotless Group Ltd.                    71,000       171,275

Special Industry Machinery (0.59%)
   Aixtron                                   350(a)    135,553

Telephone Communication (8.99%)
   Aapt Ltd.                              63,765(a)    137,192
   Colt Telecom Group PLC                 17,500(a)    377,454
   Energis PLC                            27,700(a)    305,675
   Esprit Telecom Group PLC  ADR          14,300(a)    227,012
   Global Telesystems Group, Inc. ADR      6,300(a)    296,100
   Metronet Communications Class B ADR    28,900(a)    722,500

                                                     2,065,933
Trusts (1.00%)
   Nursing Home Properties PLC            93,060       229,505

Women's & Children's
Undergarments (1.56%)
   CSP International SPA                  26,400(a)    359,062

                             Total Common Stocks    22,619,776

Preferred Stock (0.16%)

Meat Products (0.16%)
   Perkins Foods Class B                  22,300        36,354

Commercial Paper (4.13%)

Business Credit Institutions (4.13%)
   General Electric Capital Corp.;
     5.53%;  5/1/98                      950,000       950,000

           Total Portfolio Investments (102.72%)    23,606,130

Liabilities, Net of Cash, Receivables and
   Other Assets (-2.72%)                              (625,683)

                      Total Net Assets (100.00%)    22,980,447

(a)  Non-income  producing  security - No dividend  paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

                   Principal International SmallCap Fund, Inc.
                             Investments by Country

                                Total          Percentage of
    Country                      Value           Total Value
   Australia                  $1,213,635            5.14%
   Austria                       620,785            2.63
   Belgium                       369,000            1.56
   Canada                      2,165,580            9.17
   Czech Republic                296,100            1.25
   Denmark                       571,364            2.42
   Finland                       461,814            1.96
   France                      2,166,498            9.18
   Germany                       674,395            2.86
   Hong Kong                     807,505            3.42
   Ireland                       410,613            1.74
   Israel                        788,263            3.34
   Italy                         564,801            2.39
   Netherlands                 2,196,428            9.30
   Norway                      1,981,174            8.39
   Singapore                     323,428            1.37
   Spain                       1,150,553            4.87
   Sweden                      2,353,119            9.98
   Switzerland                   200,008            0.85
   United Kingdom              3,341,067           14.16
   United States                 950,000            4.02

              Total          $23,606,130          100.00%

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING GROWTH FUND, INC.
Class A shares                                              1998*     1997(a)
-------------------------------------------------------     ----      ----
Net Asset Value, Beginning of Period...................    $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.01)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    .56       (1.21)

                       Total from Investment Operations      .55       (1.22)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       -             -
   Distributions from Capital Gains....................       -             -

                      Total Dividends and Distributions       -             -

Net Asset Value, End of Period.........................    $8.84        $8.29

Total Return(b)........................................    6.63%(c)  (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $8,051       $5,039
   Ratio of Expenses to Average Net Assets.............    2.83%(d)     2.03%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................   (.36)%(d)    (.32)%(d)
   Portfolio Turnover Rate.............................    48.9%(d)     21.4%(d)
   Average Commission Rate(e)..........................   $.0013       $.0050


PRINCIPAL INTERNATIONAL EMERGING GROWTH FUND, INC.
Class B shares                                              1998*        1997(a)
-------------------------------------------------------     ----         ----
Net Asset Value, Beginning of Period...................    $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    .58       (1.22)

                       Total from Investment Operations      .56       (1.23)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        -            -
   Distributions from Capital Gains....................        -            -

                      Total Dividends and Distributions        -            -

Net Asset Value, End of Period.........................    $8.84        $8.28

Total Return(b)........................................    6.76%(c)   10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $3,928       $3,116
   Ratio of Expenses to Average Net Assets.............    2.97%(d)     2.16%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................   (.55)%(d)    (.46)%(d)
   Portfolio Turnover Rate.............................    48.9%(d)     21.4%(d)
   Average Commission Rate(e)..........................   $.0013       $.0050


PRINCIPAL INTERNATIONAL EMERGING GROWTH FUND, INC.
Class R shares                                              1998*        1997(a)
-------------------------------------------------------     ----         ----
Net Asset Value, Beginning of Period...................    $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    .58       (1.22)

                       Total from Investment Operations      .56       (1.23)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        -            -

   Distributions from Capital Gains....................        -            -

                      Total Dividends and Distributions        -            -

Net Asset Value, End of Period.........................    $8.84        $8.28

Total Return(b)........................................    6.76%(c)  (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $2,811       $2,510
   Ratio of Expenses to Average Net Assets.............    3.01%(d)     2.20%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................   (.60)%(d)    (.51)%(d)
   Portfolio Turnover Rate.............................    48.9%(d)     21.4%(d)
   Average Commission Rate(e)..........................   $.0013       $.0050

*  Six Months Ended April 30, 1998.

See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
-------------------------------------------------------        ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................     $  9.33        $8.14        $7.28        $7.44       $6.85        $5.02
Income from Investment Operations:
   Net Investment Income...............................         .06          .09          .10          .08         .01          .03
   Net Realized and Unrealized Gain (Loss) on Investments      1.59         1.52         1.17         (.02)        .64         1.98

                       Total from Investment Operations        1.65         1.61         1.27          .06         .65         2.01

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.11)        (.08)        (.03)       (.02)        (.05)
   Distributions from Capital Gains....................       (.20)        (.31)        (.33)        (.19)       (.04)        (.13)

                      Total Dividends and Distributions       (.30)        (.42)        (.41)        (.22)       (.06)        (.18)

Net Asset Value, End of Period.........................      $10.68        $9.33        $8.14        $7.28       $7.44        $6.85

Total Return(b)........................................      18.32%(c)    20.46%        18.36%       1.03%        9.60%       41.39%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $345,800     $281,158     $172,276     $126,554    $115,812      $63,718
   Ratio of Expenses to Average Net Assets.............       1.28%(d)     1.39%        1.45%        1.63%       1.74%        1.61%
   Ratio of Net Investment Income to Average Net Assets       1.49%(d)     1.25%        1.43%        1.10%        .10%         .59%
   Portfolio Turnover Rate.............................       26.9%(d)     26.6%        23.8%        35.4%       13.2%        19.5%
   Average Commission Rate(e)..........................      $.0249       $.0174       $.0147         N/A          N/A          N/A

PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class B shares                                                 1998*        1997         1996         1995(g)
-------------------------------------------------------        ----         ----         ----         ----
Net Asset Value, Beginning of Period...................     $  9.26        $8.07        $7.24        $6.71
Income from Investment Operations:
   Net Investment Income...............................         .03          .03          .03          .05
   Net Realized and Unrealized Gain (Loss) on Investments      1.58         1.51         1.15          .51

                       Total from Investment Operations        1.61         1.54         1.18          .56

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.03)        (.04)        (.02)        (.03)
   Distributions from Capital Gains....................       (.20)        (.31)        (.33)            -

                      Total Dividends and Distributions       (.23)        (.35)        (.35)        (.03)

Net Asset Value, End of Period.........................      $10.64        $9.26        $8.07        $7.24

Total Return(b)........................................      17.89%(c)    19.62%       17.16%        9.77%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $44,890      $33,842      $15,745       $3,908
   Ratio of Expenses to Average Net Assets.............       2.00%(d)     2.17%        2.28%        2.19%(d)
   Ratio of Net Investment Income to Average Net Assets        .77%(d)      .42%         .64%         .58%(d)
   Portfolio Turnover Rate.............................       26.9%(d)     26.6%        23.8%        35.4%(d)
   Average Commission Rate(e)..........................      $.0249       $.0174       $.0197          N/A

PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class R shares                                                 1998*        1997         1996(h)
-------------------------------------------------------        ----         ----         ----
Net Asset Value, Beginning of Period...................     $  9.27      $  8.12       $ 7.48
Income from Investment Operations:
   Net Investment Income...............................         .04          .07          .01
   Net Realized and Unrealized Gain (Loss) on Investments      1.57         1.47          .63

                       Total from Investment Operations        1.61         1.54          .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.04)        (.08)            -
   Distributions from Capital Gains....................       (.20)        (.31)            -

                      Total Dividends and Distributions       (.24)        (.39)            -

Net Asset Value, End of Period.........................      $10.64        $9.27        $8.12

Total Return(b)........................................      17.86%(c)    19.65%        9.29%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,973      $11,773       $1,057
   Ratio of Expenses to Average Net Assets.............       1.92%(d)     2.10%        1.59%(d)
   Ratio of Net Investment Income to Average Net Assets        .87%(d)      .44%         .78%(d)
   Portfolio Turnover Rate.............................       26.9%(d)     26.6%        23.8%(d)
   Average Commission Rate(e)..........................      $.0249       $.0174       $.0197

*  Six Months Ended April 30, 1998.

See accompanying notes.

(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                              1998*        1997(a)
-------------------------------------------------------     ----         ----
Net Asset Value, Beginning of Period...................  $  9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments  2.56         (.07)

                       Total from Investment Operations     2.54        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        -            -
   Distributions from Capital Gains....................        -            -

                      Total Dividends and Distributions        -            -

Net Asset Value, End of Period.........................      $12.50     $9.96

Total Return(b)........................................   25.50%(c)    (.50)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $11,954       $6,210
   Ratio of Expenses to Average Net Assets.............    2.41%(d)     1.99%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................   (.42)%(d)    (.40)%(d)
   Portfolio Turnover Rate.............................   103.0%(d)     10.4%(d)
   Average Commission Rate(e)..........................   $.0166       $.0104


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                              1998*        1997(a)
-------------------------------------------------------     ----         ----
Net Asset Value, Beginning of Period...................  $  9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.03)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments   2.56        (.07)

                       Total from Investment Operations     2.53        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        -            -
   Distributions from Capital Gains....................        -            -

                      Total Dividends and Distributions        -            -

Net Asset Value, End of Period.........................   $12.49        $9.96

Total Return(b)........................................   25.40%(c)    (.50)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $7,030       $4,774
   Ratio of Expenses to Average Net Assets.............    2.62%(d)     2.07%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................   (.68)%(d)    (.47)%(d)
   Portfolio Turnover Rate.............................   103.0%(d)     10.4%(d)
   Average Commission Rate(e)..........................   $.0166       $.0104


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                              1998*        1997(a)
-------------------------------------------------------     ----         ----
Net Asset Value, Beginning of Period...................  $  9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.02)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments   2.57        (.07)

                       Total from Investment Operations     2.55        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        -            -
   Distributions from Capital Gains....................        -            -

                      Total Dividends and Distributions        -            -

Net Asset Value, End of Period.........................   $12.51        $9.96

Total Return(b)........................................   25.60%(c) (.50)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $3,996       $3,004
   Ratio of Expenses to Average Net Assets.............    2.34%(d)     2.15%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................   (.44)%(d)    (.54)%(d)
   Portfolio Turnover Rate.............................   103.0%(d)     10.4%(d)
   Average Commission Rate(e)..........................   $.0166       $.0104

*  Six Months Ended April 30, 1998.

See accompanying notes.

Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A and Class B shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Mutual Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A, Class B and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                        Per Share      Per Share
                                                     Net Investment   Unrealized
                                                          Income      Gain(Loss)

Principal International Emerging Markets Fund, Inc.:
         Class A                                          $.01          $(.50)
         Class B                                           .01           (.50)
         Class R                                           .01           (.50)

Principal International SmallCap Fund, Inc.:
         Class A                                           .01            .03
         Class B                                           .01            .03
         Class R                                           .01            .03

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) The International Growth Funds identified the cost of commissions paid on purchases and sales of portfolio securities charged to each fund in the local currency of the respective country involved. The value of the commissions is translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the International Growth Funds average commission rates are substantially different from the Domestic Growth Funds.

(f) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal International Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.

April 30, 1998


STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    Investment in securities -- at cost..............................            $150,597,737                   $270,784,262
                                                                                 ============                   ============

    Assets
    Investment in securities -- at value (Note 4)....................            $158,223,182                   $277,808,690
    Cash ............................................................                   2,000                          2,286
    Receivables
       Interest......................................................               2,860,666                      1,523,079
       Investment securities sold....................................                 --                            --
       Capital Stock sold............................................                 592,581                        532,902
    Other assets.....................................................                   4,648                         19,278
                                                                                 ------------                   ------------
                                                         Total Assets             161,683,077                    279,886,235
    Liabilities
    Accrued expenses.................................................                  29,575                        118,285
    Payables:
       Investment securities purchased...............................                 --                           6,057,656
       Capital Stock reacquired......................................                  58,228                        361,509
                                                                                 ------------                   ------------

                                                    Total Liabilities                  87,803                      6,537,450
                                                                                 ------------                   ------------

    Net Assets Applicable to Outstanding Shares......................            $161,595,274                   $273,348,785
                                                                                 ============                   ============


    Net Assets Consist of:
    Capital Stock....................................................            $    140,636                   $    237,303
    Additional paid-in capital.......................................             153,142,663                    267,757,367
    Accumulated undistributed net investment
       income (operating loss).......................................                  74,403                        346,965
    Accumulated net realized gain (loss) on investment transactions .                 612,127                     (2,017,278)
    Net unrealized appreciation (depreciation) of investments........               7,625,445                      7,024,428
                                                                                 ------------                   ------------

                                                     Total Net Assets            $161,595,274                   $273,348,785
                                                                                 ============                   ============


    Capital Stock (par value: $.01 a share):
    Shares authorized................................................             100,000,000                    100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................            $134,475,782                   $247,721,889
             Shares issued and outstanding...........................              11,702,965                     21,499,087
             Net asset value per share...............................                  $11.49                         $11.52
             Maximum offering price per share(a)   ..................                  $12.06                         $12.09
                                                                                       ======                         ======

    Class B: Net Assets .............................................             $17,694,328                    $19,259,139
             Shares issued and outstanding...........................               1,540,981                      1,674,603
             Net asset value per share(b)............................                  $11.48                         $11.50
                                                                                       ======                         ======

    Class R: Net Assets..............................................              $9,425,164                     $6,367,757
             Shares issued and outstanding...........................                 819,684                        556,605
             Net asset value per share...............................                  $11.50                         $11.44
                                                                                       ======                         ======



    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% of net asset value with respect to Principal Limited Term Bond Fund, Inc.)
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See accompanying notes.

April 30, 1998


STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                                 Principal         Principal           Principal
                                                                                 High Yield    Limited Term Bond    Tax-Exempt Bond
INCOME FUNDS                                                                     Fund, Inc.       Fund, Inc.          Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    Investment in securities -- at cost..............................           $47,744,730       $26,454,330        $190,513,703
                                                                                ===========       ===========        ============

    Assets
    Investment in securities -- at value (Note 4)....................           $47,961,002       $26,377,050        $202,660,642
    Cash ............................................................                 2,015             2,001             249,592
    Receivables
       Interest......................................................             1,080,606           354,357           3,792,332
       Investment securities sold....................................               --                 17,726             --
       Capital Stock sold............................................               165,118            23,393             371,177
    Other assets.....................................................                24,620            27,704               9,205
                                                                                -----------       -----------        ------------
                                                         Total Assets            49,233,361        26,802,231         207,082,948
    Liabilities
    Accrued expenses.................................................               --                --                   59,681
    Payables:
       Investment securities purchased...............................               --                --                 --
       Capital Stock reacquired......................................                28,683             5,500             182,376
                                                                                -----------       -----------        ------------

                                                    Total Liabilities                28,683             5,500             242,057
                                                                                -----------       -----------        ------------

    Net Assets Applicable to Outstanding Shares......................           $49,204,678       $26,796,731        $206,840,891
                                                                                ===========       ===========        ============


    Net Assets Consist of:
    Capital Stock....................................................               $57,955        $   27,232        $    166,410
    Additional paid-in capital.......................................            50,183,282        26,896,743         194,564,656
    Accumulated undistributed net investment
       income (operating loss).......................................                   363            (8,873)            112,365
    Accumulated net realized gain (loss) on investment transactions .            (1,253,194)          (41,092)           (149,479)
    Net unrealized appreciation (depreciation) of investments........               216,272           (77,279)         12,146,939
                                                                                -----------       -----------        ------------

                                                     Total Net Assets           $49,204,678       $26,796,731        $206,840,891



    Capital Stock (par value: $.01 a share):
    Shares authorized................................................           100,000,000       100,000,000         100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................           $37,588,811       $24,125,187        $196,934,050
             Shares issued and outstanding...........................             4,419,192         2,451,798          15,844,330
             Net asset value per share...............................                 $8.51             $9.84              $12.43
             Maximum offering price per share(a)   ..................                 $8.93             $9.99              $13.05
                                                                                      =====            ======              ======

    Class B: Net Assets .............................................           $ 8,697,040          $928,262          $9,906,841
             Shares issued and outstanding...........................             1,027,881            94,017             796,614
             Net asset value per share(b)............................                 $8.46             $9.87              $12.44
                                                                                      =====            ======              ======

    Class R: Net Assets..............................................           $ 2,918,827        $1,743,282                 N/A
             Shares issued and outstanding...........................               348,377           177,406                 N/A
             Net asset value per share...............................                 $8.38             $9.83                 N/A
                                                                                      =====            ======              ======



    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Principal Limited Term Bond Fund, Inc.) of the offering price or 4.99% of the net asset value (1.52% of net asset value with respect to Principal Limited Term Bond Fund, Inc.)
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See accompanying notes.

Six Months Ended April 30, 1998

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    Net Investment Income
    Interest income....................................................           $5,530,806                     $9,292,568

    Expenses:
       Management and investment advisory fees (Note 3)................              366,980                        605,517
       Distribution and shareholder servicing fees (Notes 1 and 3).....              242,790                        344,302
       Transfer and administrative services (Notes 1 and 3)............              187,588                        228,586
       Registration fees (Note 1)......................................               26,853                         22,965
       Custodian fees .................................................                1,544                          6,560
       Auditing and legal fees ........................................                3,607                          2,940
       Directors' fees ................................................                3,594                          3,589
       Other ..........................................................                5,969                         11,129
                                                                                  ----------                     ----------
                                                  Total Gross Expenses               838,925                      1,225,588
       Less:  Management and in
          advisory fees waived.........................................               50,288                         --
                                                                                  ----------                     ----------

                                                    Total Net Expenses               788,637                      1,225,588
                                                                                  ----------                     ----------

                                                 Net Investment Income             4,742,169                      8,066,980

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............              685,154                        233,520
    Change in unrealized appreciation/depreciation
       of investments .................................................              (48,907)                       142,467
                                                                                  ----------                     ----------

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments               636,247                        375,987
                                                                                  ----------                     ----------

                                            Net Increase in Net Assets
                                             Resulting from Operations            $5,378,416                     $8,442,967
                                                                                  ==========                     ==========

     See accompanying notes.

Six Months Ended April 30, 1998

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                 Principal         Principal            Principal
                                                                                 High Yield    Limited Term Bond     Tax-Exempt Bond
INCOME FUNDS                                                                     Fund, Inc.       Fund, Inc.           Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    Net Investment Income
    Interest income....................................................         $2,170,647          $824,350            $5,797,148

    Expenses:
       Management and investment advisory fees (Note 3)................            142,513            60,671               474,612
       Distribution and shareholder servicing fees (Notes 1 and 3).....             91,953            22,644               252,993
       Transfer and administrative services (Notes 1 and 3)............             73,623            37,537                85,255
       Registration fees (Note 1)......................................             23,556            19,049                23,659
       Custodian fees .................................................              1,567               945                 1,448
       Auditing and legal fees ........................................              2,783             2,409                 4,019
       Directors' fees ................................................              3,589             3,600                 3,590
       Other ..........................................................              2,257             3,458                 9,432
                                                                                ----------          --------            ----------
                                                  Total Gross Expenses             341,841           150,313               855,008
       Less:  Management and investment
          advisory fees waived.........................................             --                36,101               --
                                                                                ----------          --------            ----------

                                                    Total Net Expenses             341,841           114,212               855,008
                                                                                ----------          --------            ----------

                                                 Net Investment Income           1,828,806           710,138             4,942,140

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............            723,144            (6,714)              684,609
    Change in unrealized appreciation/depreciation
       of investments .................................................           (773,752)          (65,866)              122,023
                                                                                ----------          --------            ----------

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments             (50,608)          (72,580)              806,632
                                                                                ----------          --------            ----------

                                            Net Increase in Net Assets
                                             Resulting from Operations          $1,778,198          $637,558            $5,748,772
                                                                                ==========          ========            ==========
     See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                   Principal                Principal Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Six Months       Year          Six Months       Year
                                                                              Ended         Ended            Ended         Ended
                                                                            April 30,    October 31,       April 30,    October 31,
                                                                              1998          1997             1998         1997

    Operations
    Net investment income............................................     $  4,742,169  $  8,629,236     $  8,066,980  $ 16,566,061
    Net realized gain (loss) from investment transactions............          685,154       921,121          233,520      (776,007)
    Change in unrealized appreciation/depreciation
       of investments................................................          (48,907)    3,176,634          142,467     7,674,729
                                                                          ------------  ------------     ------------  ------------
                                          Net Increase in Net Assets
                                           Resulting from Operations         5,378,416    12,726,991        8,442,967    23,464,783

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................       (4,094,888)   (8,447,557)      (7,553,796)  (16,727,976)
       Class B.......................................................         (428,273)     (648,042)        (472,536)     (797,919)
       Class R.......................................................         (213,168)     (193,972)        (141,455)     (127,873)
                                                                          ------------  ------------     ------------  ------------
                                   Total Dividends and Distributions        (4,736,329)   (9,289,571)      (8,167,787)  (17,653,768)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................       18,773,942    27,360,904       17,657,565    31,378,780
       Class B.......................................................        4,901,453     6,449,151        4,629,443     6,564,032
       Class R.......................................................        4,358,041     6,016,081        2,521,987     3,952,066
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................        3,009,793     5,936,473        6,070,302    13,338,406
       Class B.......................................................          356,194       523,092          386,755       644,830
       Class R.......................................................          212,502       193,561          140,835       127,615
    Shares redeemed:
       Class A.......................................................      (14,292,882)  (23,209,507)     (26,115,368)  (59,260,515)
       Class B.......................................................       (1,021,180)   (1,891,456)      (1,182,977)   (3,726,468)
       Class R.......................................................       (1,150,678)     (948,686)        (449,825)     (510,669)
                                                                          ------------  ------------     ------------  ------------
                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions        15,147,185    20,429,613        3,658,717    (7,491,923)
                                                                          ------------  ------------     ------------  ------------
                                           Total Increase (Decrease)        15,789,272    23,867,033        3,933,897    (1,680,908)

    Net Assets
    Beginning of period..............................................      145,806,002   121,938,969      269,414,888   271,095,796
                                                                          ------------  ------------     ------------  ------------
    End of period [including undistributed net investment
       income (operating loss) as set forth below]...................     $161,595,274  $145,806,002     $273,348,785  $269,414,888
                                                                          ============  ============     ============  ============


    Undistributed Net Investment Income (Operating Loss).............     $     74,403  $     68,563     $    346,965  $    447,772
                                                                          ============  ============     ============  ============

     See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                      Principal                    Principal
                                                                                      High Yield               Limited Term Bond
INCOME FUNDS                                                                          Fund, Inc.                  Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Six Months      Year         Six Months       Year
                                                                                 Ended        Ended           Ended         Ended
                                                                               April 30,    October 31,     April 30,    October 31,
                                                                                 1998         1997            1998          1997

    Operations
    Net investment income............................................        $ 1,828,806   $ 3,025,285    $   710,138   $ 1,200,046
    Net realized gain (loss) from investment transactions............            723,144     1,000,035         (6,714)      (30,744)
    Change in unrealized appreciation/depreciation
       of investments................................................           (773,752)      221,232        (65,866)       99,272
                                                                             -----------   -----------    -----------   -----------
                                          Net Increase in Net Assets
                                           Resulting from Operations           1,778,198     4,246,552        637,558     1,268,574

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................         (1,494,049)   (2,851,339)      (690,478)   (1,227,443)
       Class B.......................................................           (274,169)     (305,236)       (20,884)      (14,695)
       Class R.......................................................            (93,943)      (76,561)       (33,304)      (27,342)
                                                                             -----------   -----------    -----------   -----------
                                   Total Dividends and Distributions          (1,862,161)   (3,233,136)      (744,666)   (1,269,480)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................          6,272,524    12,193,322      6,090,291     6,544,078
       Class B.......................................................          2,740,079     4,993,786        483,402       580,621
       Class R.......................................................          1,237,687     1,904,286      1,221,625       847,672
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................            757,821     1,195,770        655,262     1,161,005
       Class B.......................................................            201,688       195,332         15,407         8,758
       Class R.......................................................             93,720        76,523         33,302        27,342
    Shares redeemed:
       Class A.......................................................         (7,626,431)   (4,508,255)    (3,090,355)   (4,380,863)
       Class B.......................................................           (784,778)     (825,099)      (192,736)      (78,682)
       Class R.......................................................           (362,593)     (149,618)      (110,087)     (355,461)
                                                                             -----------   -----------    -----------   -----------
                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions           2,529,717    15,076,047      5,106,111     4,354,470
                                                                             -----------   -----------    -----------   -----------
                                           Total Increase (Decrease)           2,445,754    16,089,463      4,999,003     4,353,564

    Net Assets
    Beginning of period..............................................         46,758,924    30,669,461     21,797,728    17,444,164
                                                                             -----------   -----------    -----------   -----------
    End of period [including undistributed net investment
       income (operating loss) as set forth below]...................        $49,204,678   $46,758,924    $26,796,731   $21,797,728
                                                                             ===========   ===========    ===========   ===========


    Undistributed Net Investment Income (Operating Loss).............        $       363   $    33,718    $    (8,873)  $    25,655
                                                                             ===========   ===========    ===========   ===========

     See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Principal
                                                                                 Tax-Exempt Bond
INCOME FUNDS                                                                       Fund, Inc.
---------------------------------------------------------------------------------------------------------
                                                                            Six Months       Year
                                                                               Ended         Ended
                                                                             April 30,    October 31,
                                                                               1998          1997

    Operations
    Net investment income............................................      $  4,942,140  $ 10,171,880
    Net realized gain (loss) from investment transactions............           684,609       818,662
    Change in unrealized appreciation/depreciation
       of investments................................................           122,023     5,658,545
                                                                           ------------  ------------
                                          Net Increase in Net Assets
                                           Resulting from Operations          5,748,772    16,649,087

    Dividends and Distributions to Shareholders
    from Net Investment Income:
       Class A.......................................................        (4,838,895)  (10,615,003)
       Class B.......................................................          (182,481)     (312,381)
       Class R.......................................................           N/A           N/A
                                                                           ------------  ------------
                                   Total Dividends and Distributions         (5,021,376)  (10,927,384)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        13,744,065    24,107,825
       Class B.......................................................         2,453,240     2,704,384
       Class R.......................................................           N/A           N/A
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................         3,264,714     7,156,854
       Class B.......................................................           136,733       214,928
       Class R.......................................................           N/A           N/A
    Shares redeemed:
       Class A.......................................................       (13,785,909)  (30,946,309)
       Class B.......................................................          (488,703)   (1,143,685)
       Class R.......................................................           N/A           N/A
                                                                           ------------  ------------
                          Net Increase (Decrease) in Net Assets from
                                          Capital Share Transactions          5,324,140     2,093,997

                                           Total Increase (Decrease)          6,051,536     7,815,700

    Net Assets
    Beginning of period..............................................       200,789,355   192,973,655
                                                                           ------------  ------------
    End of period [including undistributed net investment
       income (operating loss) as set forth below]...................      $206,840,891  $200,789,355
                                                                           ============  ============


    Undistributed Net Investment Income (Operating Loss).............      $    112,365  $    191,601
                                                                           ============  ============

     See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
(unaudited)



  Principal Bond Fund, Inc.               Principal Limited Term Bond Fund, Inc.
  Principal Government Securities         Principal Tax-Exempt Bond Fund, Inc.
    Income Fund, Inc.
  Principal High Yield Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Bond Fund, Inc., Principal Government Securities Income Fund, Inc., Principal High Yield Fund, Inc., Principal Limited Term Bond Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                 Former Fund Name                                        New Fund Name
                 ----------------                                        -------------
     Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
     Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
     Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
     Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
     Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Income Funds' respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses) and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1998, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                       Distribution and               Transfer and
                                                  Shareholder Servicing Fees     Administrative Services       Registration Fees
                                                  --------------------------   -------------------------   -------------------------
                                                  Class A  Class B   Class R   Class A  Class B  Class R   Class A  Class B  Class R
                                                  -------- --------  -------   -------- -------  -------   -------  -------  -------
Principal Bond Fund, Inc.                         $148,641  $65,551  $28,598    $46,492 $ 8,146   $3,733   $ 6,449  $4,236   $4,222
Principal Government Securities Income Fund, Inc.  251,583   73,412   19,307     77,981   6,968    2,053     5,239   4,802    4,024
Principal High Yield Fund, Inc.                     46,720   35,906    9,327     11,877   3,065    1,458     5,412   4,528    3,730
Principal Limited Term Bond Fund, Inc.              16,752    1,868    4,024      2,065     338      552     4,483   3,010    3,385
Principal Tax-Exempt Bond Fund, Inc.               223,888   29,105      N/A     26,758   1,404      N/A    10,266   4,940      N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Interest income is recognized on an accrual basis.

The Income Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Income Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (formerly known as Princor Management Corporation) (the "Manager"). These balances may be invested in one or more short-term instruments.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended October 31, 1997 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                                                Net Asset Value of Funds
                                                                                      (in millions)
                                                      ----------------------------------------------------------------------------
                                                      First             Next             Next              Next              Over
                                                      $100              $100             $100              $100              $400
                                                      -----             -----            -----             -----             ----
   Principal Bond Fund, Inc.                          0.50%             0.45%            0.40%             0.35%             0.30%
   Principal Government Securities Income Fund, Inc.  0.50              0.45             0.40              0.35              0.30
   Principal High Yield Fund, Inc.                    0.60              0.55             0.50              0.45              0.40
   Principal Limited Term Bond Fund, Inc.             0.50              0.45             0.40              0.35              0.30
   Principal Tax-Exempt Bond Fund, Inc.               0.50              0.45             0.40              0.35              0.30

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager voluntarily waives a portion of its fee for some of the Income Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below those shown, are as follows:

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

                                                                        Amount
                                                                        Waived
                                                    -----------------------------------------------
                                                    Six Months Ended                  Year Ended                 Expense
                                                     April 30, 1998                October 31, 1997               Limit
                                                    ----------------               ----------------              -------
   Principal Bond Fund, Inc.
     Class A                                             $37,310                        $41,526                    0.95%
     Class B                                               5,634                          8,982                    1.70
     Class R                                               7,344                         10,427                    1.45
   Principal Limited Term Bond Fund, Inc.
     Class A                                              27,369                         46,271                    0.90
     Class B                                               4,050                          6,528                    1.25
     Class R                                               4,862                          6,831                    1.50

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the Funds through October 31, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares begin at .75%, and for Class B shares at 4.00% (.25% and 1.25% for Principal Limited Term Bond Fund, Inc., respectively), of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Principal Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the six months ended April 30, 1998 were as follows:

                                                           Class A      Class B
                                                          --------      --------
   Principal Bond Fund, Inc.                              $410,029      $15,054
   Principal Government Securities Income Fund, Inc.       371,558       19,493
   Principal High Yield Fund, Inc.                         171,654       12,100
   Principal Limited Term Bond Fund, Inc.                   40,957        1,028
   Principal Tax-Exempt Bond Fund, Inc.                    322,626        8,564

No brokerage commissions were paid by the Income Funds to affiliated broker dealers during the periods.

The Income Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to .25% (.15% for the Principal Limited Term Bond Fund, Inc.) of the average daily net assets attributable to Class A shares of each fund. Each of the Income Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund (.50% for the Principal Limited Term Bond Fund, Inc.). Each of the Income Funds, with the exception of Principal Tax-Exempt Bond Fund, Inc., adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Income Funds.

At April 30, 1998, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Income Funds as follows:

                                                      Class A   Class B  Class R
                                                     ---------  -------  -------
   Principal Bond Fund, Inc.                           178,252    121       102
   Principal Government Securities Income Fund, Inc.    94,035    119       101
   Principal High Yield Fund, Inc.                     589,893    168     4,877
   Principal Limited Term Bond Fund, Inc.            1,090,055    114     4,616
   Principal Tax-Exempt Bond Fund, Inc.                 92,517    110      N/A

Note 4 -- Investment Transactions

For the six months ended April 30, 1998, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                                 Purchases             Sales
                                                -----------        -----------
   Principal Bond Fund, Inc.                    $28,807,395        $ 2,087,318
   Principal High Yield Fund, Inc.               16,071,310         13,011,842
   Principal Limited Term Bond Fund, Inc.         6,386,987          1,183,958
   Principal Tax-Exempt Bond Fund, Inc.          12,724,932          9,945,376

At April 30, 1998, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                                                                              Net Unrealized
                                                                  Gross Unrealized                      Appreciation (Depreciation)
                                                        ------------------------------------
                                                        Appreciation          (Depreciation)                  of Investments
                                                        ------------          --------------            ---------------------------
   Principal Bond Fund, Inc.                             $ 8,404,752            $ (779,307)                    $ 7,625,445
   Principal Government Securities Income Fund, Inc.       7,438,608              (414,180)                      7,024,428
   Principal High Yield Fund, Inc.                         1,341,921            (1,125,649)                        216,272
   Principal Limited Term Bond Fund, Inc.                    163,315              (240,594)                        (77,279)
   Principal Tax-Exempt Bond Fund, Inc.                   12,298,583              (151,644)                     12,146,939

The Income Funds may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of April 30, 1998, Principal Government Securities Income Fund, Inc. had TBA purchase commitments involving securities with a face amount of $6,000,000, cost of $6,057,656 and market value of $6,069,378. The fund has set aside investment securities and other assets in excess of the commitments to serve as collateral.

At April 30, 1998, the Income Funds held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                                       Value at      Value as a
                                                                             Date of                   April 30,    Percentage of
                                              Security Description         Acquisition      Cost         1998        Net Assets
                                         -------------------------------   -----------  ----------    ----------    -------------
  Principal Bond Fund, Inc.              John Hancock Mutual Life
                                           Insurance Co. Surplus Notes        1/8/97    $2,396,100    $2,626,218        1.63%
                                         R&B Falcon Senior Notes              4/8/98       496,980       493,821         .31

                                                                                                       3,120,039        1.94

  Principal High Yield Fund, Inc.        Ameristeel Corp. Senior Notes       3/31/98       300,000       301,875         .60
                                         Chesapeake Energy Corp. Senior      4/17/98       350,000       352,188         .72
                                           Notes, Series A                   4/20/98     1,168,688     1,157,187        2.35
                                         Foodmaker, Inc. Senior
                                           Subordinated Notes                 4/8/98       898,488       893,250        1.82
                                         Glencore Nickel Priority Ltd.       2/18/98       792,000       786,000        1.60
                                           Senior Secured Notes              4/21/98       693,000       687,750        1.40
                                         Level 3 Communications, Inc.        4/23/98       903,375       886,500        1.80
                                           Senior Notes                      4/23/98       398,316       394,000         .80
                                         Mastec, Inc. Senior
                                           Subordinated Notes                1/30/98       798,896       784,000        1.59
                                         Trico Marine Services Senior
                                           Notes, Series E                  12/18/97       802,000       800,000        1.63
                                                                                                      ----------       ------
                                                                                                       7,042,750       14.31

Note 4 -- Investment Transactions (Continued)


                                                                                                       Value at      Value as a
                                                                             Date of                   April 30,    Percentage of
                                              Security Description         Acquisition      Cost         1998        Net Assets
                                         -------------------------------   -----------  ----------    ----------    -------------

  Principal Limited Term Bond Fund, Inc. B.A.T. Capital Corp.
                                           Medium-Term Notes                 7/24/96      $583,584    $  598,267        2.23%
                                         Orix Credit Alliance, Inc.
                                           Medium-Term Notes                 11/8/96       850,000       852,791        3.18
                                                                                                      ----------        -----
                                                                                                       1,451,058        5.41
  Principal Tax-Exempt Bond Fund, Inc.   Eddyville, Iowa, IDR Ref. Bonds,
                                           Cargill Inc. Project              1/11/95       859,910     1,035,000         .50

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                  Principal                Principal                 Principal
                                                                    Bond             Government Securities          High Yield
                                                                 Fund, Inc.            Income Fund, Inc.            Fund, Inc.
                                                                -----------          ---------------------          ----------
  Six Months Ended April 30, 1998:
  Shares sold:
    Class A   .........................................          1,626,747                 1,532,768                  734,364
    Class B   .........................................            425,221                   401,631                  322,386
    Class R............................................            378,034                   220,122                  146,816
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................            261,239                   526,934                   88,875
    Class B ...........................................             30,926                    33,609                   23,773
    Class R...........................................             18,433                    12,309                   11,152
  Shares redeemed:
    Class A   .........................................         (1,239,685)               (2,262,329)                (891,961)
    Class B   .........................................            (88,497)                 (102,585)                 (92,369)
    Class R............................................            (99,683)                  (39,236)                 (43,035)
                                                                 ---------                 ---------                  -------
                                           Net Increase          1,312,735                   323,223                  300,001
                                                                 =========                 =========                  =======


  Year Ended October 31, 1997:
  Shares sold:
    Class A   .........................................          2,460,201                 2,799,875                1,440,198
    Class B   .........................................            581,347                   585,099                  591,875
    Class R............................................            542,993                   354,800                  227,035
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................            534,855                 1,189,680                  141,482
    Class B ...........................................             47,159                    57,621                   23,153
    Class R............................................             17,417                    11,432                    9,113
  Shares redeemed:
    Class A   .........................................         (2,091,860)               (5,287,652)                (532,170)
    Class B   .........................................           (170,486)                 (332,061)                 (97,891)
    Class R............................................            (84,604)                  (45,744)                 (17,821)
                                                                 ---------                 ---------                ---------
                               Net Increase (Decrease)           1,837,022                  (666,950)               1,784,974
                                                                 =========                 =========                =========


                                                                    Principal                   Principal
                                                                 Limited Term Bond           Tax-Exempt Bond
                                                                    Fund, Inc.                 Fund, Inc.
                                                                 -----------------           ---------------
  Six Months Ended April 30, 1998
  Shares sold:
    Class A   .........................................               615,210                  1,099,394
    Class B   .........................................                48,776                    196,402
    Class R............................................               123,693                      N/A
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................                66,443                    261,218
    Class B   .........................................                 1,558                     10,933
    Class R............................................                 3,384                      N/A
  Shares redeemed:
    Class A   .........................................              (312,596)                (1,101,019)
    Class B   .........................................               (19,434)                   (39,094)
    Class R............................................               (11,146)                     N/A
                                                                      -------                  ---------
                                           Net Increase               515,888                    427,834
                                                                      =======                  =========


  Year Ended October 31, 1997:
  Shares sold:
    Class A   .........................................               666,459                  1,983,441
    Class B   .........................................                58,936                    222,542
    Class R............................................                86,576                      N/A
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................               118,478                    589,808
    Class B   .........................................                   892                     17,694
    Class R............................................                 2,797                      N/A
  Shares redeemed:
    Class A   .........................................              (445,740)                (2,541,274)
    Class B   .........................................                (7,993)                   (93,935)
    Class R............................................               (36,339)                     N/A
                                                                      -------                  ---------
                                           Net Increase               444,066                    178,276
                                                                      =======                  =========


Note 6 -- Line of Credit

The Income Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively.
Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 1998, the Income Funds had no outstanding borrowings under the line of credit.

Note 7 -- Year 2000 Problem

Like other mutual funds, financial and business organizations and individuals around the world, the Income Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems it uses and to obtain reasonable assurances that comparable steps are being taken by each fund's other major service providers. At this time, however there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCIPAL BOND FUND, INC.
--------------------------------------------------------------------------
                                                 Principal
                                                   Amount         Value
--------------------------------------------------------------------------

Bonds (94.90%)

Air Transportation, Scheduled (1.71%)
   Federal Express Corp. 1994 Pass
     Through Cert., Series A310-A3;
     8.40%; 3/23/10                              $1,500,000  $  1,711,125
   Federal Express Corp. Pass Through
     Cert.; 7.58%; 7/2/19                         1,000,000     1,058,700
                                                             ------------
                                                                2,769,825
Aircraft & Parts (0.67%)
   Textron, Inc. Medium-Term
     Notes, Series C;
     9.80%; 1/11/00                                 500,000       530,218
     9.55%; 3/19/01                                 500,000       545,062
                                                             ------------
                                                                1,075,280
Auto & Home Supply Stores (0.95%)
   Pep Boys-Manny, Moe & Jack Notes;
      7.00%; 6/1/05                               1,500,000     1,533,654

Beverages (1.43%)
   Joseph E. Seagram & Sons
     Guaranteed Debentures;
     8.38%; 2/15/07                               1,000,000     1,121,151
     8.88%; 9/15/11                               1,000,000     1,203,704
                                                             ------------
                                                                2,324,855
Cable & Other Pay TV Services (1.63%)
   Tele-Communications, Inc.
     Notes; 7.25%; 8/1/05                         2,000,000     2,071,744
     Senior Debentures; 7.88%; 8/1/13               500,000       555,899
                                                             ------------
                                                                2,627,643
Cash Grains (1.62%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/03                               2,500,000     2,617,488

Combination Utility Services (1.21%)
   PG Energy, Inc. First Mortgage
     Bonds; 8.38%; 12/1/02                          500,000       534,225
   Public Service Electric & Gas
     Medium-Term Notes;
     8.16%; 5/26/09                               1,250,000     1,418,939
                                                             ------------
                                                                1,953,164
Commercial Banks (1.23%)
   NationsBank Corp. Subordinated
     Notes; 6.38%; 2/15/08                        2,000,000     1,988,864

Computer & Office Equipment (1.76%)
   Seagate Technology, Inc. Senior Notes;
     7.37%; 3/1/07                                3,000,000     2,844,156

Construction & Related
Machinery (0.78%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/11                               1,000,000     1,267,548

Consumer Products (0.96%)
   Philip Morris Cos. Notes;
     6.80%; 12/1/03                              $  500,000  $    507,016
   RJR Nabisco Capital Corp. Senior
     Notes; 8.75%; 4/15/04                        1,000,000     1,040,000
                                                             ------------
                                                                1,547,016
Copper Ores (2.08%)
   Asarco, Inc.
     Debentures; 7.88%; 4/15/13                   2,000,000     2,135,758
     Notes; 7.38%; 2/1/03                         1,200,000     1,217,668
                                                             ------------
                                                                3,353,426
Crude Petroleum & Natural Gas (0.34%)
   Occidental Petroleum Corp.
     Medium-Term Notes;
      9.73%; 6/15/01                                500,000       549,101

Department Stores (2.04%)
   Harcourt General, Inc. Subordinated
      Notes; 9.50%; 3/15/00                         400,000       422,277
   J.C. Penney Co., Inc. Debentures;
     7.13%; 11/15/23                              1,000,000     1,010,808
   Sears Roebuck Co.
     Medium-Term Notes;
     9.05%; 2/6/12                                  500,000       617,858
     9.12%; 2/13/12                               1,000,000     1,242,218
                                                             ------------
                                                                3,293,161
Drug Stores & Proprietary
Stores (1.26%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                               2,000,000     2,039,568

Electric Services (2.59%)
   Ohio Edison Co. First Mortgage
     Bonds; 8.25%; 4/1/02                         2,000,000     2,114,846
   Southern California Edison Co. Notes;
     6.38%; 1/15/06                               1,000,000     1,001,742
   Toledo Edison Co. Debentures;
     8.70%; 9/1/02                                1,000,000     1,061,538
                                                             ------------
                                                                4,178,126
Engines & Turbines (0.65%)
   Brunswick Corp. Debentures;
     7.38%; 9/1/23                                1,000,000     1,043,266

Fabricated Rubber Products,
NEC (1.05%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                               1,500,000     1,703,847

Farm & Garden Machinery (1.65%)
   Case Corp. Notes; 7.25%; 1/15/16               1,000,000     1,044,884
   Tenneco, Inc. Notes;
     10.08%; 2/1/01                                 500,000       547,596
     8.08%; 10/1/02                               1,000,000     1,065,843
                                                             ------------
                                                                2,658,323
General Government, NEC (2.78%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                               2,000,000     2,201,640
   Province of Saskatchewan, Canada
     Global Notes; 8.00%; 2/1/13                  2,000,000     2,297,960
                                                             ------------
                                                                4,499,600
General Industrial Machinery (0.62%)
   Timken Company Medium-Term
     Notes; 6.20%; 1/15/08                       $1,000,000  $    994,578

Gold & Silver Ores (0.78%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/07                              1,250,000     1,262,775

Grain Mill Products (0.67%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/15                              1,000,000     1,084,920

Grocery Stores (3.12%)
   American Stores Co. Bond;
     8.00%; 6/1/26                                2,500,000     2,833,233
   Food Lion, Inc.
     Medium-Term Notes;
     8.67%; 8/28/06                               1,000,000     1,142,625
     Notes; 7.55%; 4/15/07                        1,000,000     1,071,391
                                                             ------------
                                                                5,047,249
Highway & Street Construction (1.54%)
   Foster Wheeler Corp. Notes;
     6.75%; 11/15/05                              2,500,000     2,495,360

Household Furniture (1.34%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                               2,000,000     2,159,666

Industrial Inorganic Chemicals (1.80%)
   Dow Chemical Co. Debentures;
     7.38%; 3/1/23                                1,000,000     1,055,135
   Dow Chemical Co. Medium-Term
     Notes; 7.75%; 9/15/20                        1,000,000     1,102,463
   FMC Corp. Senior Notes;
     6.38%; 9/1/03                                  750,000       747,563
                                                             ------------
                                                                2,905,161
Life Insurance (1.63%)
   John Hancock Mutual Life Insurance
     Co. Surplus Notes; 7.38%; 2/15/24            2,500,000(a)  2,626,218

Machinery, Equipment,
& Supplies (0.16%)
   AAR Corp. Notes; 7.25%; 10/15/03                 250,000       252,838

Management & Public
Relations (0.63%)
   Servicemaster Co. Ltd. Notes;
     6.95%; 8/15/07                               1,000,000     1,019,043

Millwork, Plywood & Structural
Members (1.10%)
   Georgia-Pacific Corp.
     Debentures; 9.50%; 12/1/11                     600,000       735,883
     Senior Debentures; 7.70%; 6/15/15            1,000,000     1,044,175
                                                             ------------
                                                                1,780,058
Miscellaneous Amusement,
Recreation Service (1.16%)
   Circus Circus Enterprises Senior
     Notes; 6.45%; 2/1/06                         2,000,000     1,877,216

Miscellaneous Chemical
Products (2.04%)
   Ferro Corp. Senior Debentures;
      7.63%; 5/1/13                              $1,100,000  $  1,210,513
   Smith International, Inc. Senior
     Notes; 7.00%; 9/15/07                        2,025,000     2,087,429
                                                             ------------
                                                                3,297,942
Miscellaneous Investing (3.04%)
   BRE Properties, Inc. Notes;
     7.20%; 6/15/07                               2,000,000     2,081,754
   First Industrial LP Medium-Term
     Notes; 7.00%; 12/1/06                        1,500,000     1,504,723
   Weingarten Realty Investors
     Medium-Term Notes;
     7.29%; 5/23/05                               1,250,000     1,324,743
                                                             ------------
                                                                4,911,220
Miscellaneous Metal Ores (1.16%)
   Cyprus Amax Minerals Notes;
     7.38%; 5/15/07                               1,100,000     1,149,551
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                                 650,000       724,437
                                                             ------------
                                                                1,873,988
Motor Vehicles & Equipment (2.11%)
   Ford Motor Co. Debentures;
     8.88%; 1/15/22                               1,000,000     1,222,592
     7.50%; 8/1/26                                1,000,000     1,080,496
   General Motors Corp. Global
     Medium-Term Notes;
     8.88%; 5/15/03                               1,000,000     1,110,454
                                                             ------------
                                                                3,413,542
Newspapers (1.54%)
   News America Holdings, Inc.
     Guaranteed Senior Notes;
     8.50%; 2/15/05                               2,250,000     2,484,113

Oil & Gas Field Services (1.96%)
   Petroleum Geo-Services ASA Notes;
     7.50%; 3/31/07                               2,500,000     2,675,472
   R&B Falcon Senior Notes;
     6.75%; 4/15/05                                 500,000(a)    493,821
                                                             ------------
                                                                3,169,293
Operative Builders (1.63%)
   Pulte Corp.
     Senior Notes; 8.38%; 8/15/04                   500,000       543,045
     Notes; 7.63%; 10/15/17                       2,000,000     2,086,884
                                                             ------------
                                                                2,629,929
Paper Mills (3.80%)
   Bowater, Inc. Debentures;
     9.50%; 10/15/12                              1,000,000     1,277,640
     9.38%; 12/15/21                              1,500,000     1,907,152
   Champion International Corp.
     Notes; 9.88%; 6/1/00                           750,000       803,843
   Chesapeake Corp. Notes;
     9.88%; 5/1/03                                1,000,000     1,145,126
   James River Corp. Notes;
     6.70%; 11/15/03                              1,000,000     1,009,203
                                                             ------------
                                                                6,142,964
Paperboard Mills (1.13%)
   Federal Paper Board Co., Inc.
     Debentures; 8.88%; 7/1/12                    1,500,000     1,833,219

Personal Credit Institutions (2.94%)
   Commercial Credit Co. Notes;
     6.75%; 7/1/07                               $2,000,000  $  2,045,294
   General Motors Acceptance Corp.
     Global Notes; 8.50%; 1/1/03                  2,000,000     2,178,798
   Household Finance Corp. Senior
     Subordinated Notes;
      9.63%; 7/15/00                                500,000       534,257
                                                             ------------
                                                                4,758,349
Petroleum & Petroleum
Products (2.41%)
   Enron Corp. Notes; 9.13%; 4/1/03               3,500,000     3,899,021

Petroleum Refining (6.26%)
   Ashland, Inc. Medium-Term Notes;
     7.71%; 5/11/07                                 500,000       545,245
     7.72%; 7/15/13                               1,000,000     1,113,444
   Ashland Oil, Inc. Medium-Term Notes;
     7.73%; 7/15/13                                 750,000       835,805
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/13                                1,000,000     1,165,495
   Sun Co., Inc.
     Debentures; 9.00%; 11/1/24                   2,000,000     2,462,894
     Notes; 7.13%; 3/15/04                          300,000       311,139
   Tosco Corp. Note; 7.25%; 1/1/07                2,500,000     2,602,345
   Ultramar Credit Corp. Guaranteed
     Notes; 8.63%; 7/1/02                         1,000,000     1,085,859
                                                             ------------
                                                               10,122,226
Plastic Materials & Synthetics (0.31%)
   Geon Co. Notes; 6.88%; 12/15/05                  500,000       504,913

Primary Nonferrous Metals (1.97%)
   Reynolds Metals Co.
     Medium-Term Notes;
     8.22%; 5/30/07                               2,000,000     2,237,070
     7.65%; 2/4/08                                  875,000       947,615
                                                             ------------
                                                                3,184,685
Pulp Mills (1.75%)
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/02                              1,875,000     1,965,210
   International Paper Co.
     Medium-Term Notes;
     9.70%; 8/15/00                                 800,000       862,193
                                                             ------------
                                                                2,827,403
Railroads (2.17%)
   Union Pacific Corp.
     Debentures; 7.00%; 2/1/16                    2,500,000     2,466,800
     Notes; 7.25%; 11/1/08                        1,000,000     1,032,426
                                                             ------------
                                                                3,499,226
Real Estate Operators & Lessor (0.82%)
   First Industrial, L.P. Notes;
     7.60%; 5/15/07                               1,250,000     1,323,897

Refrigeration & Service
Machinery (1.64%)
   Westinghouse Electric Corp.
     Debentures; 8.63%; 8/1/12                   $1,000,000  $  1,068,508
     Global Notes; 8.88%; 6/1/01                  1,500,000     1,584,292
                                                             ------------
                                                                2,652,800
Rental of Railroad Cars (1.66%)
   Gatx Capital Corp. Medium-Term Notes;
     Series B; 9.50%; 1/10/02                     1,500,000     1,659,952
     Series C; 6.86%; 10/13/05                    1,000,000     1,027,681
                                                             ------------
                                                                2,687,633
Rubber & Plastics Footwear (1.56%)
   Reebok International Ltd. Debentures;
     6.75%; 9/15/05                               2,500,000     2,514,615

Sanitary Services (2.10%)
   Laidlaw, Inc.
     Notes; 7.70%; 8/15/02                        1,000,000     1,051,643
     Senior Notes; 7.88%; 4/15/05                   750,000       811,202
   WMX Technologies, Inc.;
     7.00%; 10/15/06                              1,500,000     1,528,077
                                                             ------------
                                                                3,390,922
Security Brokers & Dealers (3.25%)
   Bear Stearns Companies, Inc.
     Senior Notes; 7.00%; 3/1/07                  2,500,000     2,578,425
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.38%; 1/15/07                               2,545,000     2,674,464
                                                             ------------
                                                                5,252,889
Telephone Communication (3.94%)
   Korea Telecom Notes; 7.63%; 4/15/07            2,500,000     2,168,678
   Sprint Corp. Notes; 8.13%; 7/15/02             1,500,000     1,605,460
   U.S. West Capital Funding, Inc. Notes;
     7.30%; 1/15/07                               1,500,000     1,574,728
     6.80%; 11/23/07                              1,000,000     1,015,847
                                                             ------------
                                                                6,364,713
Variety Stores (0.77%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/11                               1,000,000     1,237,987
                                                             ------------
                                     Total Bonds              153,350,482

Asset-Backed Securities (1.93%)

Security Brokers & Dealers (1.93%)
   Merrill Lynch Mortgage Investors, Inc.
     Collateralized Mortgage-Backed
     Security, Series 95-C3, 7.37%*
     Class C; 12/26/25                            3,000,000     3,124,140

Commercial Paper (1.08%)

Personal Credit Institutions (1.08%)
   Investment In Joint Trade Account;
     Associates Corp.; 5.53%; 5/1/98              1,748,560     1,748,560
                                                             ------------

            Total Portfolio Investments (97.91%)              158,223,182

Cash, receivables and other assets, net of
   liabilities (2.09%)                                          3,372,092
                                                             ------------

                      Total Net Assets (100.00%)             $161,595,274
                                                             ============


(a) Restricted security - See Note 4 to the financial statements.
*   Variable rate (monthly)

PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.

--------------------------------------------------------------------------
       Description of Issue                      Principal
-----------------------------------
   Type     Rate       Maturity                    Amount         Value
-----------------------------------------------  -------------------------
Government National Mortgage Association (GNMA)
Certificates (101.05%)

GNMA I     6.00%   10/15/23-1/20/28             $15,320,743  $ 14,868,103
GNMA I     6.50    9/15/23-2/15/28               48,970,251    48,684,508
GNMA I     7.00    10/15/22-5/2/28               83,165,796    84,336,230
GNMA I     7.25    9/15/25-10/15/25               5,131,909     5,207,451
GNMA I     7.50    4/15/17-10/15/27              47,936,751    49,354,537
GNMA I     8.00    8/15/16-2/15/22               10,758,852    11,306,399
GNMA II    6.00    1/20/24-3/20/27               50,090,488    48,153,063
GNMA II    6.50    3/20/24-3/20/27               14,454,919    14,299,024
                                                             ------------
                         Total GNMA Certificates              276,209,315

--------------------------------------------------------------------------
                                                 Principal
                                                   Amount         Value
--------------------------------------------------------------------------

Federal Agency Short-Term Obligation (0.58%)

   Investment in Joint Trade Account;
     Federal Home Loan Mortgage Corp.;
     5.45%; 5/1/98                              $ 1,599,375  $  1,599,375
                                                             ------------
           Total Portfolio Investments (101.63%)              277,808,690

Liabilities, net of cash, receivables and
   other assets (-1.63%)                                       (4,459,905)
                                                             ------------

                      Total Net Assets (100.00%)             $273,348,785
                                                             ============

PRINCIPAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------
                                                 Principal
                                                   Amount         Value
--------------------------------------------------------------------------

Bonds (97.46%)

Advertising (3.42%)
   Lamar Advertising Co.
     Senior Subordinated Notes;
     9.63%; 12/1/06                               $ 800,000   $   852,000
   Outdoor Systems
     Senior Subordinated Notes;
     8.88%; 6/15/07                                 800,000       828,000
                                                              -----------
                                                                1,680,000
Blast Furnace & Basic Steel
Products (2.94%)
   Ameristeel Corp. Senior Notes;
     8.75%; 4/15/08                                 300,000(a)    301,875
   Titan Wheel International Senior
     Subordinated Notes;
     8.75%; 4/1/07                                  700,000       722,750
   Weirton Steel Corp. Senior Notes;
     10.75%; 6/1/05                                 400,000       423,000
                                                              -----------
                                                                1,447,625
Broadwoven Fabric Mills, Cotton (1.40%)
   J.P. Stevens & Co., Inc. Sinking
     Fund Debentures; 9.00%; 3/1/17               $ 660,000   $   687,225

Cable & Other Pay TV Services (3.40%)
   Century Communications Senior Notes;
     8.75%; 10/1/07                                 900,000       931,500
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                                 700,000       743,750
                                                              -----------
                                                                1,675,250
Cogeneration - Small Power
Producer (3.32%)
   AES Corp. Senior Subordinated
     Notes; 8.38%; 8/15/07                          800,000       812,000
   Calpine Corp. Senior Notes;
     8.75%; 7/15/07                                 800,000       822,000
                                                              -----------
                                                                1,634,000
Communications Equipment (1.54%)
   FWT, Inc. Senior Subordinated
     Notes; 9.88%; 11/15/07                         800,000       760,000

Communication Services, NEC (2.60%)
   Level 3 Communications, Inc.
     Senior Notes; 9.13%; 5/1/08                  1,300,000(a)  1,280,500

Computer & Data Processing
Services (1.73%)
   DecisionOne Corp. Senior Subordinated
     Notes; 9.75%; 8/1/07                           900,000       850,500

Crude Petroleum & Natural Gas (7.74%)
   Chesapeake Energy Corp. Senior
     Notes, Series A; 9.63%; 5/1/05               1,500,000(a)  1,509,375
   Nuevo Energy Co. Senior Subordinated
     Notes; 9.50%; 4/15/06                          600,000       633,000
   Ocean Energy, Inc. Senior Subordinated
     Notes; 8.88%; 7/15/07                          800,000       848,000
   Snyder Oil Co. Senior Subordinated
     Notes; 8.75%; 6/15/07                          800,000       819,000
                                                              -----------
                                                                3,809,375
Dairy Farms (1.37%)
   Fage Dairy Industry S.A. Senior Notes;
     9.00%; 2/1/07                                  700,000       675,500

Deep Sea Foreign Transportation
of Freight (1.63%)
   Trico Marine Services Senior Notes,
     Series E; 8.50%; 8/1/05                        800,000(a)    800,000

Eating & Drinking Places (1.82%)
   Foodmaker, Inc. Senior Subordinated
     Notes; 8.38%; 4/15/08                          900,000(a)    893,250

Electric Components
& Accessories (4.65%)
   Fairchild Semiconductor Corp.
     Senior Subordinated Notes;
     10.13%; 3/15/07                                750,000       776,250
   Flextronics International Ltd.
     Senior Subordinated Notes;
     8.75%; 10/15/07                              1,500,000     1,513,125
                                                              -----------
                                                                2,289,375
Family Clothing Stores (1.87%)
   Specialty Retailers, Inc. Senior Notes;
     8.50%; 7/15/05                               $ 900,000   $   920,250

Finance Services (1.71%)
   DVI, Inc. Senior Notes;
     9.88%; 2/1/04                                  800,000       841,000

Forest Products (1.40%)
   Doman Industries Ltd. Senior Notes;
     8.75%; 3/15/04                                 700,000       689,500

Fuel Dealers (1.28%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes;
     10.13%; 4/1/03                                 700,000       630,000

Grocery Stores (1.67%)
   Marsh Supermarket Senior
     Subordinated Notes;
     8.88%; 8/1/07                                  800,000       824,000

Heavy Construction,
Except Highway (1.59%)
   Mastec, Inc. Senior Subordinated
     Notes; 7.75%; 2/1/08                           800,000(a)    784,000

Hotels & Motels (3.26%)
   HMH Properties, Inc. Senior Notes;
     8.88%; 7/15/07                                 800,000       887,000
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04                          700,000       719,250
                                                              -----------
                                                                1,606,250
Industrial Inorganic Chemicals (1.09%)
   PT. Tri Polyta Indonesia TBK
     Guaranteed Secured Notes;
     11.38%; 12/1/03                                800,000       536,000

Knitting Mills (1.46%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                                700,000       717,500

Men's & Boy's Clothing Stores (0.76%)
   Edison Brothers Stores, Inc. Senior
     Notes; 11.00%; 9/26/07                         400,000       372,000

Miscellaneous Amusement, Recreation
Service (3.19%)
   Rio Hotel & Casino, Inc. Senior
     Subordinated Notes;
     9.50%; 4/15/07                                 700,000       747,250
   Station Casinos, Inc. Senior
     Subordinated Notes, Series B;
     9.63%; 6/1/03                                  800,000       824,000
                                                              -----------
                                                                1,571,250
Miscellaneous Metal Ores (3.00%)
   Glencore Nickel Priority Ltd.
     Senior Secured Notes;
     9.00%; 12/1/14                              $1,500,000(a)$ 1,473,750

Miscellaneous Plastics Products,
NEC (1.46%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                                  700,000       717,500

Miscellaneous Shopping Goods
Stores (1.86%)
   Zale Corp. Senior Notes;
     8.50%; 10/1/07                                 900,000       913,500

Motion Picture Production
& Services (1.71%)
   Viacom, Inc. Guaranteed Senior
     Notes; 7.75%; 6/1/05                           800,000       843,177

Newspapers (1.69%)
   Hollinger International Publishing, Inc.
     Senior Subordinated Notes;
     9.25%; 3/15/07                                 800,000       834,000

Nursing & Personal Care Facilities (3.18%)
   Integrated Health Services, Inc. Senior
     Subordinated Notes; 9.25%; 1/15/08             800,000       822,000
   Mariner Health Group, Inc. Senior
     Subordinated Notes; 9.50%; 4/1/06              700,000       740,250

                                                                1,562,250
Oil & Gas Field Services (2.34%)
   Dawson Production Services
     Senior Notes; 9.38%; 2/1/07                    700,000       710,500
   Polysindo International Finance Co.
     B.V. Guaranteed Secured Notes;
     9.38%; 7/30/07                                 800,000       440,000
                                                              -----------
                                                                1,150,500
Paper Mills (1.36%)
   Indah Kiat Finance Mauritius Limited
     Guaranteed Senior Notes;
     10.00%; 7/1/07                                 800,000       668,000

Personal Credit Institutions (1.50%)
   MacSaver Financial Services, Inc.;
     7.60%; 8/1/07                                  800,000       738,598

Petroleum Refining (1.51%)
   Crown Central Petroleum Corp.
     Senior Notes; 10.88%; 2/1/05                   700,000       742,000

Pulp Mills (1.61%)
   Pen-Tab Industries, Inc. Senior
     Subordinated Notes; 10.88%; 2/1/07             800,000       794,000

Radio & Television Broadcasting (1.83%)
   Antenna TV S.A. Senior Notes;
     9.00%; 8/1/07                                  900,000       900,000

Retail Stores, NEC (1.76%)
   Cole National Group, Inc.
     Senior Subordinated Notes;
     9.88%; 12/31/06                                800,000       864,000

Search & Navigation Equipment (3.25%)
   AMRESCO, Inc. Senior Subordinated
     Notes; 10.00%; 3/15/04                       $ 700,000   $   725,375
   Tracor, Inc. Senior Subordinated Notes;
     8.50%; 3/1/07                                  800,000       872,000
                                                              -----------
                                                                1,597,375
Telephone Communication (12.56%)
   Comcast Cellular Holdings Senior Notes;
     9.50%; 5/1/07                                1,500,000     1,561,875
   Lenfest Communications Senior Notes;
     8.38%; 11/1/05                                 800,000       828,000
   NEXTLINK Communications, Inc.
     Senior Notes; 9.00%; 3/15/08                   800,000       816,000
   Paging Network, Inc. Senior Debentures;
     8.88%; 2/1/06                                  700,000       696,500
   Rogers Cablesystems Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                                  750,000       795,000
   Rogers Cantel, Inc. Senior Secured
     Debentures; 9.75%; 6/1/16                      700,000       749,000
   Vanguard Cellular Systems, Inc. Senior
     Debentures; 9.38%; 4/15/06                     700,000       735,000
                                                              -----------
                                                                6,181,375
                                                              -----------
                                     Total Bonds               47,954,375

Commercial Paper (0.01%)

Personal Credit Institutions (0.01%)
   Investment in Joint Trade Account;
     Associates Corp.;
     5.53%; 5/1/98                                    6,627         6,627
                                                              -----------
            Total Portfolio Investments (97.47%)               47,961,002

Cash, receivables and other assets, net of
   liabilities (2.53%)                                          1,243,676

                                                              -----------
                      Total Net Assets (100.00%)              $49,204,678
                                                              ===========


(a)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL LIMITED TERM BOND FUND, INC.

--------------------------------------------------------------------------
                                                 Principal
                                                   Amount         Value
--------------------------------------------------------------------------

Bonds (72.18%)

Apartment REITs (1.12%)
   United Dominion Realty Trust
     Notes; 7.25%; 4/1/99                        $  300,000   $   300,588

Business Credit Institutions (10.86%)
   CIT Group Holdings
     Senior Medium-Term Notes;
     6.38%; 10/1/02                               1,000,000     1,005,772
   Ford Motor Credit Co. Notes;
     7.50%; 1/15/03                               1,000,000     1,050,989
   Orix Credit Alliance, Inc.
     Medium-Term Notes;
     6.46%; 5/17/99                              $  850,000(a)$   852,791
                                                              -----------
                                                                2,909,552
Combination Utility Services (4.08%)
   Consolidated Edison Co. Debentures,
     Series 93-B; 6.50%; 2/1/01                     824,000       834,112
   Pacificorp First Mortgage Medium-Term
     Notes; 9.50%; 5/20/99                          250,000       259,328
                                                              -----------
                                                                1,093,440
Consumer Products (6.02%)
   B.A.T. Capital Corp. Medium-Term
     Notes; 5.32%; 10/28/98                         600,000(a)    598,267
   Philip Morris Cos. Notes;
     7.13%; 12/1/99                               1,000,000     1,014,119
                                                              -----------
                                                                1,612,386
Department Stores (6.07%)
   J. C. Penney Co., Inc. Notes;
     9.05%; 3/1/01                                1,000,000     1,071,071
   Sears Roebuck Acceptance Corp.
     Medium-Term Notes, Series II;
     6.69%; 8/13/01                                 450,000       455,689
   Sears Roebuck Co. Medium-Term
     Notes; 6.46%; 5/12/00                          100,000       100,765
                                                              -----------
                                                                1,627,525
Finance Services (3.86%)
   Lehman Brothers, Inc. Senior
     Subordinated Notes;
     7.25%; 4/15/03                               1,000,000     1,034,117

General Industrial Machinery (3.89%)
   Timken Co. Medium-Term Notes;
     7.30%; 8/13/02                               1,000,000     1,041,102

Mortgage Bankers & Brokers (3.20%)
   Countrywide Funding Corp.
     Medium-Term Notes;
     6.05%; 3/1/01                                  860,000       856,398

Motor Vehicles & Equipment (2.02%)
   General Motors Corp. Medium-Term
     Notes; 9.20%; 7/2/01                           500,000       542,530

Paper Mills (3.81%)
   International Paper Co. Notes;
     7.00%; 6/1/01                                1,000,000     1,021,871

Paperboard Mills (3.02%)
   Temple-Inland, Inc. Notes;
     9.00%; 5/1/01                                  750,000       810,422

Personal Credit Institutions (11.71%)
   American General Finance Corp.
     Medium-Term Notes, Series D;
     7.46%; 3/28/00                                 350,000       358,199
     Notes; 7.25%; 4/15/00                          701,000       716,278
   Associates Corp. of North America
     Notes; 5.75%; 10/15/03                         540,000       528,076
   Chrysler Financial Corp.
     Medium-Term Notes;
     8.45%; 1/28/00                                 500,000       519,452
   General Motors Acceptance Corp.
     Notes; 6.63%; 10/1/02                        1,000,000     1,014,806
                                                              -----------
                                                                3,136,811
Plumbing & Heating,
Except Electric (3.84%)
   Masco Corp. Notes; 6.13%; 9/15/03             $1,035,000   $ 1,029,658

Security Brokers & Dealers (2.65%)
   Merrill Lynch & Co., Inc. Notes;
     6.55%; 8/1/04                                  700,000       710,981

Telephone Communication (6.03%)
   Nynex Capital Funding Medium-Term
     Notes, Series A; 9.40%; 6/1/00                 670,000       714,297
   U.S. West Capital Funding, Inc.
     Medium-Term Notes;
     6.13%; 11/30/99                                900,000       901,244
                                                              -----------
                                                                1,615,541
                                                              -----------

                                     Total Bonds               19,342,922

--------------------------------------------------------------------------
       Description of Issue                      Principal
-----------------------------------
   Type     Rate       Maturity                    Amount         Value
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (13.02%)

FHLMC          7.00%     3/1/28                  $  999,126   $ 1,012,064
FHLMC          7.25     12/1/07                     581,873       589,775
FHLMC          8.00     12/1/11                     297,608       309,298
FHLMC          8.25      1/1/12                      95,439        97,753
FHLMC Gold     8.00     10/1/22                     243,635       253,680
FHLMC Gold     8.50      1/1/00                     478,505       488,290
FHLMC Gold     8.50      3/1/00                     140,529       143,403
FHLMC Gold     8.50      4/1/00                     146,812       149,814
FHLMC Gold     9.00      9/1/09                     420,141       444,925
                                                              -----------
                        Total FHLMC Certificates                3,489,002

Federal National Mortgage Association (FNMA)
Certificates (6.00%)

FNMA           8.00     10/1/06                     132,446       135,767
FNMA           8.00      5/1/27                     420,609       435,705
FNMA           8.50      5/1/22                     478,441       507,171
FNMA           9.00      2/1/25                     494,925       529,579
                                                              -----------
                         Total FNMA Certificates                1,608,222

Government National Mortgage Association (GNMA)
Certificates (1.35%)

GNMA II        8.00             1/20/16             266,652       279,124
GNMA I         9.00             7/15/17              77,042        83,429
                                                              -----------
                         Total GNMA Certificates                  362,553

Asset-Backed Securities (5.59%)

Personal Credit Institutions (1.75%)
   Union Acceptance Corp. 1996-B Auto
     Trust Pass-Through Certificates,
     Class A; 6.45%; 7/8/03                      $  465,823   $   467,989

Mortgage Pass Thru Securities (3.84%)
   J.P. Morgan Commercial Mortgage
     Finance Corp. Mortgage
     Pass-Through Series 97-C5,
     Class A-2; 7.06%; 9/15/29                    1,000,000     1,028,940
                                                              -----------
                   Total Asset-Backed Securities                1,496,929

Commercial Paper (0.29%)

Personal Credit Institutions (0.29%)
   Investment in Joint Trade Account;
     Associates Corp.; 5.53%; 5/1/98                 77,422        77,422
                                                              -----------
            Total Portfolio Investments (98.43%)               26,377,051

Cash, receivables and other assets, net of
   liabilities (1.57%)                                            419,680
                                                              -----------
                      Total Net Assets (100.00%)              $26,796,731
                                                              ===========


(a)  Restricted security - See Note 4 to the financial statements.

PRINCIPAL TAX-EXEMPT BOND FUND, INC.

--------------------------------------------------------------------------
                                                 Principal
                                                   Amount         Value
--------------------------------------------------------------------------

Long-Term Tax-Exempt Bonds (96.91%)

Alabama (2.04%)
   Courtland, Alabama IDB IDR Series A
     Bonds for Champion International;
     7.20%; 12/1/13                              $3,815,000  $  4,225,112

Arizona (2.05%)
   Navajo County, Arizona Pollution
     Control Corp. Rev. Ref. Bonds,
     Arizona Public Service Co.,
     Series 1993A; 5.88%; 8/15/28                 4,100,000     4,248,625

Arkansas (2.41%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Series 1992, Nucor Corp.
     Project; 6.90%; 12/1/21                      4,610,000     4,978,800

California (4.62%)
   ABAG Finance Authority for Nonprofit
     Corp., Cert. of Participation,
     Stanford University Hospital;
     5.00%; 11/1/04                                 750,000       767,812
     5.50%; 11/1/13                               1,250,000     1,273,438
     5.25%; 11/1/20                               1,750,000     1,719,375
   California Pollution Control Funding
     Authority Pollution Control Rev. Ref.
     Bonds for San Diego Gas & Electric,
     Series A; 5.90%; 6/1/14                     $1,000,000  $  1,083,750
   California Pollution Control Funding
     Authority Rev. Bonds, Atlantic
     Richfield Co. Project; 5.00%; 4/1/08         2,500,000     2,575,000
   City of Upland, California San Antonio
     Comm. Hospital Cert. of Participation;
     5.25%; 1/1/04                                2,080,000     2,145,000
                                                             ------------
                                                                9,564,375
Colorado (2.65%)
   City & County of Denver, Colorado,
     Airport System Rev. Bonds,
     Series 1991D; 7.75%; 11/15/13                3,185,000     3,977,269
   Colorado Health Fac. Authority Rev.
     Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/14                               1,500,000     1,511,250
                                                             ------------
                                                                5,488,519
Florida (1.15%)
   Nassau County, Florida Pollution
     Control Rev. Ref. Bonds; ITT
     Rayonier, Inc. Project;
     6.10%; 6/1/05                                1,000,000     1,061,250
     7.65%; 6/1/06                                1,265,000     1,321,558
                                                             ------------
                                                                2,382,808
Georgia (1.79%)
   Fulco, Georgia, Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/14                               2,000,000     2,137,500
   Municipal Electric Authority of Georgia
     Power Rev. Bonds, Series R;
     7.30%; 1/1/09                                1,505,000     1,560,128
                                                             ------------
                                                                3,697,628
Illinois (14.41%)
   Chicago, Illinois Midway Airport Rev.
     Bonds, Series A, MBIA Insured;
     5.50%; 1/1/11                                1,500,000     1,556,250
     5.50%; 1/1/13                                  500,000       517,500
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project-A;
     7.88%; 11/1/25                               6,010,000     6,520,850
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     Lufthansa German Airlines Project;
     7.13%; 5/1/18                                1,000,000     1,080,000
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds, Series 1985A,
     Peoples Gas Light & Coke Project;
     6.88%; 3/1/15                                2,800,000     3,062,500
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     5.75%; 11/15/07                              1,000,000     1,048,750
     6.00%; 11/15/10                                500,000       532,500
     6.00%; 11/15/13                                500,000       531,250
   Illinois Health Fac. Authority Rev.
     Bonds for Sarah Bush Lincoln
     Health Center;
     Series 1992; 7.25%; 5/15/02                 $2,950,000  $  3,307,687
     Series 1996B; 6.00%; 2/15/11                 1,000,000     1,065,000
     Series 1996B; 5.50%; 2/15/16                 1,000,000     1,000,000
   Illinois Health Fac. Authority Rev.
     Bonds for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/02                                 725,000       801,125
     7.00%; 2/15/09                                 305,000       352,275
     7.00%; 2/15/18                                 720,000       861,300
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/06                                 500,000       531,250
     5.75%; 8/15/08                                 615,000       655,744
     5.80%; 8/15/09                                 840,000       892,500
     6.10%; 8/15/14                               1,000,000     1,057,500
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/12                     2,000,000     2,268,450
   Regional Transportation Authority,
     Illinois General Obligation Bonds,
     Series 1994A; 6.25%; 6/1/15                  2,000,000     2,175,000
                                                             ------------
                                                               29,817,431
Indiana (7.76%)
   City of Mount Vernon, Indiana,
     Pollution Control Rev. Bonds for
     Southern Indiana Gas  & Electric
     Co. Project; 7.25%; 3/1/14                     700,000       754,250
   City of Petersburg, Indiana, Pollution
     Control Rev. Bonds, for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/16                  4,000,000     4,240,000
   Indiana Health Fac. Financing Authority
     Hospital Rev. Bonds, Clarian Health
     Partners, Inc.; 5.50%; 2/15/09               2,520,000     2,586,150
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Schneck Memorial Hospital,
     Series 1998;
     4.70%; 2/15/06                                 500,000       492,500
     5.13%; 2/15/l7                                 500,000       477,500
   Indiana Health Fac. Financing
     Authority Hospital Rev. Ref. Bonds,
     Welborn Memorial Baptist Hospital,
     Series 1993; 5.63%; 7/1/23                   1,860,000     1,860,000
   Lawrenceburg, Indiana Pollution
     Control Rev. Ref. Bonds, Indiana
     Michigan Power Co. Project,
     Series D; 7.00%; 4/1/15                      1,000,000     1,077,500
     Series E; 5.90%; 11/1/19                     3,220,000     3,304,525
   Warrick County, Indiana
     Environmental Improvement Rev.
     Bonds, Southern Indiana Gas &
     Electric, Series 1993B;
     6.00%; 5/1/23                                1,190,000     1,253,963
                                                             ------------
                                                               16,046,388
Iowa (1.62%)
   City of Muscatine, Iowa, Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/06                               $  150,000  $    150,192
     5.00%; 1/1/07                                1,575,000     1,543,500
   Eddyville, Iowa, IDR Ref. Bonds,
     Cargill, Inc. Project; 5.63%; 12/1/13        1,000,000(a)  1,035,000
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/06                                 550,000       615,313
                                                             ------------
                                                                3,344,005
Kentucky (1.91%)
   City of Ashland, Kentucky, Sewage
     and Solid Waste Rev. Bonds for
     Ashland, Inc. Project, Series 1995;
     7.13%; 2/1/22                                  750,000       836,250
   City of Ashland, Kentucky, Solid
     Waste Rev. Bonds for Ashland
     Oil, Inc. Project, Series 1991;
     7.20%; 10/1/20                               1,000,000     1,080,000
   County of Louden, Tennessee, Industrial
     Development Solid Waste;
     6.20%; 2/1/23                                1,950,000     2,049,938
                                                             ------------
                                                                3,966,188
Louisiana (1.02%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
      7.50%; 6/1/21                               1,950,000     2,113,313

Maine (1.01%)
   Skowhegan, Maine, Pollution Control
     Rev. Ref. Bonds for Scott Paper
     Co. Project, Series 1993;
     5.90%; 11/1/13                               2,000,000     2,095,000

Michigan (3.10%)
   Detroit Michigan LOC Dev. Financing
     Authority Ref. Bonds, Senior Series A
     Chrysler Corp; 5.20%; 5/1/10                 1,700,000     1,725,500
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/13                                 600,000       621,000
     5.50%; 8/15/23                               2,000,000     2,007,500
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity Hospital;
     5.25%; 11/1/15                               1,000,000     1,001,250
   Michigan State Hospital Financing
     Authority Rev. Ref. Bonds,
     Daughters of Charity Natl. Health
     System; 5.50%; 11/1/05                       1,000,000     1,057,500
                                                             ------------
                                                                6,412,750
Minnesota (0.75%)
   City of Bass Brook, Minnesota Pollution
     Control Rev. Ref. Bonds for
     Minnesota Power & Light Project;
     6.00%; 7/1/22                               $1,500,000  $  1,552,500

Mississippi (0.24%)
   Grenada County, Mississippi Rev. Ref.
     Bonds, Georgia Pacific Corp. Project;
      5.45%; 9/1/14                                 500,000       498,750

Missouri (1.13%)
   Missouri State Health & Educational
     Fac. Authority Health Fac. Rev.
     Bonds, BJC Health System,
     Series 1994A; 6.75%; 5/15/12                 2,000,000     2,345,000

Montana (1.01%)
   Forsyth, Montana Pollution Control
     Rev. Ref. Bonds, Montana Power
     Co., Colstrip Project, Series 1993A;
     6.13%; 5/1/23                                2,000,000     2,082,500

Nebraska (2.26%)
   Dawson County Nebraska Sanitary &
     Improvement General Obligation
     Ref. Bonds; 5.55%; 2/1/17                    1,000,000     1,015,000
   Nebraska Public Power Dist. Power
     Supply System Rev. Bonds;
     5.30%; 1/1/02                                1,000,000     1,032,500
     5.40%; 1/1/03                                1,500,000     1,561,875
     5.50%; 1/1/04                                1,000,000     1,050,000
                                                             ------------
                                                                4,659,375
Nevada (1.92%)
   Clark County, Nevada, IDR Ref.
     Bonds, Nevada Power Co. Project,
     Series 1992C; 7.20%; 10/1/22                 3,600,000     3,964,500

New Mexico (1.13%)
   City of Lordsburg, New Mexico
     Pollution Control Rev. Bonds
     for Phelps Dodge Corp. Project;
      6.50%; 4/1/13                               2,150,000     2,332,750

North Carolina (4.48%)
   Martin County, North Carolina
     Industrial Fac. & Pollution Control
     Finance Authority Solid Waste
     Rev. Bonds, Weyerhaeuser;
     5.65%; 12/1/23                               1,500,000     1,516,875
     6.80%; 5/1/24                                2,000,000     2,217,500
   North Carolina Medical Care Hospital
     Rev. Bonds for Rex Hospital Project;
     6.13%; 6/1/10                                1,700,000     1,855,125
     5.00%; 6/1/23                                2,170,000     2,080,488
   Wake County, North Carolina,
     Industrial Fac. & Pollution Control
     Finance Authority Rev. Bonds,
     Carolina Power & Light Co.;
     6.90%; 4/1/09                                1,500,000     1,595,625
                                                             ------------
                                                                9,265,613
North Dakota (1.01%)
   Mercer County, North Dakota,
     Pollution Control Rev. Bonds,
     Ottertail Power Co. Project,
     Series 1991; 6.90%; 2/1/19                  $1,950,000  $  2,093,812

Ohio (4.96%)
   Cuyahoga County, Ohio, Hospital
     Rev. Bonds for Meridia Health
     Systems, Series 1991;
     7.25%; 8/15/19                               1,445,000     1,567,825
   Lorain County, Ohio Hospital Ref.
     Bonds, Humility Mary Health
     Care, Series A; 5.90%; 12/15/08              3,270,000     3,507,075
   Ohio Air Quality Dev. Rev. Bonds,
     Columbus Southern Power Co.
     Project, Series 1985B;
     6.25%; 12/1/20                               4,900,000     5,163,375
                                                             ------------
                                                               10,238,275
Oklahoma (1.18%)
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project,
     Series 1994;
     6.25%; 2/15/14                               1,280,000     1,372,800
     6.25%; 2/15/17                               1,000,000     1,070,000
                                                             ------------
                                                                2,442,800
Rhode Island (1.49%)
   Rhode Island State Industrial Facilities
     Corp. Marine Term Rev. Bonds,
     Mobile Oil Refining;
     6.00%; 11/1/14                               2,900,000     3,074,000

South Carolina (4.84%)
   Darlington County, South Carolina
     Pollution Control Rev. Bonds for
     Carolina Power & Light;
     6.60%; 11/1/10                               1,000,000     1,095,000
   Greenville Hospital System, South
     Carolina Hospital Fac. Rev. Ref. Bonds;
     6.00%; 5/1/20                                  230,000       251,275
     Series C; 5.50%; 5/1/16                      2,500,000     2,543,750
   Oconee County, South Carolina
     Pollution Control Rev. Ref. Bonds,
     Duke Energy Corp. Project, Series
     1993; 5.80%; 4/1/14                          2,000,000     2,107,500
   York County, South Carolina Exempt
     Fac. Industrial Rev. Bonds for
     Hoechst Celanese Project,
     Series 1994; 5.70%; 1/1/24                   2,000,000     2,035,000
   York County, South Carolina Pollution
     Control Rev. Bonds, Bowater, Inc.
     Project; 7.63%; 3/1/06                       1,700,000     1,978,375
                                                             ------------
                                                               10,010,900
South Dakota (0.52%)
   Pennington County, South Dakota
     Pollution Control Rev. Ref. Bonds
     for Black Hills Power & Light Co.
     Project; 6.70%; 6/1/10                       1,000,000     1,082,500

Texas (8.18%)
   Brazos River Authority, Texas,
     Pollution Control Rev. Bonds for
     Houston Lighting & Power;
     7.75%; 10/1/15                              $  855,000  $    884,164
   Cass County Texas Industrial Development
     Corp. Pollution Control Rev. Bonds
     for International Paper Co. - Series B
     5.35%; 4/1/12                                3,750,000     3,843,750
   Guadalupe-Blanco River Authority,
     Texas, Industrial Dev. Corp.
     Pollution  Control Rev. E I Du Pont
     1982 Series A; 6.35%; 7/1/22                 2,500,000     2,709,375
   IDC Port of Corpus Christi Rev. Ref.
     Bonds, Port Fac. Rev. Bonds,
     Valero Energy Corp.; 5.13%; 4/1/09           1,000,000       988,750
   Matagorda County, Texas,
     Navigational District No. 1 Pollution
     Control Rev. Bonds for Central
     Power & Light Co.;
     7.50%; 12/15/14                              2,585,000     2,778,875
     6.00%; 7/1/28                                1,000,000     1,041,250
   Milam County, Texas Industrial Dev.
     Corp. Pollution Control Rev. Ref.
     Bonds, Alcoa Project;
     5.65%; 12/1/12                               2,000,000     2,107,500
   Red River Authority, Texas Pollution
     Control Rev. Bonds, Hoechst
     Celanese Corp. Project;
     5.20%; 5/1/07                                2,425,000     2,479,563
   Tarrant County, Texas, Health Fac.
     Dev. Corp., Harris Methodist Health
     System Rev. Bonds; 5.90%; 9/1/06             1,000,000     1,085,000
                                                             ------------
                                                               17,918,227
Utah (0.92%)
   Intermountain Power Agency, Utah
     Power Supply, Rev. Ref. Bonds,
     Series 1996D; 5.00%; 7/1/21                  2,000,000     1,897,500

Virginia (1.65%)
   Albemarle County, Virginia IDA
     Hospital Rev. Ref. Bonds, Martha
     Jefferson Hospital; 5.50%; 10/1/15           1,900,000     1,933,250
   Chesapeake, Virginia IDA Rev. Ref.
     Bonds for Cargill, Inc. Project;
     5.88%; 3/1/13                                1,410,000     1,496,362
                                                             ------------
                                                                3,429,612
Washington (2.90%)
   City of Seattle, Washington Municipal
     Light and Power Rev. Bonds;
     1993; 5.10%; 11/1/05                         1,950,000     2,032,875
     1994; 6.63%; 7/1/16                          1,000,000     1,125,000
   Washington Health Care Fac.
     Authority Rev. Bonds; Series 1989,
     Sisters of Providence;
     7.88%; 10/1/99                               1,735,000     1,852,112
                                                             ------------
                                                                5,009,987
West Virginia (5.95%)
   Marshall County, West Virginia,
     Pollution Control Rev. Bonds
     for Ohio Power Co. Project;
     Series C; 6.85%; 6/1/22                     $1,200,000  $  1,305,000
     Series D; 5.90%; 4/1/22                      4,500,000     4,691,250
   Pleasants County, West Virgina
     Pollution Control Rev. Bonds
     for Potomac Edison Co.;
     6.15%; 5/1/15                                2,000,000     2,145,000
   Putnam County, West Virginia,
     Pollution Control Rev. Bonds for
     Appalachian Power Co. Project,
     Series C; 6.60%; 7/1/19                      3,875,000     4,155,937
                                                             ------------
                                                               12,297,187
Wisconsin (2.85%)
   Kaukauna, Wisconsin Pollution
     Control Rev. Ref. Bonds for Intl.
     Paper Co. Project, Series A;
     5.40%; 5/1/04                                3,610,000     3,758,912
   Wisconsin Health & Educational
     Fac. Authority Rev. Bonds;
     Series 1995; Franciscan Skemp
     Medical Center, Inc.;
     5.88%; 11/15/10                              1,000,000     1,053,750
     6.13%; 11/15/15                              1,000,000     1,071,250
                                                             ------------
                                                                5,883,912
                                                             ------------
                 Total Long-Term Municipal Bonds              200,460,642

Short-Term Tax-Exempt Bonds (1.07%)

Pennsylvania (0.10%)
   Delaware County, Pennsylvania, Fac. Rev.,
     Tax and Rev. Anticipation Notes,
     Guaranteed by United Parcel Service
     Series 1985; 4.15%; 5/1/98*; 12/1/15        $  200,000  $    200,000

Texas (0.97%)
   Grapevine, Texas, Industrial Dev. Corp.
     American Airlines, LOC Morgan
     Guaranty, Series 1984 B1;
     4.25%; 5/1/98*; 12/1/24                      2,000,000     2,000,000
                                                             ------------

               Total Short-Term Tax-Exempt Bonds                2,200,000
                                                             ------------
            Total Portfolio Investments (97.98%)              202,660,642



Cash, receivables and other assets, net of
   liabilities (2.02%)                                          4,180,249
                                                             ------------
                      Total Net Assets (100.00%)             $206,840,891
                                                             ============

(a) Restricted security - See Note 4 to the financial statements.
*   Demand Date

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $11.44       $11.17       $11.42       $10.27      $11.75       $10.97
Income from Investment Operations:
   Net Investment Income(b)............................         .36          .75          .76          .78         .78          .81
   Net Realized and Unrealized Gain (Loss) on Investments       .05          .33        (.25)         1.16      (1.47)          .79
                                                             ------       ------       ------       ------      ------       ------

                       Total from Investment Operations         .41         1.08          .51         1.94       (.69)         1.60

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.36)        (.81)        (.76)        (.78)       (.78)        (.81)
   Distributions from Capital Gains....................           -            -            -        (.01)       (.01)        (.01)
                                                             ------       ------       ------       ------      ------       ------
                      Total Dividends and Distributions       (.36)        (.81)        (.76)        (.79)       (.79)        (.82)
                                                             ------       ------       ------       ------      ------       ------
Net Asset Value, End of Period.........................      $11.49       $11.44       $11.17       $11.42      $10.27       $11.75
                                                             ======       ======       ======       ======      ======       ======


Total Return(c)........................................       3.60%(d)    10.15%        4.74%       19.73%     (6.01)%       15.22%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $134,476     $126,427     $113,437     $106,962     $88,801      $85,015
   Ratio of Expenses to Average Net Assets(b)..........        .94%(e)       .95%        .95%         .94%        .95%         .92%
   Ratio of Net Investment Income to Average Net Assets       6.32%(e)      6.70%       6.85%        7.26%       7.27%        7.19%
   Portfolio Turnover Rate.............................       11.3%(e)      12.8%        3.4%         5.1%        8.9%         9.3%

PRINCIPAL BOND FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(f)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $11.42       $11.15       $11.41       $10.19
Income from Investment Operations:
   Net Investment Income(b)............................         .32          .67          .67          .63
   Net Realized and Unrealized Gain (Loss) on Investments       .05          .31        (.25)         1.19
                                                             ------       ------       ------       ------
                       Total from Investment Operations         .37          .98          .42         1.82

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.31)        (.71)        (.68)        (.60)
   Distributions from Capital Gains....................           -            -            -            -
                                                             ------       ------       ------       ------
                      Total Dividends and Distributions       (.31)        (.71)        (.68)        (.60)
                                                             ------       ------       ------       ------
Net Asset Value, End of Period.........................      $11.48       $11.42       $11.15       $11.41
                                                             ======       ======       ======       ======

Total Return(c)........................................       3.29%(d)     9.20%        3.91%       17.98%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,694      $13,403       $7,976       $2,708
   Ratio of Expenses to Average Net Assets(b)..........       1.63%(e)     1.70%        1.69%        1.59%(e)
   Ratio of Net Investment Income to Average Net Assets       5.63%(e)     5.92%        6.14%        6.30%(e)
   Portfolio Turnover Rate.............................       11.3%(e)     12.8%         3.4%         5.1%(e)

PRINCIPAL BOND FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(g)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period...................      $11.43       $11.16       $11.27
Income from Investment Operations:
   Net Investment Income(b)............................         .32          .71          .51
   Net Realized and Unrealized Gain (Loss) on Investments       .06          .30        (.13)
                                                             ------       ------       ------
                       Total from Investment Operations         .38         1.01          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.31)        (.74)        (.49)
   Distributions from Capital Gains....................           -            -            -
                                                             ------       ------       ------
                      Total Dividends and Distributions       (.31)        (.74)        (.49)
                                                             ------       ------       ------
Net Asset Value, End of Period.........................      $11.50       $11.43       $11.16
                                                             ======       ======       ======


Total Return(c)........................................       3.38%(d)     9.49%        3.75%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $9,425       $5,976         $525
   Ratio of Expenses to Average Net Assets(b)..........       1.45%(e)     1.45%        1.28%(e)
   Ratio of Net Investment Income to Average Net Assets       5.81%(e)     6.11%        6.51%(e)
   Portfolio Turnover Rate.............................       11.3%(e)     12.8%         3.4%(e)

*  Six Months Ended April 30, 1998.



See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $11.51       $11.26       $11.31       $10.28      $11.79       $11.44
Income from Investment Operations:
   Net Investment Income...............................         .35          .70          .70          .71         .69          .74
   Net Realized and Unrealized Gain (Loss) on Investments       .01          .29        (.05)         1.02      (1.40)          .55
                                                             ------       ------       ------       ------      ------       ------
                       Total from Investment Operations         .36          .99          .65         1.73       (.71)         1.29

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.35)        (.74)        (.70)        (.70)       (.68)        (.74)
   Distributions from Capital Gains....................           -            -            -            -       (.12)        (.20)
                                                             ------       ------       ------       ------      ------       ------
                      Total Dividends and Distributions       (.35)        (.74)        (.70)        (.70)       (.80)        (.94)
                                                             ------       ------       ------       ------      ------       ------
Net Asset Value, End of Period.........................      $11.52       $11.51       $11.26       $11.31      $10.28       $11.79
                                                             ======       ======       ======       ======      ======       ======

Total Return(c)........................................       3.18%(d)     9.23%        6.06%       17.46%     (6.26)%       11.80%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $247,722     $249,832     $259,029     $261,128    $249,438     $236,718
   Ratio of Expenses to Average Net Assets.............        .86%(e)      .84%         .81%         .87%        .95%         .93%
   Ratio of Net Investment Income to Average Net Assets       6.13%(e)     6.19%        6.31%        6.57%       6.35%        6.38%
   Portfolio Turnover Rate.............................       16.3%(e)     10.8%        25.9%        10.1%       24.8%        52.6%

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(f)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $11.50       $11.23       $11.29       $10.20
Income from Investment Operations:
   Net Investment Income...............................         .31          .64          .61          .56
   Net Realized and Unrealized Gain (Loss) on Investments       .01          .29        (.05)         1.07
                                                             ------       ------       ------       ------
                       Total from Investment Operations         .32          .93          .56         1.63

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.32)        (.66)        (.62)        (.54)
   Distributions from Capital Gains....................           -            -            -            -
                                                             ------       ------       ------       ------
                      Total Dividends and Distributions       (.32)        (.66)        (.62)        (.54)
                                                             ------       ------       ------       ------
Net Asset Value, End of Period.........................      $11.50       $11.50       $11.23       $11.29
                                                             ======       ======       ======       ======

Total Return(c)........................................       2.80%(d)     8.65%        5.17%       16.07%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $19,259      $15,431      $11,586       $4,699
   Ratio of Expenses to Average Net Assets.............       1.61%(e)     1.39%        1.60%        1.53%(e)
   Ratio of Net Investment Income to Average Net Assets       5.38%(e)     5.63%        5.53%        5.68%(e)
   Portfolio Turnover Rate.............................       16.3%(e)     10.8%        25.9%        10.1%(e)

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(g)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period...................      $11.42       $11.21       $11.27
Income from Investment Operations:
   Net Investment Income...............................         .31          .64          .47
   Net Realized and Unrealized Gain (Loss) on Investments       .02          .24        (.08)
                                                             ------       ------       ------
                       Total from Investment Operations         .33          .88          .39

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.31)        (.67)        (.45)
   Distributions from Capital Gains....................           -            -            -
                                                             ------       ------       ------
                      Total Dividends and Distributions       (.31)        (.67)        (.45)
                                                             ------       ------       ------
Net Asset Value, End of Period.........................      $11.44       $11.42       $11.21
                                                             ======       ======       ======

Total Return(c)........................................       2.88%(d)     8.19%        3.76%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,368       $4,152         $481
   Ratio of Expenses to Average Net Assets.............       1.58%(e)     1.79%        1.18%(e)
   Ratio of Net Investment Income to Average Net Assets       5.42%(e)     5.21%        5.84%(e)
   Portfolio Turnover Rate.............................       16.3%(e)     10.8%        25.9%(e)

*  Six Months Ended April 30, 1998.



See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................       $8.52        $8.27        $8.06        $7.83       $8.36        $8.15
Income from Investment Operations:
   Net Investment Income...............................         .33          .67          .68          .68         .63          .71
   Net Realized and Unrealized Gain (Loss) on Investments         -          .31          .23          .20       (.51)          .21
                                                              -----        -----        -----        -----       -----        -----
                       Total from Investment Operations         .33          .98          .91          .88         .12          .92

Less Dividends from Net Investment Income..............       (.34)        (.73)        (.70)        (.65)       (.65)        (.71)
                                                              -----        -----        -----        -----       -----        -----
Net Asset Value, End of Period.........................       $8.51        $8.52        $8.27        $8.06       $7.83        $8.36
                                                              =====        =====        =====        =====       =====        =====


Total Return(c)........................................       3.87%(d)    12.33%       11.88%       11.73%       1.45%       11.66%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $37,589      $38,239      $28,432      $23,396     $19,802      $19,154
   Ratio of Expenses to Average Net Assets.............       1.26%(e)     1.22%        1.26%        1.45%       1.46%        1.35%
   Ratio of Net Investment Income to Average Net Assets       7.87%(e)     7.99%        8.49%        8.71%       7.82%        8.57%
   Portfolio Turnover Rate.............................       56.3%(e)     39.2%        18.8%        40.3%       27.2%        23.4%

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(f)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period...................       $8.47        $8.22        $8.05        $7.64
Income from Investment Operations:
   Net Investment Income...............................         .30          .62          .60          .53
   Net Realized and Unrealized Gain (Loss) on Investments     (.01)          .28          .20          .38
                                                              -----        -----        -----        -----
                       Total from Investment Operations         .29          .90          .80          .91

Less Dividends from Net Investment Income..............       (.30)        (.65)        (.63)        (.50)
                                                              -----        -----        -----        -----
Net Asset Value, End of Period.........................       $8.46        $8.47        $8.22        $8.05
                                                              =====        =====        =====        =====

Total Return(c)........................................       3.43%(d)    11.31%       10.46%       12.20%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $8,697       $6,558       $2,113         $633
   Ratio of Expenses to Average Net Assets.............       2.07%(e)     2.13%        2.38%        2.10%(e)
   Ratio of Net Investment Income to Average Net Assets       7.07%(e)     7.03%        7.39%        7.78%(e)
   Portfolio Turnover Rate.............................       56.3%(e)     39.2%        18.8%        40.3%(e)

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(g)

Net Asset Value, Beginning of Period...................       $8.40        $8.20        $8.21
Income from Investment Operations:
   Net Investment Income...............................         .30          .62          .46
   Net Realized and Unrealized Gain (Loss) on Investments     (.01)          .26        (.03)
                                                              -----        -----        -----
                       Total from Investment Operations         .29          .88          .43

Less Dividends from Net Investment Income..............       (.31)        (.68)        (.44)
                                                              -----        -----        -----
Net Asset Value, End of Period.........................       $8.38        $8.40        $8.20
                                                              =====        =====        =====

Total Return(c)........................................       3.43%(d)    11.14%        5.60%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,919       $1,961         $124
   Ratio of Expenses to Average Net Assets.............       2.10%(e)     2.42%        1.59%(e)
   Ratio of Net Investment Income to Average Net Assets       7.04%(e)     6.70%        7.84%(e)
   Portfolio Turnover Rate.............................       56.3%(e)     39.2%        18.8%(e)

*  Six Months Ended April 30, 1998.



See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(h)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period...................       $9.88        $9.89        $9.90
Income from Investment Operations:
   Net Investment Income(b)............................         .28          .61          .38
   Net Realized and Unrealized Gain (Loss) on Investments     (.02)          .03        (.04)
                                                              -----        -----        -----
                       Total from Investment Operations         .26          .64          .34

Less Dividends from Net Investment Income..............       (.30)        (.65)        (.35)
                                                              -----        -----        -----
Net Asset Value, End of Period.........................       $9.84        $9.88        $9.89
                                                              =====        =====        =====

Total Return(c)........................................       2.64%(d)     6.75%        3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $24,125      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)..........        .90%(e)      .90%         .89%(e)
   Ratio of Net Investment Income to Average Net Assets       5.89%(e)     6.20%        6.01%(e)
   Portfolio Turnover Rate.............................       19.6%(e)     17.4%        16.5%(e)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(h)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period...................       $9.90        $9.89        $9.90
Income from Investment Operations:
   Net Investment Income(b)............................         .26          .56          .36
   Net Realized and Unrealized Gain (Loss) on Investments     (.02)          .04        (.05)
                                                              -----        -----        -----
                       Total from Investment Operations         .24          .60          .31

Less Dividends from Net Investment Income..............       (.27)        (.59)        (.32)
                                                              -----        -----        -----
Net Asset Value, End of Period.........................       $9.87        $9.90        $9.89
                                                              =====        =====        =====

Total Return(c)........................................       2.43%(d)     6.31%        3.32%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $928         $625         $112
   Ratio of Expenses to Average Net Assets(b)..........       1.25%(e)     1.24%        1.15%(e)
   Ratio of Net Investment Income to Average Net Assets       5.53%(e)     5.84%        5.75%(e)
   Portfolio Turnover Rate.............................       19.6%(e)     17.4%        16.5%(e)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(g)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period...................       $9.85        $9.88        $9.90
Income from Investment Operations:
   Net Investment Income(b)............................         .26          .54          .36
   Net Realized and Unrealized Gain (Loss) on Investments     (.02)          .03        (.06)
                                                              -----        -----        -----
                       Total from Investment Operations         .24          .57          .30

Less Dividends from Net Investment Income..............         .26        (.60)        (.32)
                                                              -----        -----        -----
Net Asset Value, End of Period.........................       $9.83        $9.85        $9.88
                                                              =====        =====        =====

Total Return(c)........................................       2.49%(d)     6.01%        3.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,744         $606          $83
   Ratio of Expenses to Average Net Assets(b)..........       1.50%(e)     1.48%        1.40%(e)
   Ratio of Net Investment Income to Average Net Assets       5.25%(e)     5.60%        5.64%(e)
   Portfolio Turnover Rate.............................       19.6%(e)     17.4%        16.5%(e)

*  Six Months Ended April 30, 1998.



See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
(unaudited)
Selected  data for a share of Capital  Stock  outstanding  throughout  each year ended October 31 (except as noted):
PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period...................      $12.38       $12.04       $11.98       $10.93      $12.62       $11.62
Income from Investment Operations:
   Net Investment Income...............................         .30          .63          .64          .65         .64          .66
   Net Realized and Unrealized Gain (Loss) on Investments       .06          .39          .07         1.05      (1.54)         1.11
                                                             ------       ------       ------       ------      ------       ------
                       Total from Investment Operations         .36         1.02          .71         1.70       (.90)         1.77

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.31)        (.68)        (.65)        (.65)       (.63)        (.66)
   Distributions from Capital Gains....................           -            -            -            -       (.16)        (.11)
                                                             ------       ------       ------       ------      ------       ------
                      Total Dividends and Distributions       (.31)        (.68)        (.65)        (.65)       (.79)        (.77)
                                                             ------       ------       ------       ------      ------       ------
Net Asset Value, End of Period.........................      $12.43       $12.38       $12.04       $11.98      $10.93       $12.62
                                                             ======       ======       ======       ======      ======       ======
Total Return(c)........................................       2.90%(d)     8.71%        6.08%       16.03%     (7.41)%       15.70%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $196,934     $193,007     $187,180     $179,715    $171,425     $177,480
   Ratio of Expenses to Average Net Assets.............        .82%(e)      .79%         .78%         .83%        .91%         .89%
   Ratio of Net Investment Income to Average Net Assets       4.93%(e)     5.14%        5.34%        5.67%       5.49%        5.45%
   Portfolio Turnover Rate.............................        9.9%(e)      8.9%         9.8%        17.6%       20.6%        20.3%

PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(f)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period...................      $12.39       $12.02       $11.96       $10.56
Income from Investment Operations:
   Net Investment Income...............................         .27          .55          .55          .50
   Net Realized and Unrealized Gain (Loss) on Investments       .05          .40          .06         1.38
                                                             ------       ------       ------       ------
                       Total from Investment Operations         .32          .95          .61         1.88

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.27)        (.58)        (.55)        (.48)
   Distributions from Capital Gains....................           -            -            -            -
                                                             ------       ------       ------       ------
                      Total Dividends and Distributions       (.27)        (.58)        (.55)        (.48)
                                                             ------       ------       ------       ------
Net Asset Value, End of Period.........................      $12.44       $12.39       $12.02       $11.96
                                                             ======       ======       ======       ======

Total Return(c)........................................       2.57%(d)     8.08%        5.23%       17.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $9,907       $7,783       $5,794       $3,486
   Ratio of Expenses to Average Net Assets.............       1.41%(e)     1.45%        1.52%        1.51%(e)
   Ratio of Net Investment Income to Average Net Assets       4.35%(e)     4.46%        4.59%        4.78%(e)
   Portfolio Turnover Rate.............................        9.9%(e)      8.9%         9.8%        17.6%(e)

*  Six Months Ended April 30, 1998.



See accompanying notes.

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                               Former Fund Name                                       New Fund Name
                                ----------------                                       -------------
                  Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
                  Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
                  Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
                  Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
                  Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,      Per Share       Ratio of Expenses
                                                      Except      Net Investment      to Average Net         Amount
                                                     as Noted         Income              Assets             Waived
                                                   ------------   --------------     -----------------       ------
         Principal Bond Fund, Inc.:
              Class A                                 1998*            $.35               1.00%(e)          $ 37,310
                                                      1997              .74                .98                41,256
                                                      1996              .76                .97                22,536
                                                      1995              .77               1.02                86,018
                                                      1994              .77               1.09               120,999
                                                      1993              .79               1.07               111,162

              Class B                                 1998*             .32               1.71(e)              5,634
                                                      1997              .66               1.79                 8,982
                                                      1996              .67               1.79                 5,874
                                                      1995(c)           .62               1.62(e)                300

              Class R                                 1998*             .32               1.64(e)              7,344
                                                      1997              .69               1.78                10,427
                                                      1996(f)           .51               1.28(e)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1998*             .27               1.14(e)             27,369
                                                      1997              .59               1.15                46,271
                                                      1996(g)           .37               1.16(e)             22,716

              Class B                                 1998*             .22               2.33(e)              4,050
                                                      1997              .46               3.82                 6,528
                                                      1996(g)           .34               1.94(e)                259

              Class R                                 1998*             .24               2.29(e)              4,682
                                                      1997              .43               2.95                 6,831
                                                      1996(f)           .35               1.79(e)                 60

         * Six Months ended April 30, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights (Continued)

(f) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                                        Per Share            Per Share
                                                                     Net Investment         Unrealized
                                                                         Income               (Loss)
                                                                     --------------         ----------

              Principal Bond Fund, Inc.                                   $.01                  $ --
              Principal Government Securities Income Fund, Inc.            .01                  (.02)
              Principal High Yield Fund, Inc.                              .01                  (.03)
              Principal Tax-Exempt Bond Fund, Inc.                         --                   (.05)

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                                                 Per Share
                                                                              Unrealized (Loss)
                                                                              -----------------
              Principal Bond Fund, Inc.                                             $(.03)
              Principal Government Securities Income Fund, Inc.                      (.03)
              Principal Limited Term Bond Fund, Inc.                                 (.02)

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Mutual Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

April 30, 1998

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                               Principal Cash                          Principal Tax-Exempt
                                                                 Management                               Cash Management
MONEY MARKET FUNDS                                               Fund, Inc.                                 Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------

    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                  $759,141,903                               $76,165,541
    Cash......................................                       592,046                                   133,692
    Receivables:
       Interest ..............................                     1,770,255                                   575,749
       Capital Stock sold.....................                     2,631,939                                    90,304
    Other assets..............................                        27,261                                     3,853
                                                                ------------                               -----------
                                 Total Assets                    764,163,404                                76,969,139

    Liabilities
    Accrued expenses..........................                       725,742                                    58,621
    Capital Stock reacquired..................                       325,655                                    --
                                                                ------------                               -----------
                            Total Liabilities                      1,051,397                                    58,621
                                                                ------------                               -----------

    Net Assets Applicable to
    Outstanding Shares........................                  $763,112,007                               $76,910,518
                                                                ============                               ===========

    Net Assets Consist of:
    Capital Stock.............................                  $  7,631,120                               $   769,105
    Additional paid-in capital................                   755,480,887                                76,141,413
                                                                ------------                               -----------

                             Total Net Assets                   $763,112,007                               $76,910,518
                                                                ============                               ===========


    Capital Stock (par value: $.01 a share):
    Shares authorized.........................                 2,000,000,000                             1,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                  $756,244,482                               $76,910,518
             Shares issued and outstanding....                   756,244,482                                76,910,518
             Net asset value per share........                        $1.000                                    $1.000
                                                                      ======                                    ======


    Class B: Net Assets.......................                    $1,417,978                                      N/A
             Shares issued and outstanding....                     1,417,978                                      N/A
             Net asset value per share(a).....                        $1.000                                      N/A
                                                                      ======                                    ======

    Class R: Net Assets.......................                    $5,449,547                                      N/A
             Shares issued and outstanding....                     5,449,547                                      N/A
             Net asset value per share........                        $1.000                                      N/A
                                                                      ======                                    ======


    (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Six Months Ended April 30, 1998

                                                                                                      STATEMENTS OF OPERATIONS
                                                                                                                   (unaudited)

                                                               Principal Cash                          Principal Tax-Exempt
                                                                 Management                               Cash Management
MONEY MARKET FUNDS                                               Fund, Inc.                                 Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------

    Net Investment Income
    Interest income.........................                   $23,224,719                                  $1,772,811

    Expenses:
       Management and investment
          advisory fees (Note 3)............                     1,465,658                                     238,376
       Distribution and shareholder
          servicing fees (Notes 1 and 3)....                         8,818                                     --
       Transfer and administrative
          services (Notes 1 and 3)..........                       731,402                                      86,202
       Registration fees (Note 1)...........                        49,339                                       9,765
       Custodian fees.......................                         7,133                                       3,072
       Auditing and legal fees..............                         2,316                                       3,545
       Directors' fees......................                         3,576                                       3,576
       Other................................                        28,931                                       3,683
                                                               -----------                                  ----------
                        Total Gross Expenses                     2,297,173                                     348,219
       Less:  Management and investment
          advisory fees waived..............                         1,343                                       4,098
                                                               -----------                                  ----------
                          Total Net Expenses                     2,295,830                                     344,121


                                                               -----------                                  ----------
                       Net Investment Income                   $20,928,889                                  $1,378,690
                                                               ===========                                  ==========

   See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)


                                                              Principal Cash                          Principal Tax-Exempt
                                                               Management                                 Cash Management
MONEY MARKET FUNDS                                              Fund, Inc.                                 Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Six Months
                                                      Six Months           Year                       Ended            Year
                                                         Ended             Ended                    April 30,          Ended
                                                       April 30,        October 31,                   1998,         October 31,
                                                         1998              1997                  Except as Noted       1997

    Operations
    Net investment income ..................      $   20,928,889      $   39,246,307              $  1,378,690     $  2,962,416

    Dividends to Shareholders from Net
    Investment Income:
       Class A..............................         (20,800,239)        (39,078,437)               (1,378,590)      (2,961,821)
       Class B..............................             (21,097)            (33,816)                     (100)(a)         (595)
       Class R .............................            (107,553)           (134,054)                  N/A             N/A
                                                  --------------      --------------              ------------     ------------
                             Total Dividends         (20,928,889)        (39,246,307)               (1,378,690)      (2,962,416)

    Capital Share Transactions (Note 4)
    Shares sold:
       Class A..............................       1,672,811,480       3,393,711,785               159,831,568      372,738,780
       Class B..............................           1,325,133           3,168,600                   --              --
       Class R .............................           3,346,289           6,448,386                   N/A             N/A

    Shares issued in reinvestment of dividends:
       Class A..............................          20,610,794          38,790,163                 1,355,178        2,914,790
       Class B..............................              20,333              29,671                        85(a)           595
       Class R .............................             104,838             129,398                   N/A             N/A

    Shares redeemed:
       Class A..............................      (1,773,249,386)     (3,291,392,367)             (183,215,338)    (375,196,233)
       Class B..............................            (919,586)         (2,725,899)                  (27,749)(a)     --
       Class R .............................          (2,297,544)         (3,921,162)                  N/A             N/A
                                                  --------------      --------------              ------------     ------------
       Net Increase (Decrease) in Net Assets
             from Capital Share Transactions         (78,247,649)        144,238,575               (22,056,256)         457,932
                                                  --------------      --------------              ------------     ------------

                   Total Increase (Decrease)         (78,247,649)        144,238,575               (22,056,256)         457,932
    Net Assets
    Beginning of period.....................         841,359,656         697,121,081                98,966,774       98,508,842
                                                  --------------      --------------              ------------     ------------
    End of period ..........................      $  763,112,007      $  841,359,656              $ 76,910,518     $ 98,966,774
                                                  ==============      ==============              ============     ============



    (a) For the period November 1, 1997 through December 29, 1997 (date Class B operations ceased).

   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

  Principal Cash Management Fund, Inc.
  Principal Tax-Exempt Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. (the "Money Market Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On December 29, 1997, Principal Tax-Exempt Cash Management Fund, Inc. ceased offering Class B shares. All outstanding Class B shares were redeemed at that date.

Effective January 1, 1998, the following changes were made to the names of the Money Market Funds:

               Former Fund Name                     New Fund Name
               ----------------                     -------------
 Princor Cash Management Fund, Inc.   Principal Cash Management Fund, Inc.
 Princor Tax-Exempt Cash              Principal Tax-Exempt Cash
   Management Fund, Inc.                Management Fund, Inc.

A significant portion of the assets in Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. Class A shares has been invested via Principal Financial Securities, Inc. ("PFS"), an affiliated broker-dealer. PFS was sold in January, 1998. A portion of the assets of PFS clients was redeemed in March, 1998. In May, 1998, additional redemptions of approximately $496 million and $56 million were made from Principal Cash Management Fund, Inc. and Principal Tax-Exempt Cash Management Fund, Inc. Class A shares, respectively.

Shares of the Money Market Funds are sold at net asset value; no sales charge applies to purchases of the Money Market Funds. Principal Cash Management Fund, Inc. Class B shares are sold without an initial sales charge, but are subject to a declining deferred sales charge ("CDSC") of up to 4.00% on certain redemptions redeemed within six years of purchase. Principal Cash Management Fund, Inc. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares based on relative net asset value (without a sales charge) after four years. All classes of the Principal Cash Management Fund, Inc. represent interests in the same portfolio of investments and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Money Market Funds Boards of Directors declare separate dividends on each class.

The Money Market Funds allocate daily all income, expenses (other than class-specific expenses), and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the six months ended April 30, 1998, except as noted, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                    Distribution and                Transfer and
                                               Shareholder Servicing Fees      Administrative Services         Registration Fees
                                               --------------------------     -------------------------    -------------------------
                                                Class A  Class B  Class R     Class A  Class B  Class R    Class A  Class B  Class R
                                               --------  -------  -------     -------  -------  -------    -------  -------  -------
  Principal Cash Management Fund, Inc.             N/A    $1,601   $7,217    $297,300    $403     $1,345    $7,179  $5,040   $6,718
  Principal Tax-Exempt Cash Management Fund, Inc.  N/A      --*      N/A       17,657       6*      N/A      5,246     933*     N/A

  *  For the period November 1, 1997 through December 29, 1997 (date Class B operations ceased).

The Money Market Funds value their securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Money Market Funds record investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis.

The Money Market Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading acount. The order permits the Money Market Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation (formerly known as Princor Management Corporation) (the "Manager"). These balances may be invested in one or more short-term instruments.

The Money Market Funds declare all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended October 31, 1997 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The  Money  Market  Funds'  investments  are with  various  issuers  in  various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentration of credit risk by issuer and industry.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Money Market Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Money Market Funds are as follows:

                                                                                  Net Asset Value of Funds
                                                                                        (in millions)
                                                           ----------------------------------------------------------------------
                                                            First           Next            Next            Next            Over
                                                            $100            $100            $100            $100            $400
                                                           ------          -----           -----           -----           ------
   Principal Cash Management Fund, Inc.                    0.50%           0.45%           0.40%           0.35%           0.30%
   Principal Tax-Exempt Cash Management Fund, Inc.         0.50%           0.45%           0.40%           0.35%           0.30%

The  Money   Market   Funds  also   reimburse   the  Manager  for  transfer  and
administrative services, including the cost of accounting, data processing, supplies and other services rendered.

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Manager voluntarily waives a portion of its fee for the Money Market Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits which were maintained at or below those shown, are as follows:

                                                                                Amount
                                                                                Waived
                                                               ------------------------------------------
                                                                  Six Months
                                                                    Ended
                                                               April 30, 1998,              Year Ended               Expense
                                                               Except as Noted           October 31, 1997             Limit
                                                               ---------------           ----------------            --------
  Principal Cash Management Fund, Inc.(a)
    Class A                                                       $ --                       $   --                   0.75%
    Class B                                                        1,343                        5,492                 1.50
    Class R                                                         --                          2,441                 1.25(b)
  Principal Tax-Exempt Cash Management Fund, Inc.
    Class A                                                        3,194                       27,978                 0.75
    Class B                                                          904(c)                     5,807                 1.50(c)

  (a) For the period  November 1, 1997 through  February 28, 1998 (date  waivers ceased).
  (b) For the period March 1, 1996 through March 2, 1997, the expense limit was 1.50%.
  (c) For the period November 1, 1997 through December 29, 1997 (date Class B operations ceased).

The manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Principal Tax-Exempt Cash Management Fund, Inc. through October 31, 1998. The manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75%, and for Class B shares at 4.00%, of the lesser of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the six months ended April 30, 1998, was $1,407 and $10,830 for Principal Cash Management Fund, Inc. for Class A and Class B shares, respectively. There were no charges retained by Princor Financial Services Corporation for Principal Tax-Exempt Cash Management Fund, Inc.

No brokerage commissions were paid by the Money Market Funds to affiliated broker dealers during the periods.

Principal Cash Management Fund, Inc. adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of the fund. The Fund also adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of the fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to Principal Cash Management Fund, Inc. There are no distribution or shareholder servicing fees with respect to Class A shares.

At April 30, 1998, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company, benefit plans sponsored on behalf of Principal Mutual Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Mutual Life Insurance Company is a participant) owned shares of the Money Market Funds as follows:

                                                                    Class A                  Class B                    Class R
                                                                  ----------                 -------                    -------
   Principal Cash Management Fund, Inc.                           17,706,279                  29,825                    27,489
   Principal Tax-Exempt Cash Management Fund, Inc.                 1,028,054                    N/A                       N/A

Note 4 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                      Principal Cash                  Principal Tax-Exempt
                                                                        Management                       Cash Management
                                                                        Fund, Inc.                         Fund, Inc.
                                                                      --------------                  --------------------
  Six Months Ended, except as Noted April 30, 1998:
  Shares sold:
    Class A ...........................................                1,672,811,480                        159,831,568
    Class B ...........................................                    1,325,133                           --*
    Class R ...........................................                    3,346,289                            N/A
  Shares issued in reinvestment of dividends:
    Class A ...........................................                   20,610,794                          1,355,178
    Class B ...........................................                       20,333                                 85*
    Class R  ..........................................                      104,838                            N/A
  Shares redeemed:
    Class A ...........................................               (1,773,249,386)                      (183,215,338)
    Class B ...........................................                     (919,586)                           (27,749)*
    Class R ...........................................                   (2,297,544)                           N/A
                                                                       -------------                        -----------
                                           Net Decrease                  (78,247,649)                       (22,056,256)
                                                                       =============                        ===========

  Year Ended October 31, 1997:
  Shares sold:
    Class A ...........................................                3,393,711,785                        372,738,780
    Class B ...........................................                    3,168,600                           --
    Class R ...........................................                    6,448,386                            N/A
  Shares issued in reinvestment of dividends:
    Class A ...........................................                   38,790,163                          2,914,790
    Class B ...........................................                       29,671                                595
    Class R  ..........................................                      129,398                            N/A
  Shares redeemed:
    Class A ...........................................               (3,291,392,367)                      (375,196,233)
    Class B ...........................................                   (2,725,899)                           (41,568)
    Class R ...........................................                   (3,921,162)                           N/A
                                                                       -------------                        -----------
                                           Net Increase                  144,238,575                            457,932
                                                                       =============                        ===========

  * For the period November 1, 1997 through December 29, 1997 (date Class B operation ceased).

Note 5 -- Line of Credit

The Money Market Funds participate with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $40,000,000, collectively.
Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .08% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At April 30, 1998, the Money Market Funds had no outstanding borrowings under the line of credit.

Note 6 -- Year 2000 Problem

Like other mutual funds, financial and business organizations and individuals around the world, the Money Market Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems it uses and to obtain reasonable assurances that comparable steps are being taken by each fund's other major service providers. At this time, however there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

SCHEDULES OF INVESTMENTS




PRINCIPAL CASH MANAGEMENT FUND, INC.
--------------------------------------------------------------------------------
                                            Principal
                                             Amount                      Value
--------------------------------------------------------------------------------
Commercial Paper (91.15%)

Asset-Backed Securities (8.31%)
   CXC, Inc.;
     5.51%; 5/7/98                         $ 6,000,000             $  5,994,490
     5.52%; 5/8/98                           4,375,000                4,370,304
     5.53%; 5/18/98                          5,000,000                4,986,943
     5.53%; 6/11/98                          3,000,000                2,981,106
     5.51%; 6/19/98                          5,500,000                5,458,752
   Ciesco L.P.;
     5.50%; 5/12/98                          5,000,000                4,991,597
   Corporate Asset Funding Co.;
     5.53%; 5/7/98                           8,250,000                8,242,396
     5.51%; 5/28/98                          2,725,000                2,713,739
     5.52%; 6/4/98                           1,600,000                1,591,659
   Corporate Receivables Corp.;
     5.53%; 5/7/98                          12,000,000               11,988,940
   Sheffield Receivables Corp.;
     5.50%; 6/3/98                           3,500,000                3,482,354
     5.50%; 6/18/98                          4,000,000                3,970,667
     5.54%; 6/29/98                          2,650,000                2,625,939
                                                                   ------------
                                                                     63,398,886

Business Credit Institutions (7.92%)
   American Express Credit Corp.;
     5.49%; 5/7/98                          15,000,000               14,986,275
     5.51%; 5/7/98                           1,800,000                1,798,347
   AON Corp.;
     5.53%; 5/7/98                          14,000,000               13,987,097
     5.54%; 6/5/98                           3,250,000                3,232,495
   CIT Group Holdings, Inc.;
     5.51%; 5/7/98                          25,000,000               24,977,042
   General Electric Capital Corp.;
     5.44%; 1/15/99                          1,500,000                1,441,293
                                                                   ------------
                                                                     60,422,549
Commercial Banks (2.83%)
   Norwest Corp.;
     5.50%; 5/7/98                          21,625,000               21,605,177

Crude Petroleum & Natural Gas (5.04%)
   Chevron Oil Finance Co.;
     5.48%; 5/7/98                          10,000,000                9,990,867
     5.51%; 5/7/98                          14,000,000               13,987,143
     5.52%; 5/7/98                          14,500,000               14,486,660
                                                                   ------------
                                                                     38,464,670
Cutlery, Handtools & Hardware (0.13%)
   Stanley Works;
     5.53%; 5/14/98                          1,000,000                  998,003

Department Stores (5.07%)
   Sears Roebuck Acceptance Corp.;
     5.54%; 5/4/98                           9,500,000                9,495,614
     5.50%; 5/7/98                           5,175,000                5,170,256
     5.52%; 5/7/98                           5,000,000                4,995,400
     5.53%; 5/7/98                          19,000,000               18,982,489
                                                                   ------------
                                                                     38,643,759
Electric Services (2.01%)
   CommEd Fuel Co., Inc.;
     LOC Canadian Imperial Bank of
     Commerce; 5.50%; 6/18/98              $ 1,991,000             $  1,976,399
   CommEd Fuel Co., Inc.;
     LOC First National Bank of Chicago;
     5.52%; 5/27/98                          2,000,000                1,992,027
     5.51%; 6/4/98                           3,500,000                3,481,786
     5.50%; 6/16/98                          4,000,000                3,971,889
     5.50%; 8/7/98                           4,000,000                3,940,111
                                                                   ------------
                                                                     15,362,212
Farm & Garden Machinery (5.14%)
   Deere & Co.;
     5.49%; 5/7/98                           8,000,000                7,992,680
     5.50%; 5/7/98                          19,250,000               19,232,354
     5.51%; 5/7/98                           9,000,000                8,991,735
     5.50%; 5/22/98                          3,000,000                2,990,375
                                                                   ------------
                                                                     39,207,144
Finance Services (6.16%)
   Mitsubishi  International  Corp.;
     5.56%; 5/4/98                           6,500,000                6,496,988
     5.58%; 5/4/98                          15,000,000               14,993,025
     5.55%; 5/6/98                          10,000,000                9,992,292
     5.56%; 5/21/98                          2,650,000                2,641,815
     5.50%; 7/8/98                           3,000,000                2,968,833
     5.53%; 7/21/98                          1,500,000                1,481,336
   PHH Corp.;
     5.51%; 5/7/98                           6,300,000                6,294,215
     5.51%; 6/30/98                          2,175,000                2,155,026
                                                                   ------------
                                                                     47,023,530
Foreign Banks, Branches &
Agencies (1.96%)
   Barclays U.S. Funding Corp.;
     5.50%; 5/7/98                          15,000,000               14,986,250

Investment Offices (0.32%)
   Morgan Stanley Group, Inc.;
     5.49%; 7/22/98                          2,500,000                2,468,738

Life Insurance (5.10%)
   American General Corp.;
     5.53%; 5/5/98                           5,000,000                4,996,928
     5.50%; 5/7/98                          11,175,000               11,164,756
     5.51%; 5/7/98                          14,750,000               14,736,455
     5.54%; 5/7/98                           5,000,000                4,995,383
5.52%; 5/19/98                               3,000,000                2,991,720
                                                                   ------------
                                                                     38,885,242
Measuring & Controlling Devices (0.79%)
   Johnson Controls, Inc.;
     5.50%; 5/27/98                          3,025,000                3,012,984
     5.50%; 5/28/98                          3,000,000                2,987,625
                                                                   ------------
                                                                      6,000,609
Miscellaneous Amusement, Recreation
Service (1.33%)
   Walt Disney Co.;
     5.52%; 5/7/98                          10,173,000               10,163,641

Miscellaneous Electrical Equipment &
Supplies (4.25%)
   General Electric Co.;
     5.54%; 5/6/98                         $10,000,000             $  9,992,306
     5.51%; 5/7/98                          20,000,000               19,981,633
     5.50%; 6/1/98                           2,500,000                2,488,160
                                                                   ------------
                                                                     32,462,099
Miscellaneous Food & Kindred
Products (1.57%)
   Nestle Capital Corp.;
     5.50%; 5/7/98                          12,000,000               11,989,000

Miscellaneous Investing (0.72%)
   Delaware Funding Corp.;
     5.53%; 5/14/98                          3,000,000                2,994,009
     5.50%; 5/22/98                          2,500,000                2,491,979
                                                                   ------------
                                                                      5,485,988
Miscellaneous Manufacturers (0.43%)
   Dover Corp.;
     5.50%; 6/10/98                          3,300,000                3,279,833

Mortgage Bankers & Brokers (1.88%)
   Countrywide Home Loan, Inc.;
     5.52%; 5/13/98                          3,000,000                2,994,480
     5.55%; 5/13/98                          2,900,000                2,894,635
     5.54%; 5/20/98                          3,000,000                2,991,228
     5.55%; 5/21/98                          3,000,000                2,990,750
     5.56%; 5/29/98                          2,500,000                2,489,189
                                                                   ------------
                                                                     14,360,282
Paint, Glass & Wallpaper Stores (0.22%)
   Sherwin-Williams Co.;
     5.51%; 6/29/98                          1,675,000                1,659,874

Personal Credit Institutions (15.69%)
   Associates First Capital Corp.;
     5.53%; 5/4/98                           4,000,000                3,998,157
     5.51%; 5/7/98                           8,000,000                7,992,653
     5.52%; 5/7/98                          20,600,000               20,581,048
   Beneficial Corp.;
     5.53%; 5/1/98                           9,975,000                9,975,000
     5.53%; 5/7/98                           2,050,000                2,048,111
   Comoloco, Inc.;
     5.60%; 5/8/98                             400,000                  399,564
     5.64%; 5/8/98                           1,100,000                1,098,794
     5.54%; 5/15/98                          2,000,000                1,995,691
     5.70%; 5/29/98                          1,350,000                1,344,015
     5.66%; 6/12/98                          1,050,000                1,043,067
     5.62%; 9/8/98                           4,350,000                4,261,719
     5.46%; 12/18/98                         1,500,000                1,447,447
     5.47%; 12/18/98                         1,000,000                  964,901
     5.44%; 1/15/99                          1,000,000                  960,862
     5.51%; 1/25/99                          1,000,000                  958,828
   General Motors Acceptance Corp.;
     5.52%; 5/7/98                           8,700,000                8,691,996
     5.59%; 5/26/98                          7,000,000                6,972,826
     5.68%; 7/9/98                           7,500,000                7,418,350
   Transamerica Finance Corp.;
     5.54%; 5/4/98                         $10,000,000             $  9,995,383
     5.52%; 5/5/98                          11,000,000               10,993,254
     5.51%; 5/7/98                           5,000,000                4,995,408
     5.56%; 5/7/98                           7,000,000                6,993,514
     5.50%; 6/2/98                           4,625,000                4,602,389
                                                                   ------------
                                                                    119,732,977
Security Brokers & Dealers (14.28%)
   Bear Stearns Cos., Inc.;
     5.52%; 5/7/98                          15,000,000               14,986,200
     5.53%; 5/7/98                           8,500,000                8,492,166
     5.55%; 5/7/98                          12,000,000               11,988,900
     5.51%; 7/17/98                          3,000,000                2,964,644
   Goldman Sachs Group L.P.;
     5.51%; 5/7/98                          20,000,000               19,981,633
     5.53%; 5/7/98                          12,000,000               11,988,940
   Merrill Lynch & Co., Inc.;
     5.52%; 5/7/98                           8,000,000                7,992,640
     5.57%; 5/8/98                           2,150,000                2,147,671
     5.60%; 5/29/98                          1,300,000                1,294,338
     5.65%; 6/12/98                          8,000,000                7,947,267
     5.49%; 6/17/98                          3,000,000                2,978,498
     5.51%; 7/2/98                           7,500,000                7,428,829
     5.63%; 9/1/98                           7,500,000                7,355,731
     5.43%; 10/16/98                         1,500,000                1,461,990
                                                                   ------------
                                                                    109,009,447
                                                                   ------------

                          Total Commercial Paper                    695,609,910

Bank Notes (3.54%)

Commercial Banks (3.54%)
   BankBoston, N.A.;
     5.97%; 10/23/98                         5,000,000                5,000,000
   LaSalle National Bank;
     5.88%; 6/25/98                          7,000,000                7,000,000
   Morgan Guaranty Trust Company;
     5.93%; 8/31/98                          5,000,000                4,999,915
   Morgan Guaranty Trust Company;
     Certificate of Deposit;
     5.84%; 7/28/98                         10,000,000                9,999,077
                                                                   ------------

                                Total Bank Notes                     26,998,992
Bonds (4.79%)

Business Credit Institutions (1.02%)
   CIT Group Holdings, Inc.
     Medium-Term Notes;
     6.13%; 9/1/98                           7,000,000                7,005,182
     5.88%; 11/9/98                            750,000                  750,332
                                                                   ------------
                                                                      7,755,514
Personal Credit Institutions (3.77%)
   Associates Corp. of North America
     Senior Notes;
     6.63%; 5/15/98                          3,500,000                3,500,846
     6.38%; 8/15/98                          8,400,000                8,409,746
     5.25%; 9/1/98                           4,300,000                4,289,994
     6.50%; 9/9/98                           1,800,000                1,803,747
     6.25%; 3/15/99                          1,250,000                1,255,049
   Avco Financial Services, Inc.
     Senior Notes;
     5.50%; 5/1/98                           6,500,000                6,500,000
   Ford Motor Credit Co. Notes;
     9.25%; 6/15/98                          1,000,000                1,003,993
   Norwest Financial, Inc. Senior Notes;
     8.50%; 8/15/98                          2,000,000                2,014,112
                                                                   ------------
                                                                     28,777,487
                                                                   ------------

                                     Total Bonds                     36,533,001
                                                                   ------------

            Total Portfolio Investments (99.48%)                    759,141,903

Cash, receivables and other assets, net of
   liabilities (0.52%)                                                3,970,104
                                                                   ------------

                      Total Net Assets (100.00%)                   $763,112,007
                                                                   ============
PRINCIPAL TAX-EXEMPT CASH MANAGEMENT
FUND, INC.
--------------------------------------------------------------------------------
                                            Principal
                                             Amount                      Value
--------------------------------------------------------------------------------
Short-Term Tax-Exempt Bonds (99.03%)

Alabama (2.73%)
   City of Stevenson, Alabama,
     IDB, Improvement Rev. Bonds,
     The Mead Corp., Series 1986;
     LOC Credit Suisse;
     4.25%; 5/1/98*; 11/1/16                $2,100,000              $ 2,100,000

Alaska (5.61%)
   Alaska Industrial Dev. & Export
     Authority, IDB Current Ref. Bonds,
     Series 1988A; LOC Security Pacific
     Bank Washington;
     Lot #5; 4.10%; 5/7/98*; 7/1/98          1,415,000                1,415,000
     Lot #6; 4.10%; 5/7/98*; 7/1/01          1,395,000                1,395,000
     Lot #7; 4.10%; 5/7/98*; 7/1/01            125,000                  125,000
     Lot #8; 4.10%; 5/7/98*; 7/1/05            160,000                  160,000
     Lot #9; 4.10%; 5/7/98*; 7/1/05            220,000                  220,000
     Lot #12; 4.10%; 5/7/98*; 7/1/12         1,000,000                1,000,000
                                                                    -----------
                                                                      4,315,000
Arizona (1.69%)
   Chandler County, Arizona, IDA, F/R
     Monthly IDR, Parsons Municipal
     Services, Series 1983; LOC
     Bank of America;
     3.85%; 5/15/98*; 12/15/09               1,300,000                1,300,000
California (2.60%)
   County of  Los Angeles, California,
     1996-1997 Tax & Rev. Anticipation
     Notes; 4.50%; 6/30/98                  $2,000,000              $ 2,002,052

Colorado (8.00%)
   Adams County, Colorado, IDR Bonds,
     City View Park Project, Series 1985;
     LOC Barclays Bank;
     4.10%; 5/7/98*; 12/1/15                 2,000,000                2,000,000
   City of Thornton, Colorado, F/R
     Monthly IDR, Service Merchandise
     Co., Inc., Series 1984; LOC CIBC;
     3.80%; 5/15/98*; 12/15/99                 100,000                  100,000
   South Denver Metropolis District,
     City & County of Denver, Colorado,
     General Obligation Bonds, Series
     1985; LOC Barclays Bank;
     3.70%; 5/31/98**; 12/1/05               4,050,000                4,050,000
                                                                    -----------
                                                                      6,150,000
Georgia (2.21%)
   Burke County, Georgia, Dev. Authority,
     Pollution Control Note, Ogelthorpe
     Vogtle Project, LOC AMBAC
     Insurance Policy; Series 1997B;
      3.80%; 5/28/98                         1,500,000                1,500,000
   Hapeville, Georgia, Dev. Authority,
     Adj. Tender IDR Bonds, Hapeville
     Hotel Ltd., Partnership Project,
     Series 1985; LOC Deutch Bank
     Corp.; 4.25%; 5/1/98*; 11/1/15            200,000                  200,000
                                                                    -----------
                                                                      1,700,000
Idaho (1.30%)
   State of Idaho Tax Anticipation
     Notes, Series 1997;
     4.63%; 6/30/98;                         1,000,000                1,001,179

Illinois (10.66%)
   Chicago, Illinois, Cook County CSX
     Beckett Aviation, Inc., F/R Monthly
     Airport Rev. Bonds; LOC Barclays
      Bank; 3.36%; 5/15/98*; 12/15/14        1,000,000                1,000,000
   City of Burbank, Illinois, F/R Monthly
     IDR, Service Merchandise Co., Inc.,
     Series 1984; LOC CIBC;
     3.80%; 5/15/98*; 9/15/24                2,100,000                2,100,000
   City of Galesburg, Illinois, Knox College
     Project, Series 1996; LOC LaSalle
     National Bank;
     4.10%; 5/7/98*; 3/1/31                  3,700,000                3,700,000
   City of  Naperville, Illinois, Economic
     Dev. Rev. Bonds, Service Merchandise
     Co., Inc.; LOC CIBC;
     3.80%; 5/15/98*; 11/30/24               1,400,000                1,400,000
                                                                    -----------
                                                                      8,200,000
Indiana (5.96%)
   Allen County, Indiana Econ. Dev. Rev.
     Golden Years Homestead, Series
     1996; LOC Norwest Bank Minnesota,
     N.A.; 4.00%; 5/7/98*; 8/1/21            2,100,000                2,100,000
   Indiana Health Authority Fac., Ref. Rev.
     Bonds, Pathfinders Series 1967;
     LOC Norwest Bank Minnesota, N.A.;
     4.00%; 5/7/98*; 11/1/19                $2,485,000              $ 2,485,000
                                                                    -----------
                                                                      4,585,000
Iowa (9.66%)
   City of Storm Lake, Iowa, Private
     College Rev. Bonds, Buena Vista
     College, Series 1993; LOC Norwest
     Bank Minnesota, N.A.;
     4.35%; 5/7/98*; 12/1/03                   700,000                  700,000
   Iowa Finance Authority Housing H/Care,
     Rev. Bonds, Wesley Project, Series
     1997; LOC Norwest Bank Minnesota,
     N.A.; 4.10%; 5/7/98* 4/1/05               955,000                  955,000
   Iowa Higher Education Loan Authority
     Fac., Rev. Bonds, Series 1995;
     LOC Norwest Bank Minnesota, N.A.;
      4.35%; 5/7/98*; 2/1/05                 1,200,000                1,200,000
   Iowa Higher Education Loan Authority
     Fac., Rev. Bonds, St. Ambrose, Series
     1997; LOC Norwest Bank Minnesota,
     N.A.; 4.10%; 5/7/98* 2/1/07             1,575,000                1,575,000
   Woodbury County, Iowa, Education Fac.,
     Rev. Bonds, Siouxland, Series 1996;
     LOC Firstar Bank Milwaukee, N.A.;
     4.10%; 5/7/98*; 11/1/16                 3,000,000                3,000,000
                                                                    -----------
                                                                      7,430,000
Louisiana (6.11%)
   Jefferson Parish, Louisiana, Hospital
     Rev. Bonds, Jefferson Parish Hospital
     Service, District #2, Customized
     Purchase Program, Series 1985;
     Insured by FGIC;
     4.05%; 5/7/98*; 12/1/15                 3,300,000                3,300,000
   Jefferson Parish, Louisiana, IDB Rev.
     Ref. Bonds, George J. Achel, Sr.
     Project, Series 1986; LOC Barclays
     Bank; 4.10%; 5/7/98*; 12/1/04           1,400,000                1,400,000
                                                                    -----------
                                                                      4,700,000
Maryland (0.17%)
   Montgomery County, Maryland, F/R
     Monthly IDA, Information Systems
     & Networks; LOC PNC Bank;
     3.85%; 5/7/98*; 4/1/14                    130,000                  130,000

Michigan (0.52%)
   Township of Cornell, Michigan,
     The Economic Dev. Corp.,
     Environmental Improvement
     Rev. Ref. Bonds, Series 1986,
     Mead Escanaba Paper Co. Project;
     LOC Bank of America;
     4.15%; 5/1/98*; 11/1/16                   400,000                  400,000

Minnesota (7.35%)
   City of Coon Rapids, Minnesota
     Rev. Bonds for Health Central
     System, Series 1985; LOC Norwest
     Bank Minnesota, N.A.;
     4.10%; 5/7/98*; 8/1/15                  2,000,000                2,000,000
   City of Rochester, Minnesota, Health Care
     Fac. Rev. Bonds, Mayo Foundation/
     Mayo Medical Center, Adj. Tender,
     Series 1992C;
     3.35%; 5/4/98**; 11/15/21              $  500,000              $   500,000
     3.40%; 5/4/98**; 11/15/21                 350,000                  350,000
     3.25%; 5/6/98**; 11/15/21                 400,000                  400,000
     3.35%; 5/7/98**; 11/15/21                 500,000                  500,000
     3.65%; 5/7/98**; 11/15/21                 500,000                  500,000
     3.20%; 5/8/98**; 11/15/21               1,000,000                1,000,000
     3.20%; 5/8/98**; 11/15/21                 400,000                  400,000
                                                                    -----------
                                                                      5,650,000
Mississippi (0.65%)
   Jackson County, Mississippi, Pollution
     Control Ref. Rev. Bonds, Series 1993;
     Guaranteed by Chevron Corp.;
     4.10%; 5/1/98*; 6/1/23                    500,000                  500,000

Missouri (3.94%)
   Health & Education Fac. Authority of
     Missouri School Dist. Program
     Notes, Series 1996A;
     4.50%; 9/14/98                          3,020,000                3,026,466

Montana (6.37%)
   City of Forsyth, Montana, Portland
     General Electric Co.; LOC Swiss
     Bank Corp.;
     Series B; 4.10%; 5/7/98*; 6/1/13        2,400,000                2,400,000
     Series D; 4.10%; 5/7/98*; 6/1/13        1,500,000                1,500,000
     Series 1984; 4.10%; 5/7/98*; 8/1/14     1,000,000                1,000,000
                                                                    -----------
                                                                      4,900,000
New Hampshire (2.34%)
   New Hampshire IDA, F/R Monthly
     1983 Hudson, Oerlikon-Buhrle
     USA/Balzers; LOC Union Bank of
     Switzerland;
     3.75%; 5/7/98*; 7/1/13                  1,800,000                1,800,000

New York (2.28%)
   New York State Energy Research &
     Dev. Authority, For New York State
     Electric & Gas Corp., Series 1985-D;
     LOC Union Bank of Switzerland;
     3.80%; 12/1/98**; 12/1/15                 750,000                  750,000
   New York State Energy Research &
     Dev. Authority, Pollution Control
     Rev. Bonds, Long Island Lighting
     Co.; Series 1985B; LOC Deutsche
     Bank; 3.58%; 3/1/99**; 3/1/16           1,000,000                1,000,000
                                                                    -----------
                                                                      1,750,000
North Carolina (5.20%)
   North Carolina Eastern Municipal Power
     Agency, Series 1988B; LOC Morgan
     Guaranty Trust Co.; LOC Union
     Bank of Switzerland;
     3.25%; 5/5/98**; 1/1/26                   500,000                  500,000
     3.30%; 5/5/98**; 1/1/26                   500,000                  500,000
     3.50%; 5/7/98**; 1/1/10                   500,000                  500,000
North Carolina (Continued)
   University of  North Carolina
     Foundation, Inc., Series 1989;
     LOC Credit Suisse;
     4.10%; 5/7/98*; 10/1/09                $2,500,000              $ 2,500,000
                                                                    -----------
                                                                      4,000,000
Ohio (2.21%)
   Toledo-Lucas County, Ohio, Port
     Fac. Ref. Rev. Bonds, CSX
     Transport Project, Series 1992;
     LOC Bank of Nova Scotia;
     3.20%; 5/8/98**; 12/15/21                 500,000                  500,000
   Village of Evendale, Ohio, SHV Real
     Estate Income Project;
     LOC ABN-AMRO;
     4.10%; 5/7/98*; 9/1/15                  1,200,000                1,200,000
                                                                    -----------
                                                                      1,700,000
Pennsylvania (2.99%)
   Bucks County, Pennsylvania, IDA SHV
     Real Estate, Inc. Project, Series 1985;
     LOC ABN-AMRO Bank;
     4.10%; 5/7/98*; 7/1/15                  2,300,000                2,300,000

Tennessee (0.65%)
   Knox, Tennessee, IDB F/R Monthly
     IDR 1983, Service Merchandise Co.,
     Inc.; LOC CIBC;
     3.80%; 5/15/98*; 12/15/08                 500,000                  500,000

Texas (5.49%)
   Coppell, Texas, Industrial Dev. Corp.,
     IDA 1984, Minyard Properties
     Project; LOC Citibank;
     3.60%; 5/7/98*; 12/1/01                   870,000                  870,000
   Grapevine, Texas, Industrial Dev. Corp.,
     American Airlines;
     LOC Morgan Guaranty;
     Series 1984 A4; 4.25%; 5/1/98*; 12/1/24   300,000                  300,000
     Series 1984 B4; 4.25%; 5/1/98*; 12/1/24   600,000                  600,000
   Lone Star Airport Imp. Auth.,
     American Airlines;
     LOC Royal Bank of Canada;
     Series 1984 A5; 4.25%; 5/1/98*; 12/1/14   100,000                  100,000
     Series 1984 B1; 4.25%; 5/1/98*; 12/1/14   100,000                  100,000
     Series 1984 B5; 4.25%; 5/1/98*; 12/1/14   100,000                  100,000
   Montgomery County, Texas, Industrial
      Dev. Corp. Ref. Bonds,
      Series 1986A; Dal-Tile Corp.
      Project; LOC Credit Suisse;
      4.10%; 5/7/98*; 12/1/03                  150,000                  150,000
   State of Texas Tax & Revenue
     Anticipation Notes, Series 1997A;
     4.75%; 8/31/98                          1,000,000                1,002,961
     4.75%; 8/31/98                          1,000,000                1,002,883
                                                                    -----------
                                                                      4,225,844
West Virginia (2.34%)
   Putnam County, West Virginia, F/R Monthly
     IDR 1981, FMC Corp.
     Project; LOC UBS;
     3.65%; 5/7/98*; 10/1/11                $1,800,000              $ 1,800,000
                                                                    -----------

            Total Portfolio Investments (99.03%)                     76,165,541

Cash, receivables and other assets,
   net of liabilities (0.97%)                                           744,977
                                                                    -----------

                      Total Net Assets (100.00%)                    $76,910,518
                                                                    ===========

  *  Demand Date
** Put Date

FINANCIAL HIGHLIGHTS
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1998*        1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .025         .050         .049        .052         .033         .026
   Net Realized and Unrealized Gain (Loss) on Investments         -            -            -           -            -            -

                       Total from Investment Operations        .025         .050         .049         .052        .033         .026

Less Dividends From Net Investment Income...............     (.025)       (.050)       (.049)       (.052)      (.033)       (.026)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000       $1.000


Total Return(c).........................................      2.46%(d)     4.96%        5.00%        5.36%       3.40%        2.67%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $756,244     $836,072     $694,962     $623,864    $332,346     $284,739
   Ratio of Expenses to Average Net Assets(b)(e)........       .56%(f)      .63%         .66%         .72%        .70%         .67%
   Ratio of Net Investment Income to Average Net Assets.      5.15%(f)     4.98%        4.88%        5.24%       3.27%        2.63%

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class B shares                                                 1998*        1997         1996         1995(g)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .020         .041         .041         .041
   Net Realized and Unrealized Gain (Loss) on Investments         -            -            -            -

                       Total from Investment Operations        .020         .041         .041         .041

Less Dividends from Net Investment Income...............     (.020)       (.041)       (.041)       (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000

Total Return(c).........................................      2.04%(d)     4.05%        4.13%        4.19%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $1,418         $992         $520         $208
   Ratio of Expenses to Average Net Assets(b)(e)........      1.58%(f)     1.47%        1.50%        1.42%(f)
   Ratio of Net Investment Income to Average Net Assets.      4.06%(f)     4.08%        4.08%        4.50%(f)

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class R shares                                                 1998*        1997         1996(h)
                                                               ----         ----         ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .022         .044         .030
   Net Realized and Unrealized Gain (Loss) on Investments         -            -            -

                       Total from Investment Operations        .022         .044         .030

Less Dividends from Net Investment Income...............     (.022)       (.044)       (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000

Total Return(c).........................................      2.17%(d)     4.16%        2.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $5,450       $4,296       $1,639
   Ratio of Expenses to Average Net Assets(b)(e)........      1.14%(f)     1.26%         .99%(f)
   Ratio of Net Investment Income to Average Net Assets.      4.58%(f)     4.40%        4.41%(f)

*  Six Months Ended April 30, 1998.


See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):


PRINCIPAL TAX-EXEMPT CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                  1998*       1997         1996         1995        1994         1993
                                                               ----         ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000       $1.000

Net Investment Income from Operations:(b)...............       .014         .029         .029         .032        .021         .020

Less Dividends from Net Investment Income...............     (.014)       (.029)       (.029)       (.032)      (.021)       (.020)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000       $1.000

Total Return(c).........................................      1.31%(d)     2.89%        2.92%        3.24%       2.11%        1.99%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $76,911      $98,939      $98,482      $99,887     $79,736      $79,223
   Ratio of Expenses to Average Net Assets(b)...........       .71%(f)      .70%         .71%         .69%        .67%         .66%
   Ratio of Net Investment Income to Average Net Assets.      2.85%(f)     2.93%        2.87%        3.19%       2.08%        1.96%

PRINCIPAL TAX-EXEMPT CASH MANAGEMENT FUND, INC.(a)
Class B shares                                                 1998**       1997         1996         1995(g)
                                                               ----         ----         ----         ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000

Net Investment Income from Operations:(b)...............       .004         .022         .021         .021

Less Dividends from Net Investment Income...............     (.004)       (.022)       (.021)       (.021)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000

Total Return(c).........................................       .42%(d)     2.18%        2.13%        2.19%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............         $0          $28          $27          $27
   Ratio of Expenses to Average Net Assets(b)...........      1.47%(f)     1.47%        1.47%        1.42%(f)
   Ratio of Net Investment Income to Average Net Assets.      2.31%(f)     2.16%        2.11%        2.40%(f)

*  Six Months Ended April 29, 1998.
** For the Period November 1, 1997 through December 29, 1997.



See accompanying notes.

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Money Market Funds:

                    Former Fund Name                                        New Fund Name
                    ----------------                                        -------------
       Princor Cash Management Fund, Inc.                   Principal Cash Management Fund, Inc.
       Princor Tax-Exempt Cash Management Fund, Inc.        Principal Tax-Exempt Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Funds would have had per share net investment income (operating loss) and the ratios of expenses to average net assets as shown:

                                                                            Per Share
                                                         Year Ended      Net Investment      Ratio of
                                                         October 31,         Income          Expenses
                                                           Except          (Operating        to Average           Amount
                                                          as Noted            Loss)          Net Assets           Waived
                                                         -----------     --------------      ----------        -----------
     Principal Cash Management Fund, Inc.:
         Class A                                            1998*           $ .025(f)            .56%          $   --  (e)
                                                            1997              .050                63               --
                                                            1996              .049               .67              7,102
                                                            1995              .052               .78            296,255
                                                            1994              .031               .90            595,343
                                                            1993              .025               .84            468,387

         Class B                                            1998*             .019(f)           1.84              1,343(e)
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140
                                                            1995(f)           .041              1.63(d)             104

         Class R                                            1998              .022              1.14               --  (e)
                                                            1997              .043              1.34              2,441

     Principal Tax-Exempt Cash Management Fund, Inc.:
         Class A                                            1998*             .014(f)            .72              3,194
                                                            1997              .049               .67              7,102
                                                            1996              .028               .77             69,107
                                                            1995              .031               .84            138,574
                                                            1994              .019               .85            150,515
                                                            1993              .018               .83            131,442

         Class B                                            1998**            .004(f)          22.35                904**
                                                            1997             (.188)            22.58              5,807
                                                            1996             (.243)            27.43              7,160
                                                            1995(g)           .018              1.89(f)              99

     *   Six Months Ended April 30, 1998
     **  For the Period November 1, 1997 through December 29, 1997 (date Class B operations ceased).

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(f)  Computed on an annualized basis.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(h) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

PRINCIPAL FAMILY OF MUTUAL FUNDS

Principal Mutual Life Insurance Company has sponsored the development of a number of mutual funds. The funds which make up the Principal family of mutual funds and a brief description of their respective investment objectives are provided below. For more complete information about any of the funds, including charges and expenses, obtain a prospectus from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

                                             INVESTMENT OBJECTIVE
DOMESTIC GROWTH FUNDS

   Principal Balanced Fund       To seek the generation of a total return
                                 consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

   Principal Blue Chip Fund      To seek  growth of  capital  and
                                 growth of income by investing primarily in common stocks of well capitalized, established companies.

   Principal Capital Value Fund  To seek long-term  capital  appreciation  and a secondary objective of growth of investment income.

   Principal Growth Fund         To seek  growth  of  capital  with
                                 realization of current income incidental to the objective of growth of capital.

   Principal MidCap Fund         To seek  capital  appreciation  by
                                 investing primarily in securities of emerging and other growth-oriented companies.

   Principal Real Estate Fund    To seek  the  generation  of
                                 total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

   Principal SmallCap Fund       To  seek  long-term  growth  of
                                 capital  by   investing   primarily  in  equity
                                 securities  of  companies  with   comparatively
                                 smaller market capitalizations.

   Principal Utilities Fund      To  seek  current  income  and
                                 long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

INTERNATIONAL GROWTH FUNDS

   Principal International       To seek long-term growth of capital by
   Emerging  Markets Fund        investing primarily in equity securities of
                                 issuers in emerging market countries.

   Principal International Fund  To seek long-term growth of
                                 capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

   Principal International       To seek long-term growth of capital by
   SmallCap Fund                 investing  primarily in equity  securities of
                                 non-United States companies with comparatively smaller market capitalizations.
INCOME FUNDS

   Principal Bond Fund           To seek as high a level of income as is
                                 consistent with preservation of capital and prudent investment risk.

   Principal Government          To seek a high level of current income,
   Securities Income Fund        liquidity and safety of principal.

   Principal High Yield Fund     To seek high current income. Capital  growth is
                                 a secondary objective when consistent with seeking high current income.

   Principal Limited Term        To seek a high  level of  current
   Bond Fund                     income  consistent with a relatively high level
                                 of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

   Principal Tax-Exempt          To seek as high a level of current income
   Bond Fund                     exempt from federal taxation as is consistent
                                 with preservation of capital.

MONEY MARKET FUNDS

   Principal Cash                To seek as high a level of current  income
   Management Fund               available from  short-term  securities  as is
                                 considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

   Principal Tax-Exempt Cash     To  seek,  through  investment  in a
   Management Fund               professionally-managed  portfolio  of  high
                                 quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.